PRUDENTIAL RETIREMENT SECURITY ANNUITY VI
PROSPECTUS: MAY 1, 2021
This prospectus describes the Prudential Retirement Security Annuity VI, a flexible premium deferred annuity (the “Annuity” or “Contract”) offered by Prudential Retirement Insurance and Annuity Company (“PRIAC,” the “Company,” “we,” “our,” or “us”) and the PRIAC Variable Contract Account A as an interest in a group annuity. The Annuity or certain of its investment options or features may not be available in all states. Various rights and benefits may differ between states to meet applicable laws and regulations.
The Annuity may be sold by PRIAC to retirement plans qualifying for federal tax benefits under sections 401(a), 403(b), or 457 (governmental) of the Internal Revenue Code of 1986, as amended (the “Code”). Eligible investors may contribute Purchase Payments to the Annuity subject to our underwriting guidelines and the Code.
Prudential Retirement Security Annuity VI (PRSA VI) may be transferred to an individual version of this product, Prudential Retirement Security Annuity III, which contains a similar version of the Prudential IncomeFlex Target® Benefit offered in PRSA VI. Transfers or "rollovers" may be processed only if a qualifying event occurs as defined by the Internal Revenue Code. These events may include the plan terminating the group annuity contract or the termination of your employment. Please see Section 10, "Other Information" for more information.
If you are purchasing the Annuity as a replacement for existing variable annuity or variable life coverage, you should consider, among other things, any surrender or penalty charges you may incur when replacing your existing coverage. Before purchasing this Annuity, you also should consider whether its features and benefits meet your needs and goals. In particular, you should consider the relative features, benefits and costs of this Annuity compared with those in your retirement plan or elsewhere before investing in this Annuity. PRIAC is a wholly-owned subsidiary of The Prudential Insurance Company of America.
PLEASE READ THIS PROSPECTUS
This prospectus describes important features of the Annuity and what you should consider before purchasing it. Please read this prospectus before purchasing the Annuity. The current prospectus for the underlying mutual fund contains important information about the mutual fund. When you invest in a Variable Investment Option, you should read the underlying mutual fund prospectus and keep it for future reference.
THE FUND
The Annuity offers a Variable Investment Option, a Sub-account of the PRIAC Variable Contract Account A, that invests in an underlying mutual fund portfolio. The Sub-account invests in the Vanguard Balanced Index Fund® (Institutional Shares).
The fund available under this Contract may also be available for direct purchase outside of an annuity or life insurance contract. If you purchase shares of the fund directly from a broker-dealer or mutual fund company, you will not pay contract or separate account charges, but you also will not have annuity options or insurance features available. Because of these additional contract and separate account charges, you should refer only to investment return information regarding the fund available through PRIAC or your employer, rather than to information that may be available through alternate sources.
TO LEARN MORE ABOUT PRUDENTIAL RETIREMENT SECURITY ANNUITY VI
This prospectus sets forth the information about the Contract that a prospective investor ought to know before investing, and should be kept for future reference. Additional information about the Contract has been filed with the U.S. Securities & Exchange Commission (SEC), and is available upon written or oral request without charge. Such additional information includes the Statement of Additional Information (SAI) dated May 1, 2021. The SAI has been filed with the SEC and is legally a part of this prospectus. PRIAC may also file other reports with the SEC. All of these filings can be reviewed and copied at the SEC’s offices, and can also be obtained from the SEC’s Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549. (See SEC file number 333-199286). You may obtain information on the operation of the Public Reference Room by calling the SEC at (202) 551-8090. The SEC also maintains a website (http://www.sec.gov) that contains the Prudential Retirement Security Annuity VI SAI, material incorporated by reference, and other information regarding registrants that file electronically with the SEC. The Table of Contents of the SAI is set forth in Section 10 of this prospectus. The prospectus and SAI describe only the Annuity and the Sub-account available under the Annuity, and do not purport to describe every investment option available to you under your retirement plan. For a free copy of the SAI, contact the Prudential Retirement Service Center by calling (877) 778-2100, or writing to Prudential Retirement, 30 Scranton Office Park, Scranton, PA 18507.

THE SEC HAS NOT DETERMINED THAT THIS CONTRACT IS A GOOD INVESTMENT, NOR HAS THE SEC DETERMINED THAT THIS PROSPECTUS IS COMPLETE OR ACCURATE. IT IS A CRIMINAL OFFENSE TO STATE OTHERWISE. INVESTMENT IN A VARIABLE ANNUITY CONTRACT IS SUBJECT TO RISK, INCLUDING THE POSSIBLE LOSS OF YOUR MONEY. AN INVESTMENT IN THE ANNUITY IS NOT A BANK DEPOSIT AND IS NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

The tax advantages available with this Contract may exist solely from its purchase through retirement plans or accounts qualifying for federal tax benefits under sections 401(a), 403(b), or 457 (governmental) of the Code. In contrast to many variable annuities, because this Contract can invest in a fund available to the general public, if the Contracts are not issued or purchased through one of these types of retirement plans, the taxes on gains may not be deferred. You should carefully consider the advantages and disadvantages of owning a variable annuity in a tax qualified plan, as well as the costs and benefits of the Contract (including annuity income), before you purchase the Contract in a tax qualified plan.
In compliance with United States law, PRIAC will deliver this prospectus to Contract Owners that currently reside outside the United States.

i

ii

iii

PART I – SUMMARY
PRUDENTIAL RETIREMENT SECURITY ANNUITY VI PROSPECTUS
This prospectus is for informational or educational purposes. It is not intended as investment advice and is not a recommendation about managing or investing your retirement savings. In providing these materials, PRIAC is not acting as your fiduciary as defined by any applicable laws and regulations. Please consult with a qualified investment professional if you wish to obtain investment advice.
GLOSSARY
We have tried to make this prospectus as easy to read and understand as possible. By the nature of the Contract, however, certain technical words or terms are unavoidable. We have identified the following as some of these words or terms. Certain terms within this prospectus are described within the text where they appear. The defined terms set out in this prospectus also appear in and apply to the related Statement of Additional Information.
Accumulation Phase: The period that begins with the Contract Date and ends on your Annuity Date, or earlier, if the Contract is terminated through a full withdrawal or payment of a Death Benefit.
Accumulation Unit and Accumulation Unit Value: We credit you with Accumulation Units for each Sub-account in which you invest. The value of these Accumulation Units (the “Accumulation Unit Value”) may change each Business Day to reflect the investment results of the Sub-accounts, as well as all insurance and administrative expenses. The number of Accumulation Units credited to you in any Sub-account is determined by dividing the amount of each Purchase Payment made by you to that Sub-account by the applicable Accumulation Unit Value for the Business Day on which the Purchase Payment is credited. We will reduce the number of Accumulation Units credited to you under any Sub-account by the number of Accumulation Units canceled as a result of any transfer or withdrawal by you from that Sub-account.
Adjusted Contract Value: When you begin receiving Annuity Payments, the value of your Contract minus any charge we impose for premium taxes.
Annual Guaranteed Withdrawal Amount: Under the terms of the Prudential IncomeFlex Target Benefit, an amount that you may withdraw each Withdrawal Period as long as you live (if the optional Spousal Benefit is elected, then until the last to die of you and your spouse). The Annual Guaranteed Withdrawal Amount is set initially as a percentage of the Income Base, but will be adjusted to reflect subsequent Purchase Payments, Excess Withdrawals and any Step-Up. We may refer to this amount as the “Lifetime Annual Withdrawal Amount” in materials other than this prospectus.
Annuitant: The person whose life determines the amount of Annuity Payments that will be paid.
Annuity Date: The date you elect to begin Annuity Payments (annuitization).
Annuity Option: An option under the Contract that defines the frequency and duration of Annuity Payments. See Section 3, “What Kind Of Payments Will I Receive During The Annuity Phase?”
Annuity Payment: Each payment made on or after your Annuity Date in accordance with the Annuity Option you select. Annuity Payments are not considered to be withdrawals for any purposes, including withdrawals under the Prudential IncomeFlex Target Benefit. For more information about guaranteed withdrawals, see “Withdrawals Under The Prudential IncomeFlex Target Benefit” in Section 5, “What Is The Prudential IncomeFlex Target Benefit?”
Annuity Phase: The period that begins with the Annuity Date and ends when there are no further Annuity Payments due under the Annuity Option you select.
Beneficiary: The person(s) or entity you have chosen to receive the Death Benefit.
Birthday: Each anniversary of your date of birth. If this date is not a Business Day, then the Birthday will be the last Business Day immediately preceding the anniversary of your date of birth.
Business Day: A day on which the New York Stock Exchange is open for business. A Business Day ends as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern Time). Our Business Day may close earlier than 4:00 p.m. Eastern Time if regular trading on the New York Stock Exchange closes early. Additionally, your plan may have an earlier cut off time for you to submit financial transactions to the plan so that those transactions may be submitted to us by end of a Business Day.

Code: The Internal Revenue Code of 1986, as amended from time to time and the regulations promulgated thereunder.

Contract Date: The date we accept your initial Purchase Payment and all necessary paperwork in Good Order at the Prudential Retirement Service Center. Contract anniversaries are measured from the Contract Date. A Contract year starts on the Contract Date or on a Contract anniversary. If after the Contract Date and before the Lock-In Date the Contract Value is equal to $0.00, then any subsequent allocation to a Variable Investment Option, permitted by us, on behalf of a Participant shall create a new Contract Date.
Contract Owner, Owner or You: The person or entity entitled to the ownership rights under the Contract. Although the Contract is issued only to Plan Contract Holders (i.e., the kinds of retirement plans specified on the cover page of the prospectus), participants in such plans make purchase payments and have various other rights under the Contract. Where appropriate in the context involved, references to “Contract Owner,” “Owner,” “You,” and “you” may refer to the plan participant rather than the Plan Contract Holder.
Contract Value: The total value of your Contract, equal to the sum of the values of your investment in each investment option. Your Contract Value will go up or down based on the performance of the investment options.
Death Benefit: If a Death Benefit is payable, the Beneficiary you designate will receive the Contract Value. See Section 4, “What Is The Death Benefit?”
Excess Withdrawal: Any withdrawal in a Withdrawal Period in excess of the Annual Guaranteed Withdrawal Amount. Each Excess Withdrawal reduces your Income Base and thus your Annual Guaranteed Withdrawal Amount in the same proportion as the Contract Value was reduced by the Excess Withdrawal. See Section 5, “What Is The Prudential IncomeFlex Target Benefit?”
Good Order: Sufficiently clear instruction received by the Prudential Retirement Service Center on a Business Day before the close of business which utilizes the applicable forms, and reflects the necessary signatures and dates required to ensure there is no need to exercise any discretion to follow such instruction. Good Order requires receipt of confirmation and all necessary information to ensure the instruction is permitted under and in compliance with the applicable retirement arrangement. Instructions that are not in Good Order will be effective on the Business Day that Good Order is determined. Instructions received on a day that is not a Business Day or after the close of a Business Day will be deemed to have been received on the next Business Day.
Guaranteed Withdrawal Percentage: The percentage of the Income Base used to determine the Annual Guaranteed Withdrawal Amount. See Section 5, “What Is The Prudential IncomeFlex Target Benefit?”
Highest Birthday Value: For purposes of determining the Income Base, the initial Highest Birthday Value is the Contract Value on the Contract Date, and thereafter the greater of (a) the initial Highest Birthday Value, and (b) the highest Contract Value attained on each Birthday, until the Lock-In Date. This value is adjusted for withdrawals and subsequent Purchase Payments. See Section 5, “What Is The Prudential IncomeFlex Target Benefit?”
Income Base: The Income Base is used to determine the Annual Guaranteed Withdrawal Amount. On the Lock-In Date, your Income Base is equal to the greater of: (A) the Highest Birthday Value or (B) the Contract Value when you lock in your Annual Guaranteed Withdrawal Amount (that is, the Contract Value on the Business Day prior to the Lock-In Date). Thereafter, the Income Base may increase or decrease, resulting from additional Purchase Payments, Withdrawals and/or Step-Up Amounts. Prior to the Lock-In Date, it equals your Highest Birthday Value and is only determined for reference purposes.
Lock-In Date: The date you elect to lock in your Annual Guaranteed Withdrawal Amount under this Annuity. You must attain age 55 to select a Lock-In Date (both you and your spouse must attain age 55 to select a Lock-In Date for the Spousal Benefit).
Participant: A Participant in a retirement plan or arrangement.
Plan Contract Holder: The employer, trust or association to which a group annuity contract has been issued.
Prudential IncomeFlex Target Benefit or IncomeFlex Target Benefit: A standard feature of the Annuity that guarantees your ability to withdraw a percentage of an initial notional value called the Income Base for your life if certain conditions are satisfied. A charge for this guarantee is deducted from the value of your investment options.
Prudential Retirement Service Center: Prudential Retirement, 30 Scranton Office Park, Scranton, PA 18507. The phone number is (877) 778-2100. Prudential’s website is www.prudential.com. For items required to be sent to the Prudential Retirement Service Center, your correspondence is not considered received by us until it is received at the Prudential Retirement Service Center. Where this prospectus refers to the day when we receive a transaction request, we mean the day on which the transaction arrives in Good Order at the Prudential Retirement Service Center, or via the appropriate telephone number, fax number or website if the item is a type we accept by those means. There are two main exceptions: if the item is received at the Prudential Retirement Service Center (1) on a day that is not a Business Day or (2) after the close of a Business Day. In each such instance, a transaction received in Good Order will be deemed received on the next Business Day.

Purchase Payment: The amount of money you pay us to purchase the Contract initially and any amounts deposited as additional Purchase Payments after the Contract Date, including payments allocated from other investment options and contracts. Generally, subject to limits of the Code and your plan, you can make additional Purchase Payments at any time during the Accumulation Phase.
Separate Account: Purchase Payments allocated to the Variable Investment Option are held by us in a separate account called PRIAC Variable Contract Account A. The Separate Account is set apart from all of the general assets of PRIAC.
Spousal Benefit: An optional version of the Prudential IncomeFlex Target Benefit, if elected and certain conditions are satisfied, which extends guaranteed withdrawals until the last to die of you and your spouse or civil union partner. While there is no additional charge for this version of the benefit, any Annual Guaranteed Withdrawal Amounts will be less than if you had not elected it.
Step-Up Amount: The excess, if any, of the Contract Value over the Income Base, determined annually as of the Step-Up Date.
Step-Up Date: After the Lock-In Date, the Business Day that immediately precedes your Birthday.
Sub-account: A Variable Investment Option offered under PRIAC Variable Contract Account A, the assets of which are invested in shares of the corresponding portfolio.
Tax Deferral: This is a way to increase your assets without currently being taxed. Generally, you do not pay taxes on your Contract earnings until you take money out of your Contract. You should be aware that the only way to receive Tax Deferral for the value in this Contract is for it to be held in a tax favored plan (an employment based retirement plan), which provides Tax Deferral regardless of whether it invests in annuity contracts. See Section 9, “What Are The Tax Considerations Associated With The Prudential Retirement Security Annuity VI?”
Variable Investment Option: When you choose a Variable Investment Option, we purchase shares of the underlying mutual fund, which we may refer to as a fund or portfolio, that are held as an investment for that option. We hold these shares in the Separate Account. The division of the Separate Account of PRIAC that invests in a particular mutual fund is referred to in your Contract as a Sub-account.
Withdrawal Period: Each year beginning on the Participant’s Birthday and ending on the last day preceding the next Birthday. We may refer to this period as “Birthday Year” in materials other than this prospectus.

SUMMARY OF CONTRACT CHARGES AND EXPENSES
The purpose of this summary is to help you to understand the costs you will pay for the Prudential Retirement Security Annuity VI. The following tables describe the fees and expenses you will pay when buying, owning, and surrendering your interest in the Contract. The first table describes the fees and expenses you will pay when you buy an interest in the Contract, surrender an interest in the Contract or transfer cash value between investment options.
For more detailed information, including additional information about current and maximum charges, see Section 7, “What Are The Expenses Associated With The Prudential Retirement Security Annuity VI?” The current individual mutual fund prospectus contains detailed expense information about the underlying mutual fund.

CONTRACT OWNER TRANSACTION EXPENSES
	Current	Maximum
Transfer Fee [1]	$0	$30
(Each transfer after 12 in a Contract year)
Charge For Premium Tax Imposed On Us By Certain States/Jurisdictions [2]
(As a Percentage of Contract Value)	0% to 3.5%
1    Although there is only one Variable Investment Option available in PRSA VI, we reserve the right to charge a transfer fee if we add another Variable Investment Option in the future.
2    For additional information see “Taxes Attributable to Premium” in Section 7, “What Are The Expenses Associated With The Prudential Retirement Security Annuity VI?”

PERIODIC ACCOUNT EXPENSES
The table below describes the fees and expenses that you will pay periodically during the time that you own the Contract, not including underlying mutual fund fees and expenses.
	Current	Maximum
Annual Contract Fee [3]	$0	$150
Insurance and Administrative Expenses (As a percentage of daily net assets of the Sub-account)
Insurance and Administrative Charge	0.00%	1.50%
IncomeFlex Target Benefit [4]	1.15%	1.50%
Total Annual Charge with the IncomeFlex Target Benefit [5]	1.15%	3.00%
3    Currently, this fee is zero. As shown in the table, we can increase this fee in the future up to a maximum of $150, but we have no current intention to do so.
4    The 1.50% charge is the maximum that we can impose for the IncomeFlex Target Benefit under this Contract. This maximum applies whether or not you have the Spousal Benefit and/or whether or not you have a Step-Up of the Income Base.
5    The total annual charge is the sum of the insurance and administrative charge and the charge for the IncomeFlex Target Benefit.

TOTAL ANNUAL MUTUAL FUND OPERATING EXPENSES
The next item shows the operating expenses charged by the underlying mutual fund, which are deducted from the underlying mutual fund assets, including management fees and other expenses that you will pay during the time that you own the Contract. More detail on the underlying mutual fund’s fees and expenses is contained below and in the fund’s prospectus. The below depicts the total operating expenses for Institutional Shares of the Vanguard Balanced Index Fund. Fund expenses are not fixed or guaranteed by the Prudential Retirement Security Annuity VI Contract, and may vary from year to year.

Total Annual Underlying Mutual Fund Operating Expense	0.06%

UNDERLYING MUTUAL FUND PORTFOLIO ANNUAL EXPENSES Annual Portfolio Operating Expenses (expenses that are deducted from portfolio assets, in %)
	Management Fees	Other Expenses	Total Annual Portfolio Operating Expenses
Vanguard Balanced Index Fund (Institutional Shares)	0.06%	0.00%	0.06%

EXPENSE EXAMPLE
This example is intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include Contract Owner transaction expenses, Contract fees, Separate Account annual expenses, and underlying mutual fund fees and expenses, without any reduction for fee waivers or expense reimbursements.
The example assumes that you invest $10,000 in the Contract for the time periods indicated. The example also assumes that your investment has a 5% return each year and assumes the maximum fees and expenses of the mutual fund, for its most recent fiscal year end, which do not reflect any expense reimbursements or waivers. Although your actual costs may be higher or lower, based on these assumptions, your costs would be as indicated in the tables that follow.
EXPENSES WITH  PRUDENTIAL INCOMEFLEX TARGET BENEFIT
The Example assumes the following:
▪You invest $10,000 in Prudential Retirement Security Annuity VI;
▪You allocate all of your assets to the Variable Investment Option;
▪Your investment has a 5% return each year;
▪The mutual fund’s total operating expenses remain the same each year;
▪No tax charge applies;
▪With the exception of the Annual Contract Fee, the maximum Periodic Account Expenses are applied, rather than the current charges;
▪The maximum charge for the IncomeFlex Target Benefit is imposed; and
▪No reduction for fee waivers or expense reimbursements.
THE EXPENSES IN THIS EXAMPLE DO NOT VARY WHETHER YOU SURRENDER YOUR INTEREST IN THE ANNUITY, DO NOT SURRENDER YOUR INTEREST IN THE ANNUITY, OR ANNUITIZE AT THE END OF THE APPLICABLE STATED TIME PERIOD.

EXAMPLE
1 yr	3 yrs	5 yrs	10 yrs
$309	$945	$1,606	$3,374
THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. PREMIUM TAXES ARE NOT REFLECTED IN THIS EXAMPLE. DEPENDING ON THE STATE YOU LIVE IN, A CHARGE FOR PREMIUM TAXES MAY APPLY. YOUR ACTUAL FEES WILL VARY BASED ON THE AMOUNT OF YOUR CONTRACT. PLEASE SEE SECTION 6, “HOW CAN I PURCHASE THE PRUDENTIAL RETIREMENT SECURITY ANNUITY VI?”

FINANCIAL STATEMENTS
The financial statements of PRIAC and the Separate Account are included in the Statement of Additional Information (SAI). For a free copy of the SAI, contact the Prudential Retirement Service Center by calling (877) 778-2100, or writing to Prudential Retirement, 30 Scranton Office Park, Scranton, PA 18507.
ACCUMULATION UNIT VALUES
Accumulation Unit Values have been included at the end of this prospectus.

SUMMARY FOR SECTIONS 1 – 10
For a more complete discussion of the following topics, see the corresponding section in Part II of the prospectus. This prospectus discloses all material features of the Prudential Retirement Security Annuity VI, including all state-specific variations of the Contract.
SECTION 1: What Is The Prudential Retirement Security Annuity VI?
The Prudential Retirement Security Annuity VI is a variable annuity contract issued by PRIAC. The Contract may be used to fund retirement plans or accounts qualifying for federal tax benefits under sections 401(a), 403(b), or 457 (governmental) of the Code. The Contract features a Variable Investment Option, certain withdrawal and Annuity Options and a Death Benefit. The Contract is intended for retirement savings or other long-term investment purposes.
Group annuity contracts are typically issued to Plan Contract Holders. The Plan Contract Holder then makes contributions to the Contract on behalf of eligible employees or members, which may include payroll deductions or similar agreements with the Plan Contract Holder as permitted by the retirement plan.
You can invest your money in the Variable Investment Option available under the Contract, which offers the opportunity for a favorable return that can increase your Contract Value. However, this is NOT guaranteed. It is possible, due to market changes, that your Contract Value may decrease.
The Contract, like all deferred annuity contracts, has two phases: the Accumulation Phase and the Annuity Phase. During the Accumulation Phase, since you have purchased this Annuity through a qualified retirement plan, any earnings grow on a tax deferred basis and are generally taxed as income only when you make withdrawals, including withdrawals under the Prudential IncomeFlex Target Benefit. The Annuity Phase starts when you begin receiving Annuity Payments from your Contract. The amount of money you are able to accumulate in your Contract during the Accumulation Phase will help determine the amount you will receive during the Annuity Phase. Other factors will affect the amount of your payments, such as age, and the payout option you select.
We may amend the Contract as permitted by law. For example, we may add new features to the Contract. Subject to applicable law, we will determine whether or not to make such Contract amendments available to Contracts that already have been issued.
If permissible under your plan and applicable state law, you may cancel your interest in the Contract and request a refund within a certain period of time known as the “free look” period. The free look period is generally 10 days from the date you begin participation under the Contract, but may be as long as 30 days, depending on applicable state law.
During the applicable free look period, you can notify the Prudential Retirement Service Center at the address shown on the first page of this prospectus and request a refund. Generally, you will bear the investment risk during the free look period and will receive a refund equal to your Contract Value, plus the amount of any fees or other charges applied and less applicable federal and state income tax withholding, as of the date you stopped participation in the Contract. If applicable state law requires the return of your Purchase Payments, we will return the greater of the Contract Value, as described above, or the amount of your total Purchase Payments, less applicable federal and state income tax withholding. Please note that payments made directly to a plan participant are subject to a mandatory 20% federal income tax withholding. The taxpayer cannot choose to elect out of this withholding. Some states also require withholding if federal tax withholding is elected.
SECTION 2: What Investment Option Can I Choose?
You can invest your money in the Variable Investment Option. The only Variable Investment Option under this Contract is the Vanguard Balanced Index Fund of the Vanguard Valley Forge Funds. A brief description of the portfolio’s investment objective and key policies is set forth in Section 2.
The fund underlying the Variable Investment Option available under this Contract may also be available for direct purchase outside of an annuity or life insurance contract. If you purchase shares of the fund directly from a broker-dealer or mutual fund company, you will not pay contract or separate account charges, but you also will not have annuity options or insurance features available. Because of these additional contract and separate account charges, you should refer only to investment return information regarding the fund available through PRIAC or your plan, rather than to information that may be available through alternate sources.
Depending upon market conditions, you may earn or lose money in the option. Your Contract Value will fluctuate with the investment performance of the mutual fund portfolio underlying the Variable Investment Option. Past performance is not a guarantee of future results.

SECTION 3: What Kind Of Payments Will I Receive During The Annuity Phase? (Annuitization)
During the Annuity Phase, commonly called “annuitization,” you may choose from several Annuity Options, including guaranteed payments for life with period certain. Once you begin receiving regular Annuity Payments, you generally cannot change your payment plan.
Note that during the Accumulation Phase, the Prudential IncomeFlex Target Benefit (discussed in Section 5) also provides guaranteed minimum income protection for your life in the form of guaranteed withdrawals. These guaranteed withdrawals do not require annuitization.
SECTION 4: What Is The Death Benefit?
If the Owner dies before the Annuity Phase of the Contract begins, the person(s) or entity chosen as Beneficiary generally will receive the Death Benefit in the amount of the Contract Value. Your employment based retirement plan may require payment of the Death Benefit in the form of a Qualified Pre-Retirement Survivor Annuity (“QPSA”) or other payment method. If your plan requires payment in the form of a QPSA, please see “Spousal Consent Rules For Certain Retirement Plans” in Section 9, “What Are The Tax Considerations Associated With The Prudential Retirement Security Annuity VI?” for important considerations before electing the Spousal Benefit. In addition, a surviving spouse may be eligible to continue this Contract and the Spousal Benefit. See Section 5, “What Is The Prudential IncomeFlex Target Benefit?”
SECTION 5: What Is The Prudential IncomeFlex Target Benefit?
The Prudential IncomeFlex Target Benefit guarantees your ability to withdraw a designated amount from the Annuity annually, subject to our rules regarding the timing and amount of withdrawals. This Annual Guaranteed Withdrawal Amount is equal to a percentage of a notional value (called the “Income Base”), regardless of the impact of market performance on your actual Contract Value. This benefit is designed to provide an annual withdrawal amount for life. You must attain age 55 before starting Prudential IncomeFlex Target Benefit guaranteed withdrawals (both you and your spouse must attain age 55 to begin guaranteed withdrawals with the Spousal Benefit). If spousal consent rules apply to the retirement plan in which you participate, spousal consent may be necessary in order for you, or your surviving spouse, to take withdrawals from the Contract of the Annual Guaranteed Withdrawal Amount and avoid payment of your plan interest in the form of a Qualified Joint and Survivor Annuity (“QJSA”) or QPSA. See “Other Important Considerations” in Section 5 and “Spousal Consent Rules For Certain Retirement Plans” in Section 9, “What Are The Tax Considerations Associated With The Prudential Retirement Security Annuity VI?”
Prudential IncomeFlex Target Benefit is a standard feature of the Annuity that applies to the Annuitant automatically. The Spousal Benefit is optional. If you elect the Spousal Benefit, you may not change your mind, and your Annual Guaranteed Withdrawal Amount will be less than if you had not elected it. For additional information about the fees for the Prudential IncomeFlex Target Benefit, see “Summary of Contract Charges and Expenses” and Section 7, “What Are The Expenses Associated With The Prudential Retirement Security Annuity VI?”
SECTION 6: How Can I Purchase The Prudential Retirement Security Annuity VI?
The Contract is available only to fund retirement plans qualifying for favorable tax treatment under the Code.
Generally, subject to the Code and/or the terms of your retirement plan, you can make additional Purchase Payments at any time during the Accumulation Phase of the Contract.
Absent our prior approval, we may suspend your ability to make additional Purchase Payments during the time period that begins with either of the following: (a) the date of an Excess Withdrawal or (b) any withdrawal before the Lock-In Date. The length of the suspension period is at our discretion. However, in applying any such suspension, we will not discriminate unfairly against any Participant, nor will the length of any suspension exceed 90 days. This restriction does not apply to additional Purchase Payments made through payroll deductions or scheduled loan repayments, if applicable. This restriction does apply to rollover transactions and lump sum loan repayments.
SECTION 7: What Are The Expenses Associated With The Prudential Retirement Security Annuity VI?
The Contract has insurance features and investment features, and there are costs related to each.
▪Annual Contract Fee: Each year we may impose an annual contract fee of up to $150.00.
▪Insurance and Administrative Charge: We have the right to impose an asset-based charge of up to 1.50% to cover expenses and certain insurance risks. We have the right to deduct this charge daily from the net asset value of the Variable Investment Option.
▪Prudential IncomeFlex Target Benefit Charge: We impose an asset-based charge of up to 1.50% for the Prudential IncomeFlex Target Benefit. See Section 5, “What Is The Prudential IncomeFlex Target Benefit?” This charge compensates us for the costs and risks we assume in providing the benefit. We deduct this charge daily from the unit value of the Variable Investment Option.
▪Fund Expenses: You will bear the expenses associated with the underlying mutual fund that are deducted from the underlying fund’s assets.

For more information, including details about other possible charges under the Contract, see “Summary Of Contract Charges and Expenses” and Section 7, “What Are The Expenses Associated With The Prudential Retirement Security Annuity VI?”
SECTION 8: How Can I Access My Money?
You may withdraw money subject to any restrictions imposed by the Code and your retirement plan. For example, certain retirement plans may permit withdrawals only upon earlier of severance from employment, death, disability, attaining a minimum age or the happening of an unforeseeable emergency. Withdrawals prior to age 59 1/2 may be prohibited or subject to an additional tax.
This Contract provides an insurance benefit, called the Prudential IncomeFlex Target Benefit, under which we guarantee that certain amounts will be available to you for withdrawal, regardless of market-related declines in your Contract Value, provided certain conditions are met. You are not required to withdraw these guaranteed amounts. Withdrawing more than the allowable amounts will permanently reduce your guaranteed benefits as described in Part 5, “Withdrawals Under The Prudential IncomeFlex Target Benefit.”
SECTION 9: What Are The Tax Considerations Associated With The Prudential Retirement Security Annuity VI?
This Contract is offered to fund certain employment-based retirement plans.
Except for withdrawals of Roth account contributions and qualified Roth account withdrawals, generally, all or a portion of amounts withdrawn either as a lump sum or as regular payments are taxed as ordinary income.
In some cases, the tax on lump sum distributions may be limited by special income averaging rules. Premature withdrawals may be prohibited or subject to a 10% additional tax.
The effect of federal taxation depends largely upon the type of retirement plan, so we can provide only a generalized description. You should consult with your tax advisor for more specific information about the tax treatment of your plan withdrawals.
The tax advantages available with this Contract may exist solely from its purchase through retirement plans qualifying for federal tax benefits under sections 401(a), 403(b), or 457 (governmental) of the Internal Revenue Code. In contrast to many variable annuities, because this Contract can invest in a fund available to the general public, if the Contracts are not issued or purchased through one of these types of retirement plans, the taxes on gains may not be deferred. You should carefully consider the advantages and disadvantages of owning a variable annuity in a tax qualified plan, as well as the costs and benefits of the Contract (including annuity income), before you purchase the Contract in a tax qualified plan.
SECTION 10: Other Information
This Contract is issued by Prudential Retirement Insurance and Annuity Company, a wholly-owned subsidiary of The Prudential Insurance Company of America. The Contract is sold through registered representatives of an affiliated broker-dealer.

PART II SECTIONS 1 – 10
PRUDENTIAL RETIREMENT SECURITY ANNUITY VI PROSPECTUS
1: WHAT IS THE PRUDENTIAL RETIREMENT SECURITY ANNUITY VI?
The Prudential Retirement Security Annuity VI is a variable annuity contract issued by PRIAC. PRIAC is solely responsible for its obligations under Prudential Retirement Security Annuity VI, and there are no support agreements from third parties relating to the capitalization of PRIAC. Under your Contract, in exchange for your payment to us, we promise to pay you a guaranteed stream of payments upon annuitization that can begin any time after the first Contract anniversary. Your Annuity is in the Accumulation Phase until you decide to begin receiving these Annuity Payments. Annuity Payments are made on or after your Annuity Date in accordance with the Annuity Option you select. The date you elect to begin receiving Annuity Payments is the Annuity Date. On the Annuity Date, your Contract switches to the Annuity Phase. The Contract also permits you to make guaranteed withdrawals during the Accumulation Phase. See Section 5, “What Is The Prudential IncomeFlex Target Benefit?” for further details. These withdrawals are different than Annuity Payments.
This Annuity contract does not benefit from Tax Deferral, unlike many annuity contracts that generally do when sold outside a tax favored plan (these annuity contracts are generally referred to as non-qualified annuities). Tax Deferral means that you are not taxed on earnings or appreciation on the assets in your Contract until you withdraw money from your Contract. This Annuity is only offered to fund certain employment based retirement plans, which generally provide Tax Deferral without investing in an annuity contract. If this Contract were offered outside of such tax qualified plans, you would not receive Tax Deferral. Before purchasing this Annuity, you should consider whether its features and benefits, including the income and Death Benefits, meet your needs and goals. You should consider the relative features, benefits and costs of this Annuity compared with any other investments or benefits available through your retirement plan or elsewhere.
The Prudential Retirement Security Annuity VI is a variable annuity contract. This means that during the Accumulation Phase, you can allocate your assets to the Variable Investment Option. The amount of money you are able to accumulate in your Contract during the Accumulation Phase depends upon the investment performance of the underlying mutual fund associated with that Variable Investment Option. Because the underlying mutual fund’s portfolio fluctuates in value depending upon market conditions, your Contract Value (the total value of your Contract, equal to the sum of the value of your investment in the investment option) can either increase or decrease. This is important, since the amount of the Annuity Payments you receive during the Annuity Phase depends upon the value of your Contract at the time you begin receiving payments.
A group annuity contract is issued to a Plan Contract Holder. By notifying us, the Plan Contract Holder may exercise certain rights under the Contract, including discontinuance of employee contributions to the Contract, termination of the Contract, termination of the retirement plan and/or transfer of assets to an alternate investment or funding vehicle. Any such exercise of rights by a Plan Contract Holder may reduce or eliminate Prudential IncomeFlex Target Benefit guarantees. Even though the Contract was issued to a Plan Contract Holder, the Contracts generally provide that Participants will have the rights and interests under the Annuity that are described in this prospectus. A particular plan may limit a Participant’s exercise of certain rights under the Contract. A Participant should review the provisions of their employer’s plan or arrangement to identify and consider any such limitations.
The Beneficiary is the person(s) or entity you designate to receive any Death Benefit. Subject to any restrictions imposed by the Code or your retirement plan, you may change the Beneficiary any time prior to the Annuity Date by making a written request to us. The optional Spousal Benefit requires your spouse to be both your spouse and sole Beneficiary when you elect the benefit and when you die. See Section 5, “What Is The Prudential IncomeFlex Target Benefit?”
SHORT TERM CANCELLATION RIGHT OR “FREE LOOK”
If you are not satisfied with your Contract, you may cancel your interest in the Contract and request a refund within a certain period of time known as the “free look” period. The free look period is generally 10 days from the date you begin participation under the Contract, but may be as long as 30 days, if state law requires.
To exercise this cancellation right, you can notify the Prudential Retirement Service Center at the address shown on the first page of this prospectus and request a refund. Generally, you will bear the investment risk during the free look period and will receive a refund equal to your Contract Value, plus the amount of any fees or other charges applied and less applicable federal and state income tax withholding, as of the date you stopped participation in the Contract. If applicable state law requires the return of your Purchase Payments, we will return the greater of the Contract Value, as described above, or the amount of your total Purchase Payments, less applicable federal and state income tax withholding. Please note that payments made directly to a plan participant are subject to a mandatory 20% federal income tax withholding. The taxpayer cannot choose to elect out of this withholding. Some states also require withholding if federal tax withholding is elected.

2: WHAT INVESTMENT OPTION CAN I CHOOSE?
The Contract provides you with one Variable Investment Option into which you may allocate your Purchase Payments.
The Variable Investment Option invests in the Vanguard Balanced Index Fund, which is a series of the Vanguard Valley Forge Funds mutual fund. The current prospectus for the Vanguard Balanced Index Fund contains important information about the underlying mutual fund in which your Variable Investment Option invests. There are deductions from and expenses paid out of the assets of the fund that are described in the current prospectus for the fund. When you invest in a Variable Investment Option funded by a mutual fund, you should read the mutual fund prospectus and keep it for future reference. For additional copies of the current underlying fund prospectus please call (877) 778-2100 or write us at Prudential Retirement, 30 Scranton Office Park, Scranton, PA 18507.
We do not provide investment advice, nor do we recommend any particular Variable Investment Option. Please consult with a qualified investment professional if you wish to obtain investment advice. You bear the investment risk for amounts allocated to a Variable Investment Option.
VARIABLE INVESTMENT OPTION
The following chart classifies the underlying investment based on its investment style, as of the date of this prospectus. The chart also lists the investment objective and a short summary description of the investment policy. There is no guarantee that the investment objective will be met, and you could lose money. The adviser and sub-advisers for the underlying investment appear next to the description.
The Vanguard Balanced Index Fund is managed by The Vanguard Group, Inc.
The fund underlying the Variable Investment Option available under this Contract may also be available for direct purchase outside of an annuity or life insurance contract. If you purchase shares of the fund directly from a broker-dealer or mutual fund company, you will not pay contract or separate account charges, but you also will not have annuity options or insurance features available. Because of these additional contract and separate account charges, you should refer only to investment return information regarding the fund available through PRIAC or your plan, rather than to information that may be available through alternate sources.
The prospectus for the Vanguard Balanced Index Fund is attached to this prospectus. In addition, you may obtain the prospectus for the Vanguard Balanced Index Fund, at no charge, by calling (877) 778-2100, or writing to Prudential Retirement, 30 Scranton Office Park, Scranton, PA 18507. There are deductions from, and expenses paid out of, the assets of the Vanguard Balanced Index Fund that are described in the prospectus for that fund. You should read that prospectus carefully before investing.

STYLE/ TYPE	INVESTMENT OBJECTIVES/POLICIES	PORTFOLIO ADVISER/ SUB-ADVISER
Vanguard Valley Forge Funds

MODERATE
Vanguard Balanced Index Fund

With 60% of its assets, the fund seeks to track the performance of a benchmark index that measures the investment return of the overall U.S. stock market. With 40% of its assets, the fund seeks to track the performance of a broad, market-weighted bond index.
ADVISER: The Vanguard Group, Inc.

PAYMENTS MADE TO PRIAC
In general, PRIAC may enter into agreements with the underlying portfolios and/or investment advisers to underlying portfolios that are offered through its variable annuity contracts. PRIAC may provide administrative and support services to such portfolios pursuant to the terms of these agreements and under which it may receive a fee, as compensation for providing those services. PRIAC has not entered into such an agreement and accordingly does not receive such a payment from the underlying portfolio and/or investment adviser to the underlying portfolio under this Contract.
In addition, the investment adviser, sub-adviser or distributor of the underlying portfolio may compensate us by providing reimbursement or paying directly for, among other things, marketing and/or administrative services and/or other services they provide in connection with variable annuity contracts. These services may include, but are not limited to: co-sponsoring various meetings and seminars attended by broker-dealer firms’ registered representatives, plan sponsors and participants, and creating marketing material discussing variable annuity contracts and the available options. The amounts paid depend on the nature of the meetings, the number of meetings attended by the adviser, sub-adviser, or distributor, the number of participants and attendees at the meetings, the costs expected to be incurred, and the level of the adviser’s, sub-adviser’s or distributor’s participation.

In addition to the payments described above, the underlying portfolio, the investment adviser, sub-adviser, distributor and/or its service provider may make payments to other insurers within the Prudential Financial group related to the offering of investment options within variable annuities or life insurance offered by different Prudential business units.
TRANSFERS AMONG OPTIONS
Although there is only one Variable Investment Option available in PRSA VI, we reserve the right to assess the below limitations as well as charge a transfer fee if we add another Variable Investment Option in the future. If we add another Variable Investment Option, all transfers are subject to the terms and conditions set forth in this prospectus. A transfer of this nature is not considered an additional Purchase Payment. The minimum transfer amount is the lesser of $250 or the total amount in the investment option from which the transfer is to be made. Currently, we waive this minimum transfer amount. We have the right to begin imposing this minimum transfer amount for any future transfers.
In general, your transfer request may be made by telephone, electronically, or otherwise in paper form to the Prudential Retirement Service Center. We have procedures in place to confirm that instructions received by telephone or electronically are genuine. We will not be liable for following telephone or electronic instructions that we reasonably believe to be genuine. Your transfer request will take effect at the end of the Business Day on which it was received in Good Order by us, or by certain entities that we have specifically designated. Good Order includes receipt of all necessary information to ensure the transfer is permitted under and in compliance with the applicable retirement arrangement. Transfer requests that are not in Good Order will be valued on the Business Day that Good Order is determined. Transfer requests received after the close of the Business Day will take effect at the end of the next Business Day.
During the Contract Accumulation Phase, you can make up to 12 transfers each Contract year without charge. If you make more than 12 transfers in one Contract year, you may be charged up to $30 for each additional transfer. For purposes of the 12 free transfers per year that we allow, we will treat multiple transfers that are submitted on the same Business Day as a single transfer. Currently, we waive this transfer charge. We have the right to begin imposing this charge for any future transfers.
REDEMPTION FEES AND ABUSIVE TRADING PRACTICES
While we presently offer only one investment option under the Contract, we may offer additional investment options in the future. If more than one investment option is available, we may allow the transfer of sums between or among them. The practice of making frequent transfers among Variable Investment Options in response to short-term fluctuations in markets, sometimes called “market timing” or “excessive trading,” can make it very difficult for a portfolio manager to manage an underlying mutual fund’s investments. Frequent transfers may cause the fund to hold more cash than otherwise necessary, disrupt management strategies, increase transaction costs or affect performance. For these reasons, the Contract was not designed for persons who make programmed, large or frequent transfers.
We consider “market timing” or “excessive trading” to be one or more trades into and out of (or out of and into) the same Variable Investment Option within a rolling 30 day period when each exceeds a certain dollar threshold. Automatic or system-driven transactions, such as contributions or loan repayments by payroll deduction, regularly scheduled or periodic distributions, or periodic rebalancing through an automatic rebalancing program do not constitute prohibited excessive trading and will not be subject to these criteria. In addition, certain investments are not subject to the policy, such as stable value funds, money market funds and funds with fixed unit values.
In light of the risks posed by “market timing” or “excessive trading”, we monitor transactions in an effort to identify such trading practices. We reserve the right to limit the number of your transfers in any year, and to take the other actions discussed below. We also reserve the right to refuse any transfer request if: (a) we believe that market timing (as we define it) has occurred; or (b) we are informed by an underlying fund that transfers in its shares must be restricted under its policies and procedures concerning excessive trading.
In furtherance of our general authority to restrict transfers as described above, and without limiting other actions we may take in the future, we have adopted the following specific procedures:
•Warning. Upon identification of activity that meets the market-timing criteria, a warning letter will be sent to you. A copy of the warning letter and/or a trading activity report will be provided to the plan.
•Restriction. A second incidence of activity meeting the market timing criteria within a six month period will trigger a trade restriction. If permitted by the Contract and otherwise allowed by law, PRIAC will restrict you from trading through the internet, phone or facsimile for all investment options available. In such case, you will be required to provide written direction via standard (non-overnight) U.S. mail delivery for trades. The duration of a trade restriction is three months, and may be extended incrementally (three months) if the behavior recurs during the six month period immediately following the initial restriction.
•Action by an Underlying Fund. A portfolio may have adopted its own policies and procedures with respect to excessive trading, and we reserve the right to enforce these policies and procedures. The prospectus for the portfolio describes any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Under federal securities regulations, we are required to: (1) enter into a written agreement with each portfolio or its principal underwriter that obligates us to provide to the portfolio promptly upon request certain information about the trading activity of individual Contract Owners, and (2) execute instructions from the portfolio to restrict or prohibit further purchases or transfers by specific Contract Owners who violate the excessive trading policies established by the portfolio. We reserve the right to impose any such restriction at the fund level, and all Participants under a particular Contract would be impacted. In addition, you should be aware that some portfolios may receive “omnibus” purchase and redemption orders from other insurance companies or intermediaries such as retirement plans. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the portfolios in their ability to apply their excessive trading policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we cannot guarantee that the portfolios (and thus Contract Owners) will not be harmed by transfer activity relating to other insurance companies and/or retirement plans that may invest in the portfolios.
A portfolio also may assess a short term trading fee in connection with a transfer out of the Variable Investment Option investing in that portfolio that occurs within a certain number of days following the date of allocation to the Variable Investment Option. Each portfolio determines the amount of the short term trading fee and when the fee is imposed. The fee is retained by or paid to the portfolio and is not retained by us. The fee will be deducted from your Contract Value.

Although our transfer restrictions are designed to prevent excessive transfers, they are not capable of preventing every potential occurrence of excessive transfer activity.
SCHEDULED TRANSACTIONS
Scheduled transactions include systematic withdrawals, systematic investments, required minimum distributions, substantially equal periodic payments under Section 72(t) of the Code and Annuity Payments. Generally, scheduled transactions in Good Order are valued as of the date they are scheduled, unless the scheduled day is not a Business Day. In that case, the transaction will be valued on the next Business Day, unless (with respect to required minimum distributions, substantially equal periodic payments under Section 72(t) of the Code, and Annuity Payments only), the next Business Day falls in the subsequent calendar year, in which case the transaction will be valued on the prior Business Day.
VOTING RIGHTS
As stated above, all of the assets held in the Sub-account of the Separate Account are invested in shares of the corresponding fund. PRIAC is the legal owner of those shares. As such, PRIAC has the right to vote on any matter voted on at any shareholders meetings of the fund. However, as required by law, PRIAC votes the shares of the fund at any regular and special shareholders meetings the fund is required to hold in accordance with voting instructions received from investors. For purposes of voting rights, the investor is the plan with respect to plans qualified under Internal Revenue Code Sections 401 or 457. The investor is the Participant with respect to those participating in a plan within the meaning of Internal Revenue Code Section 403(b).
The fund may not hold annual shareholders meetings when not required to do so under the laws of the state of its incorporation or the Investment Company Act of 1940. Fund shares for which no timely instructions from investors are received, and any shares owned directly or indirectly by PRIAC, are voted in the same proportion as shares in the respective portfolio for which instructions are received. This voting procedure is sometimes referred to as “mirror voting” because, as indicated in the immediately preceding sentence, we mirror the votes that are actually cast, rather than decide on our own how to vote. In addition, because all the shares of a given mutual fund held within the Separate Account are legally owned by us, we intend to vote all of such shares when that underlying fund seeks a vote of its shareholders. As such, all such shares will be counted towards whether there is a quorum at the underlying fund’s shareholder meeting and towards the ultimate outcome of the vote. Thus, under “mirror voting,” it is possible that the votes of a small percentage of investors who actually vote will determine the ultimate outcome. Should the applicable federal securities laws or regulations, or their current interpretation, change so as to permit PRIAC to vote shares of the fund in its own right, it may elect to do so.
Generally, investors may give voting instructions on matters that would be changes in fundamental policies and any matter requiring a vote of the shareholders of the fund. With respect to approval of the investment advisory agreement or any change in a portfolio’s fundamental investment policy, investors participating in such portfolio will vote separately on the matter, as required by applicable securities laws.
The number of fund shares for which an investor may give instructions is determined by dividing the portion of the value of the Separate Account derived from participation in a Sub-account, by the value of one share in the corresponding portfolio of the applicable fund. The number of votes for which the investor may give us instructions is determined as of the record date chosen by the Board of the applicable fund. We furnish the investor with proper forms and proxies to enable the investor to give these instructions. We reserve the right to modify the manner in which the weight to be given to voting instructions is calculated where such a change is necessary to comply with current federal regulations or interpretations of those regulations.
PRIAC may, if required by state insurance regulations, disregard voting instructions if such instructions would require shares to be voted so as to cause a change in the sub-classification or investment objective of the fund’s portfolio, or to approve or disapprove an investment advisory contract for a fund. If we do disregard voting instructions, we will advise of that action and our reasons for such action in the next annual or semi-annual report.
SUBSTITUTION
We may substitute the underlying mutual funds or portfolios used by the Variable Investment Option. We would not do this without the approval of the SEC and any necessary state insurance departments. Moreover, any such substituted fund will have substantially similar investment objectives to those of the Vanguard Balanced Index Fund. You will be given specific notice in advance of any substitution we intend to make. For Contracts funding plans subject to the fiduciary responsibility provisions of the Employee Retirement Income Security Act of 1974, as amended, no substitution will be made without the consent of the plan fiduciary. We may also add additional Variable Investment Options, and cease to allow new investments in the fund or portfolio, provided that we will offer at least one Variable Investment Option under this product.
REPORTS TO YOU
We will send you, at least annually, reports showing as of a specified date the amounts credited to you in the Sub-account of the PRIAC Variable Contract Account A. We will also send annual and semi-annual reports for the underlying fund.

3: WHAT KIND OF PAYMENTS WILL I RECEIVE DURING THE ANNUITY PHASE? (ANNUITIZATION)
PAYMENT PROVISIONS
If you so choose, you may annuitize some or all of your Adjusted Contract Value and can begin taking Annuity Payments, any time after the first Contract anniversary. We make the income plans described below available at any time before the Annuity Date. Annuity Options under the Contract define the frequency and duration of Annuity Payments. During the Annuity Phase, all of the Annuity Options under this Contract are fixed Annuity Options. This means that your participation in the Variable Investment Option ends on the Annuity Date. Generally, once the Annuity Payments begin, the Annuity Option cannot be changed and you cannot make withdrawals or surrender your interest in the Contract. The availability of Annuity Payments is subject to restrictions on withdrawals from employment based retirement plans under the Code or under the terms of the particular plan.
IN ADDITION TO THE ANNUITY OPTIONS DISCUSSED IN THIS SECTION, PLEASE NOTE THAT THE PRUDENTIAL INCOMEFLEX TARGET BENEFIT OFFERS GUARANTEED INCOME IN THE FORM OF GUARANTEED WITHDRAWALS. THIS SECTION DOES NOT DESCRIBE THE PRUDENTIAL INCOMEFLEX TARGET BENEFIT, WHICH IS NOT AN ANNUITY OPTION. PLEASE SEE SECTION 5, “WHAT IS THE PRUDENTIAL INCOMEFLEX TARGET BENEFIT?”
Option 1: Annuity Payments For A Period Certain
Under this option, we will make equal payments for the period chosen, up to 25 years (but not to exceed life expectancy). We will make the Annuity Payments monthly, or if You or the Participant choose, quarterly, semiannually, or annually, for the period certain. If the Owner dies during the Annuity Phase, payments will continue to the Beneficiary for the remainder of the period certain.
Option 2: Life Annuity With 10 Years Period Certain
Under this option, we will make Annuity Payments monthly, quarterly, semiannually, or annually as long as the Annuitant is alive. If the Owner dies before we have made 10 years’ worth of payments, we will continue to pay the Beneficiary the remaining payments of the 10 year period.
Other Annuity Options
We currently offer a variety of other Annuity Options not described above. At the time Annuity Payments are chosen, we may make available to you any of the fixed Annuity Options that are offered at your Annuity Date.
HOW WE DETERMINE ANNUITY PAYMENTS
Generally speaking, the Annuity Phase of the Contract involves our distributing to you in increments the value that you have accumulated. We make these incremental payments either over a specified time period (e.g., 15 years) (period certain annuities) or for the duration of the life of the Annuitant (and possibly co-annuitant) (life annuities). Certain assumptions are common to both period certain and life annuities. In each type, we assume that the value you apply at the outset toward your Annuity Payments earns interest throughout the payout period. If our current annuity purchase rates on the Annuity Date are more favorable to you than the guaranteed rates stated below, we will make payments based on those more favorable rates.
Assumptions that we use for period certain and life annuities differ, as detailed in the following overview:
Period Certain Annuities
Generally speaking, in determining the amount of each Annuity Payment under a period certain annuity, we start with the Adjusted Contract Value and add interest assumed to be earned over the period certain. Using the interest in effect, we determine the benefit that can be supported during the guaranteed period such that the present value of the benefit payments equals the accumulated account balance. The life expectancy of the Annuitant and co-annuitant are relevant to this calculation only in that we will not allow you to select a period certain that exceeds life expectancy.
Life Annuities
More variables affect our calculation of life Annuity Payments. Most importantly, we make several assumptions about the Annuitant’s or co-annuitant’s life expectancy. As stated above, we will pay you the more favorable benefit between that determined by applying current assumptions and that determined by applying minimum guarantee assumptions, which is referred to as the guaranteed annuity benefit.

Below are the minimum guarantee assumptions, subject to the requirements of state insurance law, that we use to determine the guaranteed annuity benefit:
▪2% Interest
▪8.25% Factor (A percentage if applied to the annuitized account balance would reflect an amount that may cover the expected cost to the Company for administering the payments.)
▪1950 Male Group Annuity Valuation Table, with age setback of 4.8 years plus one-fifth of the number of years from 1895 to the Annuitant’s year of birth
In addition, certain states may require the use of assumptions that produce a more favorable benefit. The Interest assumption may be up to 3% and the Factor described in the second bullet may be as low as 8.00%. When these requirements apply, the more favorable benefit will be paid.

4: WHAT IS THE DEATH BENEFIT?
The Death Benefit feature delivers the Contract Value to the Beneficiary.
BENEFICIARY
The Beneficiary is the person(s) or entity you name to receive any Death Benefit. The Beneficiary is named at the time the Contract is issued, unless you change it at a later date. A change of Beneficiary will take effect on the date you sign the change request form, provided that we receive the form in Good Order. Unless an irrevocable Beneficiary has been named, during the Accumulation Phase you can change the Beneficiary at any time before your death. The Beneficiary designation during the Accumulation Period is not applicable to the Annuity Phase unless you have indicated otherwise, or we determine that applicable law requires that we continue a designation.
The optional Spousal Benefit requires your spouse or civil union partner to be both your spouse or civil union partner and sole Beneficiary of the Annuity and the retirement plan it funds, when you elect the Spousal Benefit and when you die. See Section 5, “What Is The Prudential IncomeFlex Target Benefit?” For more information on the tax treatment of spouses and civil union partners, see Section 9, “What Are The Tax Considerations Associated With The Prudential Retirement Security Annuity VI?”
CALCULATION OF THE DEATH BENEFIT
If the Owner dies during the accumulation period, after we receive the appropriate proof of death and any other needed documentation in Good Order (“due proof of death”), your Beneficiary will receive the Contract Value as of the date we receive due proof of death in Good Order. We require due proof of death to be submitted promptly.
PAYOUT OPTIONS
The Code provides for alternative Death Benefit payment options when a contract is used as a 403(b) or other “qualified investment” that requires minimum distributions. Upon your death under a 403(b) or other “qualified investment,” the designated Beneficiary may generally elect to continue the Contract and receive required minimum distributions under the Contract, instead of receiving the Death Benefit in a single payment. The available payment options will depend on whether you die before the date required minimum distributions under the Code were to begin, whether you have named a designated Beneficiary and whether the Beneficiary is your surviving spouse. With respect to death benefits paid under a contract issued to a non-ERISA 403(b) plan or an IRA, if we do not receive instructions on where to send the payment within five years of the date of death, the funds will be escheated in accordance with applicable state law. For other plan types, we will follow the plan sponsor’s direction.
NOTE THAT A SURVIVING SPOUSE MAY BE ELIGIBLE TO CONTINUE THIS CONTRACT AND THE SPOUSAL BENEFIT. Also, if you elected to receive required minimum distributions under a systematic minimum distribution option, this program is discontinued upon receipt of notification of death. The final required minimum distribution must be distributed prior to establishing a beneficiary payment option for the balance of the Contract. See Section 5, “What Is The Prudential IncomeFlex Target Benefit?”
Upon receipt of due proof of death in Good Order, we will pay to the Beneficiary the Death Benefit.
The Beneficiary may, within 60 days of providing due proof of death, choose to take the Death Benefit under one of several Death Benefit payout options listed below.
Choice 1: Lump sum payment of the Death Benefit. If the Beneficiary does not choose a payout option within 60 days, the Beneficiary will receive this payout option.
Choice 2: The payment of the entire Death Benefit by December 31 of the calendar year that contains the 10th anniversary of the date of death of the Owner.
Choice 3: Payment of the Death Benefit under an annuity or annuity settlement option over the lifetime of the Beneficiary or over a period not extending beyond the life expectancy of the Beneficiary with distribution beginning by December 31 of the year following the year of death of the Owner. This payout option is available if you have named a designated beneficiary who meets the requirements for an "eligible designated beneficiary" ("EDB"). A designated beneficiary is any individual designated as a beneficiary by the employee or IRA owner. An EDB is any designated beneficiary who is (1) your surviving spouse, (2) your minor child, (3) disabled, (4) chronically ill, or (5) an individual not more than 10 years younger than you. An individual's status as an EDB is determined on the date of your death.

If death occurs before a designated Beneficiary is named and before the date required minimum distributions must begin under the Code, then Choice 3 is not a permitted payout option under the Code and you may only choose Choice 1 or Choice

2, modified to be paid out by December 31 of the calendar year that contains the 5th anniversary of the date of the death of the Owner.
If death occurs before a designated Beneficiary is named and after the date required minimum distributions must begin under the Code, the Death Benefit must be paid out at least as rapidly as under the method then in effect. For Contracts where multiple Beneficiaries have been named and at least one of the Beneficiaries does not qualify as a designated Beneficiary under the Code, and the account has not been divided into separate accounts by December 31 of the year following the year of death, such Contract is deemed to have no designated Beneficiary.

A Beneficiary has the flexibility to take out more each year than mandated under the required minimum distribution rules.
If the Beneficiary is the spouse of the Owner at the time of the Owner’s death, then the Contract will continue and the spouse will become the Owner. If the Owner’s death is prior to the date you make your election to lock in your Annual Guaranteed Withdrawal Amount under this Annuity (i.e., the “Lock-In Date”), the Income Base and Highest Birthday Value will not transfer to the spouse, rather they will be reset based on the Contract Value at the time of death. If the Owner’s death is after the Lock-In Date and the Optional Spousal Benefit was not elected, the Annual Guaranteed Withdrawal Amount will be reset to zero and Income Base will reset based on the Contract Value at the time of death. The spouse may, within 60 days of providing due proof of death, elect to take the Death Benefit under any of the payout options described above.
The tax consequences to the Beneficiary vary among the three Death Benefit payout options. See Section 9, “What Are The Tax Considerations Associated With The Prudential Retirement Security Annuity VI?”
Any portion of the Death Benefit not payable to a named Beneficiary must be paid out by December 31 of the calendar year that contains the 5th anniversary of the date of the Owner’s death.
Your employment based retirement plan may provide that if you are married at the time of your death, a Death Benefit will be payable to your surviving spouse in the form of a QPSA. A QPSA is an annuity for the lifetime of the Participant’s spouse in an amount which can be purchased with no less than 50% of the vested balance of the Contract Value as of the Participant’s date of death. Under ERISA, the spouse may consent to waive the pre-retirement survivor annuity benefit. Such consent must acknowledge the effect of waiving the coverage, contain the signatures of the Participant and spouse, and must be notarized or witnessed by an authorized plan representative. See “Spousal Consent Rules For Certain Retirement Plans” in Section 9, “What Are The Tax Considerations Associated With The Prudential Retirement Security Annuity VI?”
Unless your retirement plan provides otherwise, a Beneficiary who elects to have a fixed-dollar annuity purchased for him may choose from among the available forms of annuity. See Section 3, “What Kind Of Payments Will I Receive During The Annuity Phase?” The Beneficiary may elect to purchase an annuity immediately or at a future date. If an election includes systematic withdrawals, the Beneficiary will have the right to terminate such withdrawals and receive the remaining balance in cash (or effect an annuity with it), or to change the frequency, size or duration of such withdrawals, subject to the minimum distribution rules. See Section 9, “What Are The Tax Considerations Associated With The Prudential Retirement Security Annuity VI?” If the Beneficiary fails to make any election within any time limit prescribed by or for the retirement plan that covered the Participant, within seven days after the expiration of that time limit, we will make one lump sum cash payment to the Beneficiary. A specific Contract may provide that an annuity or other form of distribution is payable to the Beneficiary if the Beneficiary fails to make an election.
For as long as the Beneficiary remains invested in the Contract, all applicable fees and charges will continue to be assessed, including the annual charge for the IncomeFlex Target Benefit.

5: WHAT IS THE PRUDENTIAL INCOMEFLEX TARGET BENEFIT?
The Prudential IncomeFlex Target Benefit is a standard feature of the Contract that guarantees your ability to withdraw amounts equal to a percentage of a notional value (called the “Income Base”), regardless of the impact of market performance on your Contract Value (subject to our rules regarding the timing and amount of withdrawals). The Income Base is used to determine the amount you may withdraw each Withdrawal Period as long as you live (the “Annual Guaranteed Withdrawal Amount”). The Income Base is equal to the greater of the Highest Birthday Value (described below) or the Contract Value on the Business Day prior to your Lock-In Date. There are two options – one is the base benefit designed to provide an annual withdrawal amount for your life and the other is a Spousal Benefit designed to provide an annual withdrawal amount until the last to die of you and your spouse.
The base Prudential IncomeFlex Target Benefit and its daily charge apply to the Contract automatically. It cannot be terminated without ending your Contract. When deciding to purchase this Contract, you should consider the costs and benefits of this feature. Generally, this benefit may be appropriate if you intend to make periodic withdrawals from your Contract and wish to ensure that adverse market performance will not affect your ability to receive annual withdrawals. You are not required to make withdrawals. Although you are not required to make withdrawals, you should consider that this product (including costs) is specifically designed for a person who has a need for guaranteed withdrawal or annuity benefits.
The Spousal Benefit is optional. You may elect this benefit only when you lock in your Annual Guaranteed Withdrawal Amount. While there is no additional daily charge for this benefit, you will have a lesser Annual Guaranteed Withdrawal Amount if you elect the Spousal Benefit than if you had not. Once elected, the Spousal Benefit may not be revoked, and the lesser Annual Guaranteed Withdrawal Amount will apply until your Contract ends, even if your spouse dies before you or is otherwise ineligible for the Spousal Benefit due to divorce or Beneficiary changes. For more information on the tax treatment of spouses and civil union partners, see Section 9, “What Are The Tax Considerations Associated With The Prudential Retirement Security Annuity VI?”
This section continues with a description of the basic elements of the Prudential IncomeFlex Target Benefit, including the Highest Birthday Value, Income Base and Annual Guaranteed Withdrawal Amount. Next, this section covers withdrawals, the optional Spousal Benefit, Step-Ups and other special considerations with the Prudential IncomeFlex Target Benefit.
HIGHEST BIRTHDAY VALUE
The Highest Birthday Value equals the Contract Value on the Contract Date. The Highest Birthday Value will then equal the greater of the initial highest Birthday Value and the highest Contract Value attained on each Birthday, until the Lock-In Date. Until the Lock-In Date, the Highest Birthday Value attained is also increased by the amount of subsequent Purchase Payments made.
Withdrawals prior to the Lock-In Date reduce your Highest Birthday Value proportionately. That is, each withdrawal reduces the Highest Birthday Value by the percentage equivalent of the ratio of (a) the amount of the withdrawal, to (b) the Contract Value (before the Contract Value is reduced by the amount of the withdrawal).
Example –  Proportional Reduction of Highest Birthday Value

■ Contract Value:	$100,000
■ Withdrawal amount:	$10,000
■ Ratio of withdrawal to Contract Value ($10,000/$100,000):	10%
■ Highest Birthday Value:	$120,000
■ Highest Birthday Value reduced by 10%, or	$12,000
■ Adjusted Highest Birthday Value:	$108,000

INCOME BASE
The Income Base is used only to determine the Annual Guaranteed Withdrawal Amount, and is not a cash amount that you may withdraw. On the Lock-In Date, your Income Base is equal to the greater of: (A) the Highest Birthday Value or (B) the Contract Value when you lock in your Annual Guaranteed Withdrawal Amount (that is, the Contract Value on the Business Day prior to the Lock-In Date). Thereafter, your Income Base may increase or decrease resulting from additional Purchase Payments, Withdrawals and/or Step-Up Amounts, as more fully discussed below. Prior to the Lock-In Date, it equals your Highest Birthday Value and is only determined for reference. In no event shall the Income Base exceed $5,000,000. We reserve the right to increase this maximum.

ANNUAL GUARANTEED WITHDRAWAL AMOUNT
The Annual Guaranteed Withdrawal Amount is the amount we guarantee that you may withdraw from the Contract each Withdrawal Period for your life, regardless of the impact of market performance on your Contract Value. The Annual Guaranteed Withdrawal Amount is subject to our rules regarding the timing and amount of withdrawals. In no event shall the Annual Guaranteed Withdrawal Amount under this Contract exceed $287,500. We reserve the right to increase this maximum.
The Income Base is not a cash amount that you can withdraw from your Contract. Rather, on your Lock-In Date, we apply the applicable Guaranteed Withdrawal Percentage to the Income Base to determine your initial Annual Guaranteed Withdrawal Amount. The percentages that will be applied to the Income Base are set forth in the chart below. You may not lock in an Annual Guaranteed Withdrawal Amount that is less than $250. Thus, your Income Base, when multiplied by the Guaranteed Withdrawal Percentage applicable to you based on your age (or the age of the younger spouse for the Spousal Benefit) must produce an Annual Guaranteed Withdrawal Amount of at least $250 in order for you to have any available Annual Guaranteed Withdrawal Amount. If you cannot meet the $250 Annual Guaranteed Withdrawal Amount minimum, you will have paid fees for the IncomeFlex Target Benefit without being able to derive any withdrawal benefits. In the table below, we also depict the minimum Income Base needed for each age band in order for you to realize an Annual Guaranteed Withdrawal Amount.
Before purchasing the Contract, you should consider the description of Income Base above to determine your ability to lock in guaranteed withdrawals. Your ability to lock in the Prudential IncomeFlex Target Benefit is subject to certain conditions, and thus is not guaranteed. Your initial Annual Guaranteed Withdrawal Amount under this Contract will be determined on your Lock-In Date by applying the applicable Guaranteed Withdrawal Percentage to the Income Base. The percentages that will be applied to the Income Base are set forth in the chart below. You must attain age 55 to elect a Lock-In Date. If you elect the Spousal Benefit, the age of the younger of you and your spouse would be used to determine the applicable percentage.

Age at Lock-In	Single Life	Spousal Benefit (using age of younger spouse)	Income Base Needed To Produce $250 Minimum Annual Guaranteed Withdrawal Amount – Single Life	Income Base Needed To Produce $250 Minimum Annual Guaranteed Withdrawal Amount – Spousal
55-64	4.25%	3.75%	$5,882.35	$6,666.67
65-69	5.00%	4.50%	$5,000.00	$5,555.56
70+	5.75%	5.25%	$4,347.83	$4,761.90
If your Lock-In Date is not your Birthday, then the Annual Guaranteed Withdrawal Amount available between the Lock-In Date and your next Birthday will be prorated by the ratio of (i) the number of days remaining in the Withdrawal Period and (ii) 365 days. In other words, the Annual Guaranteed Withdrawal Amount during the Withdrawal Period you lock in guaranteed withdrawals will be reduced proportionately if that year is a partial year. This adjustment in the first Withdrawal Period will not reduce the Annual Guaranteed Withdrawal Amount in future Withdrawal Periods.
You can increase your Annual Guaranteed Withdrawal Amount by making subsequent Purchase Payments after your Lock-In Date. Your Income Base will increase by the amount of subsequent Purchase Payments. Thus, your Annual Guaranteed Withdrawal Amount will increase by an amount determined by applying the applicable Guaranteed Withdrawal Percentage to the amount of the increase to the Income Base (i.e., the subsequent Purchase Payment amount). We will add the increase to your Income Base, which will affect your Annual Guaranteed Withdrawal Amount, on the day you make the Purchase Payment, subject to the following:
▪During the Withdrawal Period you lock in guaranteed withdrawals, any increase to the Annual Guaranteed Withdrawal Amount available between the date of the Purchase Payment and your next Birthday will be prorated by the ratio of (i) the number of days remaining in the Withdrawal Period and (ii) 365 days. In other words, the increase to the Annual Guaranteed Withdrawal Amount during the Withdrawal Period you lock in guaranteed withdrawals will be reduced proportionately for the partial year remaining after the Purchase Payment is made. This adjustment in the initial Withdrawal Period will not reduce the Annual Guaranteed Withdrawal Amount in future Withdrawal Periods.
▪If the Purchase Payment is made after a withdrawal in a Withdrawal Period in excess of the Annual Guaranteed Withdrawal Amount, (an “Excess Withdrawal”), then the increase will not apply until the next Withdrawal Period.
Your Income Base and resultant Annual Guaranteed Withdrawal Amount may also increase for Step-Ups (described below under “Increase Of Income Base And Annual Guaranteed Withdrawal Amount – Step-Up”). If you wish to elect the optional Spousal Benefit, then the Annual Guaranteed Withdrawal Amount availability (minimum age of 55), initial amount, and increases due to subsequent Purchase Payments will all be based on the age of the younger of you and your spouse.

Example –  Calculation of Annual Guaranteed Withdrawal Amount – Participant Age 58 (No Spousal Benefit Elected)

Participant age:	58
Contract Value as of Business Day prior to Lock-In Date:	$80,000
Highest Birthday Value (HBV):	$100,000
Income Base (on Lock-In Date):	$100,000	(greater of Contract Value and HBV)
Guaranteed Annual Withdrawal Amount:	$4,250	(4.25% of Income Base)
Future Purchase Payments: For each dollar of future Purchase Payments, the Annual Guaranteed Withdrawal Amount increases $0.0425 (or 4.25% of Purchase Payment). For example, a $1,000 Purchase Payment would increase the Annual Guaranteed Withdrawal Amount by $42.50, to $4,292.50
Example – Calculation of Annual Guaranteed Withdrawal Amount – Participant Age 66 (No Spousal Benefit Elected)

Participant age:	66
Contract Value as of Business Day prior to Lock-In Date:	$80,000
Highest Birthday Value (HBV):	$100,000
Income Base (on Lock-In Date):	$100,000	(greater of Contract Value and HBV)
Guaranteed Annual Withdrawal Amount:	$5,000	(5% of Income Base)
Future Purchase Payments: For each dollar of future Purchase Payments, the Annual Guaranteed Withdrawal Amount increases $0.05 (or 5% of Purchase Payment). For example, a $1,000 Purchase Payment would increase the Annual Guaranteed Withdrawal Amount by $50, to $5,050.
Example –  Calculation of Annual Guaranteed Withdrawal Amount – Participant Age 71 (No Spousal Benefit Elected)

Participant age:	71
Contract Value as of Business Day prior to Lock-In Date:	$80,000
Highest Birthday Value (HBV):	$100,000
Income Base (on Lock-In Date):	$100,000	(greater of Contract Value and HBV)
Guaranteed Annual Withdrawal Amount:	$5,750	(5.75% of Income Base)
Future Purchase Payments: For each dollar of future Purchase Payments, the Annual Guaranteed Withdrawal Amount increases $0.0575 (or 5.75% of Purchase Payment). For example, a $1,000 Purchase Payment would increase the Annual Guaranteed Withdrawal Amount by $57.50, to $5,807.50.
SPOUSAL BENEFIT
With the optional Spousal Benefit, the Annual Guaranteed Withdrawal Amount continues to be available until the later death of you and your spouse or civil union partner. You make an irrevocable choice whether or not to elect the Spousal Benefit at the Lock-In Date. The Spousal Benefit extends only to the person you are legally married to on the Lock-In Date. Before you can make this election, you must provide us with due proof of marriage or civil union and your spouse’s or partner’s date of birth in a form acceptable to us. You may not add or remove the Spousal Benefit after the Lock-In Date. For more information on the tax treatment of spouses and civil union partners, see Section 9, “What Are The Tax Considerations Associated With The Prudential Retirement Security Annuity VI?” Both you and your spouse must attain age 55 to lock in your guaranteed withdrawals with the Spousal Benefit. The age of the younger spouse is used to determine the amount of the Annual Guaranteed Withdrawal Amount. Therefore, the Annual Guaranteed Withdrawal Amount will be the product of the applicable Guaranteed Withdrawal Percentage (indicated in the chart above) and the Income Base.
While there is no additional daily charge for this benefit, if you elect the Spousal Benefit you will have a lesser Annual Guaranteed Withdrawal Amount, based on the lesser Guaranteed Withdrawal Percentages, than if you had not elected it.
The Spousal Benefit requires the same person to be both your spouse and sole Beneficiary of both this Contract and the retirement plan it funds when you elect the benefit and when you die. If spousal consent rules apply to the employment based retirement plan in which you participate, spousal consent may be necessary in order for you, or your surviving spouse, to take withdrawals from the Contract under the IncomeFlex Target Benefit, and avoid payment of your plan interest in the form of a QJSA or QPSA. See “Other Important Considerations” in this Section 5 and “Spousal Consent Rules For Certain Retirement Plans” in Section 9, “What Are The Tax Considerations Associated With The Prudential Retirement Security Annuity VI?” Once elected, the Spousal Benefit may not be “transferred” to a new spouse due to divorce, your spouse’s death or any other reason. The Spousal Benefit is irrevocable. Once elected, the lesser Annual Guaranteed Withdrawal Amount based on the lesser Guaranteed Withdrawal Percentages will continue to apply until your Contract ends.
After your death, the IncomeFlex Spousal Benefit will continue to be paid until the death of your surviving spouse. You (during your lifetime) and your surviving spouse (after your death) may make additional Purchase Payments subject to the Guaranteed Withdrawal Percentage on the Lock-In Date. Any additional Purchase Payments made by you or your surviving spouse will increase the Annual Guaranteed Withdrawal Amount by the applicable Guaranteed Withdrawal Percentage applied to the additional Purchase Payment.
Example –  Calculation of Annual Guaranteed Withdrawal Amount with Spousal Benefit – Younger Spouse Age 56

Your age:	58
Spouse age:	56
Contract Value as of Business Day prior to Lock-In Date:	$80,000
Highest Birthday Value (HBV):	$100,000
Income Base (Lock-In Date):	$100,000	(greater of Contract Value or HBV)
Annual Guaranteed Withdrawal Amount:	$3,750	(3.75% of Income Base)

Future Purchase Payments: For each dollar of future Purchase Payments, the Annual Guaranteed Withdrawal Amount increases $0.0375 (or 3.75% of Purchase Payment). For example, a $1,000 Purchase Payment would increase the Annual Guaranteed Withdrawal Amount by $37.50, to $3,787.50.
Example –  Calculation of Annual Guaranteed Withdrawal Amount with Spousal Benefit – Younger Spouse Age 65

Your age:	66
Spouse age:	65
Contract Value as of Business Day prior to Lock-In Date:	$80,000
Highest Birthday Value (HBV):	$100,000
Income Base (Lock-In Date):	$100,000	(greater of Contract Value or HBV)
Annual Guaranteed Withdrawal Amount:	$4,500	(4.50% of Income Base)
Future Purchase Payments: For each dollar of future Purchase Payments, the Annual Guaranteed Withdrawal Amount increases $0.0450 (or 4.50% of Purchase Payment). For example, a $1,000 Purchase Payment would increase the Annual Guaranteed Withdrawal Amount by $45.00, to $4,545.00.
Example –  Calculation of Annual Guaranteed Withdrawal Amount with Spousal Benefit – Younger Spouse Age 65

Your age:	71
Spouse age:	65
Contract Value as of Business Day prior to Lock-In Date:	$80,000
Highest Birthday Value (HBV):	$100,000
Income Base (Lock-In Date):	$100,000	(greater of Contract Value or HBV)
Annual Guaranteed Withdrawal Amount:	$4,500	(4.50% of Income Base)
Future Purchase Payments: For each dollar of future Purchase Payments, the Annual Guaranteed Withdrawal Amount increases $0.0450 (or 4.50% of Purchase Payment). For example, a $1,000 Purchase Payment would increase the Annual Guaranteed Withdrawal Amount by $45.00., to $4545.00.

SURVIVING SPOUSE – DEATH PRIOR TO LOCK-IN DATE OR AFTER LOCK-IN DATE WITHOUT ELECTION OF SPOUSAL BENEFIT
If you purchase this Contract and die before the Lock-In Date, or after the Lock-In Date but without having elected the Spousal Benefit, then your surviving spouse may continue this Contract and the Prudential IncomeFlex Target Benefit, to the extent permitted by the Code and your retirement plan, if your surviving spouse is your Beneficiary.
Continuation of the Prudential IncomeFlex Target Benefit under this Contract is subject to the following:
▪Your Income Base and Highest Birthday Value will not transfer to your surviving spouse. Rather, they will be reset based on the Contract Value at the time of your death.
▪The birthday of your surviving spouse will be used to determine:
▪the Highest Birthday Values under this Contract;
▪the Withdrawal Period for Annual Guaranteed Withdrawal Amounts;
▪the availability and amount of Step-Ups.
▪At the Lock-In Date, the age of your surviving spouse will be used to determine the availability and amount of the Annual Guaranteed Withdrawal Amount, as well as increases due to subsequent Purchase Payments.
▪If your surviving spouse remarries, he or she (1) will continue to be eligible to receive the Annual Guaranteed Withdrawal Amount, and (2) may elect the Spousal Benefit at the time of his or her Lock-In Date to extend the Annual Guaranteed Withdrawal Amount for the life of a new spouse.
WITHDRAWALS UNDER THE PRUDENTIAL INCOMEFLEX TARGET BENEFIT
The Prudential IncomeFlex Target Benefit guarantees, provided certain conditions are met, your ability to withdraw from the Contract an amount equal to the Annual Guaranteed Withdrawal Amount each Withdrawal Period for your lifetime (or the lifetimes of you and your spouse, if the Spousal Benefit is elected). With the optional Spousal Benefit, the Annual Guaranteed Withdrawal Amount continues to be available until the later death of you and your spouse or civil union partner. You make an irrevocable choice whether or not to elect the Spousal Benefit at the Lock-In Date.
The Prudential IncomeFlex Target Benefit does not limit your ability to request withdrawals that exceed the Annual Guaranteed Withdrawal Amount. However, you should carefully consider any withdrawal that negatively affects the Annual Guaranteed Withdrawal Amount given the costs associated with this Benefit.
If, cumulatively, you withdraw an amount less than the Annual Guaranteed Withdrawal Amount in any Withdrawal Period, the unused portion will expire and will not carry-over to subsequent Withdrawal Periods. If your cumulative withdrawals in a Withdrawal Period are less than or equal to the Annual Guaranteed Withdrawal Amount, then the withdrawals will not reduce your Annual Guaranteed Withdrawal Amount in subsequent Withdrawal Periods.
Cumulative withdrawals in a Withdrawal Period that are in excess of the Annual Guaranteed Withdrawal Amount are considered Excess Withdrawals. If you make Excess Withdrawals, then your Income Base will be reduced proportionately, thus reducing your Annual Guaranteed Withdrawal Amount in subsequent years (except with regard to certain required minimum distributions described below under “Excess Withdrawals – Required Minimum Distributions”). This means your Income Base and thus your Annual Guaranteed Withdrawal Amount will be reduced by a percentage determined by the ratio of: (a) the amount of the Excess Withdrawal, to (b) the Contract Value immediately prior to such withdrawal (see examples of this calculation below). We will determine whether you have made an Excess Withdrawal at the time of each withdrawal. Therefore, a subsequent increase in the Annual Guaranteed Withdrawal Amount will not offset the effect of an earlier Excess Withdrawal.

Withdrawal for Plan Expenses. Your plan may assess plan charges to pay for certain expenses of the plan. Your plan may authorize and direct PRIAC to withdraw amounts from your Contract Value to pay such plan expenses by selling units of the Separate Account.
Employment-based retirement plans may provide for employer contributions subject to a vesting schedule. Forfeiture of any unvested amounts are withdrawals for purposes of the Prudential IncomeFlex Target Benefit. Therefore, the forfeiture of any unvested amounts before your Lock-In Date will reduce your Highest Birthday Value. Any unvested amounts forfeited after your Lock-In Date will be included with other cumulative withdrawals in a Withdrawal Period to determine Excess Withdrawals.

Examples –  Impact of Withdrawals on Annual Guaranteed Withdrawal Amount
The examples below assume the following (the values set forth are purely hypothetical and do not reflect charges):

Income Base:	$200,000
Guaranteed Withdrawal Percentage:	5.00%
Annual Guaranteed Withdrawal Amount:	$ 10,000
Withdrawal Period:	May 9, 2019 through May 8, 2020
Contract Value prior to withdrawal on June 13, 2019 (date of first withdrawal)	$160,000
Contract Value prior to withdrawal on July 14, 2019 (date of second withdrawal)	$150,000
Example 1 - Not an Excess Withdrawal (Amounts less than or equal to Annual Guaranteed Withdrawal Amount)
If $9,000 is withdrawn on June 13, 2019, then the following values would result:
▪Contract Value immediately prior to withdrawal = $160,000
▪Contract Value after withdrawal = $160,000 – $9,000 = $151,000
▪Remaining Annual Guaranteed Withdrawal Amount for current Withdrawal Period = $10,000 – $9,000 = $1,000
▪Annual Withdrawal Amount for future Withdrawal Periods remains $10,000
▪Income Base remains $200,000
If an additional $1,000 is withdrawn on July 14, 2019, then the following values would result:
▪Contract Value immediately prior to withdrawal (reflecting $1,000 market decrease from June 13, 2019) = $150,000
▪Contract Value after withdrawal = $150,000 – $1,000 = $149,000
▪Remaining Annual Guaranteed Withdrawal Amount for current Withdrawal Period = $0
▪Annual Guaranteed Withdrawal Amount for future Withdrawal Periods remains $10,000
▪Income Base remains $200,000
Example 2 - An Excess Withdrawal (Amount exceeds Annual Guaranteed Withdrawal Amount)
If $9,000 is withdrawn on June 13, 2019, then the following values would result:
▪Contract Value = $160,000 – $9,000 = $151,000
▪Remaining Annual Guaranteed Withdrawal Amount for current Withdrawal Period = $10,000 – $9,000 = $1,000
▪Annual Guaranteed Withdrawal Amount for future Withdrawal Periods remains $10,000
▪Income Base remains $200,000
If an additional $11,000 is withdrawn on July 14, 2019, then the following values would result:
▪Contract Value immediately prior to withdrawal (reflecting a $1,000 market decrease from June 13, 2019) = $150,000
▪Amount of Excess Withdrawal (withdrawal amount in excess of remaining Annual Guaranteed Withdrawal Amount) = $11,000 – $1,000 = $10,000
▪Contract Value after guaranteed portion of withdrawal = $150,000 – $1,000 = $149,000
▪Remaining Annual Guaranteed Withdrawal Amount for current Withdrawal Period = $0
▪Amount of reduction to Annual Guaranteed Withdrawal Amount = Excess Withdrawal ÷ Contract Value before Excess Withdrawal × Annual Withdrawal Amount = ($10,000 ÷ $149,000) × ($10,000) = $671.14
▪Annual Guaranteed Withdrawal Amount for future Withdrawal Periods = $10,000 – $671.14 = $9,328.86
▪Income Base is reduced by the same proportion as the reduction to Annual Guaranteed Withdrawal Amount. Reduction to Income Base = ($10,000 ÷ $149,000) × ($200,000) = $13,422.80. New Income Base = $200,000 – $13,422.80 = $186.577.20
▪Contract Value immediately after the Excess Withdrawal = $149,000 – $10,000 = $139,000
EXCESS WITHDRAWALS – REQUIRED MINIMUM DISTRIBUTIONS
You may be required to withdraw more than your Annual Guaranteed Withdrawal Amount to satisfy required minimum distribution requirements under the Code (“RMD Requirements”). These withdrawals will not be treated as Excess Withdrawals, subject to the requirements that follow. As of the last Business Day in each calendar year (each a “RMD Calculation Date”), we will determine the amount you would need to take as a withdrawal to comply with the RMD Requirements during the next calendar year (each a “RMD Payment Year”). This determination is based solely on the sum of the Contract Value and the net actuarial value of our guarantees under the Prudential IncomeFlex Target Benefit on the RMD Calculation Date.
If the amount determined on the RMD Calculation Date is for an eligible spouse, the amount will be based on the assumption that the eligible spouse is a “spouse” for purposes of federal law. For more information, see Section 9, “What Are The Tax Considerations Associated With The Prudential Retirement Security Annuity VI?” Please consult with your tax or legal advisor before electing the Spousal Benefit for a civil union partner.

If the required minimum distribution (RMD) amount determined using these assumptions exceeds the Annual Guaranteed Withdrawal Amount on the RMD Calculation Date, then the difference between such RMD amount and the Annual Guaranteed Withdrawal Amount shall be the “RMD Value.” Withdrawals taken in the RMD Payment Year that would otherwise be Excess Withdrawals, shall be treated as Excess Withdrawals only to the extent they exceed the sum of the Annual Guaranteed Withdrawal Amount and the RMD Value. Any RMD Value remaining at the end of each RMD Payment Year shall expire and not increase the RMD Value in any subsequent RMD Payment Year.
Example –  Treatment of Withdrawals Related to Required Minimum Distributions

Withdrawal Period	May 9, 2019 through May 8, 2020
Contract Value on April 13, 2019	$160,000
Contract Value on May 9, 2019	$146,000
Annual Guaranteed Withdrawal Amount	$10,000
Required Minimum Distribution Amount	$14,000	(for calendar year 2019)
RMD Value	$4,000	(for calendar year 2019)
Example 1 - Not an Excess Withdrawal (Withdrawal of the Annual Guaranteed Withdrawal Amount plus the RMD Value)
If $14,000 is withdrawn on April 13, 2019, then the following values would result:
▪$10,000 is applied against the Annual Guaranteed Withdrawal Amount
▪$4,000 is applied against the RMD Value
▪Contract Value = $160,000 – $14,000 = $146,000
▪Annual Guaranteed Withdrawal Amount for future Withdrawal Periods remains $10,000
If an additional $10,000 is withdrawn on May 9, 2019, then the following values would result:
▪Remaining Annual Guaranteed Withdrawal Amount for the current Withdrawal Period = $10,000 – $10,000 = $0
▪Annual Guaranteed Withdrawal Amount for future Withdrawal Periods remains $10,000
▪Contract Value = $146,000 – $10,000 = $136,000
Example 2 -An Excess Withdrawal (Withdrawal of an Amount Greater than the Annual Guaranteed Withdrawal Amount plus the RMD Value)
If $20,000 is withdrawn on April 13, 2019, then the following values would result:
▪$10,000 is applied against the Annual Guaranteed Withdrawal Amount
▪$4,000 is applied against the RMD Value
▪$6,000 counts as an Excess Withdrawal
▪Reduction of Annual Guaranteed Withdrawal Amount = Excess Withdrawal ÷ Contract Value before Excess Withdrawal × Annual Guaranteed Withdrawal Amount = $6,000 ÷ $146,000 × $10,000 = $410.96
▪Annual Guaranteed Withdrawal Amount for future Withdrawal Periods = $10,000 – $410.96 = $9,589.04
▪Contract Value = $160,000 – $20,000 = $140,000
INCREASE OF INCOME BASE AND ANNUAL GUARANTEED WITHDRAWAL AMOUNT – STEP-UP
Your Annual Guaranteed Withdrawal Amount may increase due to positive market performance in your Variable Investment Option. On each Birthday after Lock-In, any Step-Up Amount, which represents any excess of the Contract Value over the Income Base, may increase the Income Base. If the Income Base is increased by the Step-Up Amount, then your Annual Guaranteed Withdrawal Amount immediately will increase by the amount equal to the product of (a) the Guaranteed Withdrawal Percentage, and (b) the amount of the increase in the Income Base. You may withdraw the additional Annual Guaranteed Withdrawal Amount in the Withdrawal Period during which the increase occurs, but you are not required to do so.
The Income Base will increase by effect of the Step-Up Amount automatically, unless we increase the charge for the Prudential IncomeFlex Target Benefit. If we increase the charge and you become eligible for a Step-Up, then you must choose whether or not to accept the increased charge. If you accept it, then the Income Base will increase by the amount of the Step-Up Amount and the higher charge will apply to the entire Contract Value, unless you affirmatively elect otherwise pursuant to the next paragraph.

We will provide you with 90 days notice that you are eligible for an increase in your Income Base and that by accepting the increase you will become subject to an increased Prudential IncomeFlex Target Benefit charge on the entire Contract Value. Unless you notify us in writing by the end of the 90 day period that you reject the increase of your Income Base resulting from the Step-Up Amount, we will consider you to have accepted the Step-Up Amount and the resultant increased charge. Any such increase in the Prudential

IncomeFlex Target Benefit charge would be subject to the maximum charge limit set forth in the “Summary of Contract Charges and Expenses.” If you reject an increase in your Income Base, your rejection will be effective for that year only. Your rejection of the Step-Up Amount does not affect your eligibility for subsequent Step-Up Amounts.
Example – Step Up Calculation

Birthday	May 9
Annual Guaranteed Withdrawal Amount	$4,000
Contract Value as of May 8, 2019	$100,000
Guaranteed Withdrawal Percentage	5%
▪Step-Up Value = $100,000 × 5% = $5,000
▪Step-Up Value > Annual Guaranteed Withdrawal Amount ($5,000 > $4,000)
▪Annual Guaranteed Withdrawal Amount for future Withdrawal Periods = $5,000
GUARANTEES UNDER THE INCOMEFLEX TARGET BENEFIT
▪If your Contract Value equals zero and your Annual Guaranteed Withdrawal Amount is greater than zero, we will pay you the Annual Guaranteed Withdrawal Amount in quarterly installments, unless you request another payment frequency.
▪When the Contract Value equals zero, we will no longer accept Purchase Payments under the Contract.

OTHER IMPORTANT CONSIDERATIONS
▪Withdrawals under Prudential IncomeFlex Target Benefit are subject to the terms of your retirement plan, if applicable. If spousal consent rules apply to the retirement plan in which you participate, spousal consent may be necessary in order for you, or your surviving spouse, to take withdrawals from the Contract of the Annual Guaranteed Withdrawal Amount and avoid payment of your plan interest in the form of a QJSA or QPSA. See “Spousal Consent Rules For Certain Retirement Plans” in Section 9, “What Are The Tax Considerations Associated With The Prudential Retirement Security Annuity VI?” If spousal consent is not obtained, you or your surviving spouse, will not be able to take withdrawals from the Contract of the Annual Guaranteed Withdrawal Amount and your plan interest will instead be paid in the form of a QJSA or QPSA. Before investing, you should carefully consider that spousal consent rules of the Code or plan may prevent you, or your surviving spouse, from taking withdrawals from the Contract of the Annual Guaranteed Withdrawal Amount if spousal consent cannot be obtained.
▪Withdrawals made while Prudential IncomeFlex Target Benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Contract. The Prudential IncomeFlex Target Benefit does not directly affect the Contract Value or surrender value, but any withdrawal will decrease the Contract Value by the amount of the withdrawal. If you surrender your interest in the Contract, you will receive the current Contract Value, not the Income Base or Annual Guaranteed Withdrawal Amount.
▪The Prudential IncomeFlex Target Benefit is a standard feature of the Contract that guarantees your ability to withdraw amounts equal to a percentage of a notional income base. The IncomeFlex Target Benefit may not be appropriate for you if you are interested in maximizing the potential for long-term accumulation and tax deferral, rather than taking current withdrawals and ensuring a stream of income for life.
▪We impose a charge for the IncomeFlex Target Benefit, which you will begin paying as soon as you buy the Contract, even if you do not begin taking withdrawals for many years, or ever. We will not refund the charges you have paid if you choose never to take any withdrawals.
▪You should consider carefully when to begin taking your Annual Guaranteed Withdrawal Amount withdrawals under the IncomeFlex Target Benefit. If you begin taking withdrawals as soon as the benefit allows, you may maximize the time during which you may take withdrawals due to longer life expectancy (although in general, the younger you are, the lower the Guaranteed Withdrawal Percentage that is applied to the Income Base).
▪Note that withdrawals are taken from your own Contract Value – we are only required to start using our own money to pay you the Annual Guaranteed Withdrawal Amount when and if your Contract Value is reduced to zero (so long as Excess Withdrawals have not reduced your Annual Guaranteed Withdrawal Amount to zero).
TERMINATION OF INCOMEFLEX TARGET BENEFIT AND WAITING PERIOD
Subject to the terms of your retirement plan, if applicable, you may terminate the Prudential IncomeFlex Target Benefit by surrendering your interest in the Contract. If you terminate the Prudential IncomeFlex Target Benefit, any guarantee provided by the benefit will end as of the date the termination is effective.

Prudential IncomeFlex Target Benefit terminates:
▪upon an Excess Withdrawal that causes the Contract Value to be zero;
▪upon the surrender of your interest in the Contract;
▪upon your death (or the death of you and your spouse, if the Spousal Benefit was elected);
▪upon a change in ownership of the Contract that changes the tax identification number of the Contract Owner other than in connection with a Spousal Benefit; or
▪upon your election to begin receiving Annuity Payments.
Under Contracts funding employment based retirement plans, the Plan Contract Holder may exercise certain rights under the Contract, including discontinuance of employee contributions to the Contract, termination of the Contract, termination of the retirement plan and/or transfer of assets to an alternate investment or funding vehicle. Any such exercise of rights by a Plan Contract Holder may reduce or eliminate Prudential IncomeFlex Target Benefit guarantees.
We cease imposing the charge for Prudential IncomeFlex Target Benefit upon the effective date of the benefit termination for the events described above.
While you may terminate the IncomeFlex Target Benefit at any time, we may not terminate the benefit other than in the circumstances listed above. However, to the extent permitted by applicable law, we may stop offering the Prudential IncomeFlex Target Benefit by refusing new Purchase Payments, or we may increase related charges for new Purchase Payments and Step-Up transactions at any time in the future.
Currently, if you terminate the Prudential IncomeFlex Target Benefit, you will only be permitted to re-elect the benefit in another of our contracts after 90 calendar days from the date the benefit was last terminated.

6: HOW CAN I PURCHASE THE PRUDENTIAL RETIREMENT SECURITY ANNUITY VI?
PURCHASE PAYMENTS
There is no minimum initial purchase payment amount. To the extent permitted by law, we reserve the right to cease accepting new Purchase Payments under the Contract at any time. Any decision on our part to cease accepting new Purchase Payments will be done on a non-discriminatory basis. With some restrictions, you can make additional Purchase Payments of no less than $50 at any time during the Accumulation Phase. Currently, we waive this minimum Purchase Payment requirement, but may impose it at any time in the future. Any minimum we impose may vary by plan type.
Currently, you must get our prior approval to make maximum aggregate Purchase Payments in excess of $2 million unless we are prohibited under applicable state law from insisting on such prior approval. We limit the maximum total Purchase Payments in any Contract year other than the first to $1 million absent our prior approval. Depending on applicable state law, other limits may apply. This Contract is issued as a nonqualified annuity.
Absent our prior approval, we may suspend your ability to make additional Purchase Payments during the time period that begins with either of the following: (a) the date of an Excess Withdrawal or (b) any withdrawal before the Lock-In Date. The length of the suspension period is at our discretion. However, in applying any such suspension, we will not discriminate unfairly against any Participant, nor will the length of any suspension exceed 90 days. This restriction does not apply to additional Purchase Payments made through payroll deductions or scheduled loan repayments, if applicable. This restriction does apply to rollover transactions and lump sum loan repayments.
DISCONTINUANCE OF CONTRIBUTIONS
If allowed under applicable law, we reserve the right in the future to cease permitting additional Purchase Payments. We will exercise the reservation of such right for all annuity purchasers in the same class in a non-discriminatory manner.
By notifying PRIAC, a Plan Contract Holder who makes contributions on behalf of eligible employees or members generally may discontinue contributions on behalf of all eligible employees or members under a Contract.
ALLOCATION OF PURCHASE PAYMENTS
If your initial Purchase Payment is not in Good Order and as such we cannot apply your initial Purchase Payment, we will allocate your initial Purchase Payment to the default investment option designated by your retirement plan. While we seek to obtain the required information, you will not be invested in the Contract. Depending on the characteristics of your retirement plan’s default investment option, you may experience a gain or loss on money allocated to that option. We will notify the Plan Contract holder that we need further clarification to apply the initial Purchase Payment and will send a written notice following the end of the month in which their payment was received. We will send up to two additional monthly notices.

If we have not received all required information to apply your initial Purchase Payment after 105 days from the time the initial Purchase Payment was allocated to the default investment option, we will return the initial Purchase Payment, plus earnings (if applicable) and minus losses (if applicable), to the Plan Contract Holder.

Any proceeds that PRIAC pays to the Plan Contract Holder under this procedure may be considered a prohibited and taxable reversion to the Plan Contract Holder under current provisions of the Code. Similarly, proceeds that PRIAC returns may cause the Plan Contract Holder to violate a requirement under the Employee Retirement Income Security Act of 1974 ("ERISA"), as amended, to hold all plan assets in trust. The Plan Contract Holder may avoid both problems if it arranges to have the proceeds paid into a qualified trust or annuity contract.
At our discretion, we may give initial and subsequent Purchase Payments (as well as transfers) received in Good Order by certain broker-dealers, or record keepers administering employment based retirement plans, prior to the close of a Business Day the same treatment as they would have received had they been received at the same time at the Prudential Retirement Service Center. Any such arrangements would be governed by the terms and conditions of a written agreement between us and the broker-dealer or record keeper.

CALCULATING CONTRACT VALUE
The value of your Contract will go up or down depending on the investment performance of the Variable Investment Option. To determine the value of your Contract, we use a unit of measure called an Accumulation Unit. An Accumulation Unit works like a share of a mutual fund.
Every day we determine the value of an Accumulation Unit for the Variable Investment Option. We do this by:
1)Adding up the total amount of money allocated to the investment option;
2)Subtracting from that amount insurance charges and any other applicable charges such as for taxes; and
3)Dividing this amount by the number of outstanding Accumulation Units.

When you make a Purchase Payment to a Variable Investment Option, we credit your Contract with Accumulation Units of the corresponding Sub-account. The number of Accumulation Units credited to your Contract is determined by dividing the amount of the Purchase Payment allocated to an investment option by the Accumulation Unit Value of the Accumulation Unit for that investment option. We calculate the Accumulation Unit Value for each investment option after the New York Stock Exchange closes each day and then credit your Contract.

When you make a withdrawal to a Variable Investment Option, we debit your Contract with Accumulation Units of the Sub-account for the investment options you choose. The number of Accumulation Units debited to your Contract is determined by dividing the amount of the withdrawal allocated to an investment option by the Accumulation Unit Value of the Accumulation Unit for that investment option. We calculate the Accumulation Unit Value for the investment option after the New York Stock Exchange closes each day and then debit your Contract. The value of the Accumulation Units can increase, decrease, or remain the same from day to day.
The investment performance of the Variable Investment Option and expenses under the Contract affect the Accumulation Unit Value. We cannot guarantee that your Contract Value will increase or that it will not fall below the amount of your total Purchase Payments.

7: WHAT ARE THE EXPENSES ASSOCIATED WITH THE PRUDENTIAL RETIREMENT SECURITY ANNUITY VI?
There are charges and other expenses associated with the Contract that reduce the return on your investment. These charges and expenses are described below.
CHARGES IN GENERAL
This section describes the types of charges you may pay while you own this Contract, including the current and maximum allowable charges under the Contract. The current charges may vary by plan, and can be changed. Although a particular current charge can increase or decrease, it can never exceed the maximum charge amount. Additionally, the Company is not prohibited from increasing a charge (up to the maximum charge), simply because a particular charge is currently set at zero.
The charges under the Contract are designed to cover, in the aggregate, our direct and indirect costs of selling, administering and providing benefits under the Contract. They are also designed, in the aggregate, to compensate us for the risks of loss we assume pursuant to the Contract. If, as we expect, the charges that we collect from the Contract exceed our total costs in connection with the Contract, we will earn a profit. Otherwise, we will incur a loss. The rates of certain of our charges have been set with reference to estimates of the amount of specific types of expenses or risks that we will incur. In most cases, this prospectus identifies such expenses or risks in the name of the charge; however, the fact that any charge bears the name of, or is designed primarily to defray a particular expense or risk does not mean that the amount we collect from that charge will never be more than the amount of such expense or risk. Nor does it mean that we may not also be compensated for such expense or risk out of any other charges we are permitted to deduct by the terms of the Contract. We may reduce stated fees under particular contracts as to which, due to economies of scale and other factors, our administrative costs are reduced.
INSURANCE AND ADMINISTRATIVE CHARGES
We have the right to deduct insurance and administrative changes. These charges cover our expenses for mortality and expense risk, administration, marketing and distribution. The mortality risk portion of the charge is for assuming the risk that the Annuitant(s) will live longer than expected based on our life expectancy tables. When this happens, we pay a greater number of Annuity Payments. The expense risk portion of the charge is for assuming the risk that the current charges will be insufficient in the future to cover the cost of administering the Contract. The administrative expense portion of the charge compensates us for the expenses associated with the administration of the Contract. This includes preparing and issuing the Contract; establishing and maintaining Contract records; preparation of confirmations and annual reports; personnel costs; legal and accounting fees; filing fees; and systems costs.
The insurance and administrative charge equals, on an annual basis, the following percentages of the daily Contract Value:

	Current	Maximum
Insurance and Administrative Charge	0.00%	1.50%
While we presently charge the percentage amount reflected in the “Current” column above, we have the right to increase this charge up to the percentage amount reflected in the “Maximum” column above. We will give you written notice before increasing this charge.
PRUDENTIAL INCOMEFLEX TARGET BENEFIT CHARGES
In addition to the current insurance and administrative charge, each day we make a deduction for the charges associated with the Prudential IncomeFlex Target Benefit.
The IncomeFlex Target Benefit charge equals, on an annual basis, the following percentages of the daily Contract Value:

	Current	Maximum
IncomeFlex Target Benefit	1.15%	1.50%
While we presently charge the percentage amount reflected in the “Current” column above, we have the right to increase this charge up to the percentage amount reflected in the “Maximum” column above, but we have no current intention to do so.
Any increase in these IncomeFlex Target Benefit charges would apply only to new Purchase Payments and Step-Up transactions after the effective date of the increase. Please see “Increase Of Income Base And Annual Guaranteed Withdrawal Amount – Step-Up” in Section 5, “What Is The Prudential IncomeFlex Target Benefit?”

If the charges under the Contract are not sufficient to cover our expenses, then we will bear the loss. We do, however, expect to profit from these charges. Any profits made from these charges may be used by us to pay for the costs of distributing the Contract.

ANNUAL CONTRACT FEE
We may impose a fee of up to $150 per year for administrative expenses. The current annual contract fee is zero. However, we may begin to impose or increase this fee up to $150 at any time, but we have no current intention to do so. If we impose this fee, it will generally be assessed quarterly on the last Business Day of the quarter. Also, we may establish and modify the level of Contract Value at which we waive this fee. The fee will be deducted from the Contract’s Variable Investment Option, and if the Contract offers more than one option, then proportionately from each option.
TAXES ATTRIBUTABLE TO PREMIUM
There may be federal, state and local premium based taxes applicable to your Purchase Payment. We are responsible for the payment of these taxes and may make a deduction from the value of the Contract to pay some or all of these taxes.
EXCEPTIONS/REDUCTIONS TO FEES AND CHARGES
We may reduce or eliminate certain fees and charges or alter the manner in which the particular fee or charge is deducted. For example, we may reduce or eliminate the amount of the annual contract maintenance fee or reduce the insurance and administrative charge. Generally, these types of changes will be based on a reduction to our sales, maintenance or administrative expenses due to the nature of the individual or group purchasing the Annuity. Some of the factors we might consider in making such a decision are: (a) the size and type of group; (b) the number of Annuities purchased by an Owner; (c) the amount of Purchase Payments or likelihood of additional Purchase Payments; and/or (d) other transactions where sales, maintenance or administrative expenses are likely to be reduced. We will not discriminate unfairly between Annuity purchasers if and when we reduce any fees and charges.
TRANSFER FEE
You can make up to 12 free transfers every Contract year. We measure a Contract year from the date we issue your Contract (Contract Date). If you make more than 12 transfers in a Contract year, we may deduct a transfer fee of up to a maximum of $30 per transfer. Currently, we waive this fee. If we begin to impose this fee, we will deduct the transfer fee pro-rata from the investment options from which the transfer is made.
COMPANY TAXES
We will pay company income taxes on the taxable corporate earnings created by this Separate Account product. While we may consider company income taxes when pricing our products, we do not currently include such income taxes in the tax charges you pay under the Contract. We will periodically review the issue of charging for these taxes and may charge for these taxes in the future. We reserve the right to impose a charge for taxes if we determine, in our sole discretion, that we will incur a tax as a result of the administration of the Contract, including any tax imposed with respect to the operation of the Separate Account or general account.
In calculating our corporate income tax liability, we may derive certain corporate income tax benefits associated with the investment of company assets, including Separate Account assets, which are treated as company assets under applicable income tax law. These benefits reduce our overall corporate income tax liability. Under current law, such benefits include foreign tax credits and corporate dividend received deductions. We do not pass these tax benefits through to holders of the Separate Account Annuity Contracts because (i) the Contract Owners are not the owners of the assets generating these benefits under applicable income tax law and (ii) as described above, we do not currently include company income taxes in the tax charges you pay under the Contract. We reserve the right to change these tax practices.
UNDERLYING MUTUAL FUND FEES
When you allocate a Purchase Payment or a transfer to the Variable Investment Option, we in turn invest in shares of a corresponding underlying mutual fund. The fund charges fees and incurs operating expenses that are in addition to the Contract-related fees described in this section. Without regard to expense caps, the fees and operating expenses of the Vanguard Balanced Index Fund is 0.06% annually.
For additional information about these fund fees, please consult the prospectus for the fund.

8: HOW CAN I ACCESS MY MONEY?
You can access your money by:
•Making a withdrawal (either partial or complete); or
•Choosing to receive Annuity Payments during the Annuity Phase (annuitization). Please see Section 3, “What Kind Of Payments Will I Receive During The Annuity Phase?”
WITHDRAWALS DURING THE ACCUMULATION PHASE
When you make a full withdrawal, you will receive the value of your Contract minus any applicable fees. We will calculate the value of your Contract and charges, if any, as of the date we receive your request in Good Order at the Prudential Retirement Service Center.
The minimum amount that may be withdrawn is $250 or, if less, the Contract Value. We currently waive this minimum. We may begin to impose this minimum at any time in the future. We will generally pay the withdrawal amount, less any required tax withholding, within seven days after we receive a withdrawal request in Good Order.
Income taxes, tax penalties and certain restrictions also may apply to any withdrawal you make. For a more complete explanation, see Section 9, “What Are The Tax Considerations Associated With The Prudential Retirement Security Annuity VI?”
AUTOMATED WITHDRAWALS
We offer an automated withdrawal feature. This feature enables you to receive periodic withdrawals in monthly, quarterly, semiannual or annual intervals. We will price your withdrawals received in Good Order at the end of the Business Day at the intervals you specify. We will continue at these intervals until you tell us otherwise. The minimum automated withdrawal amount you can make generally is $250. We currently waive this minimum. We may begin to impose this minimum at any time in the future.
Income taxes, tax penalties and certain restrictions may apply to automated withdrawals. For a more complete explanation, see Section 9, “What Are The Tax Considerations Associated With The Prudential Retirement Security Annuity VI?”
SUSPENSION OF PAYMENTS OR TRANSFERS
The SEC may require us to suspend or postpone payments made in connection with withdrawals or transfers for any period when:
▪The New York Stock Exchange is closed (other than customary weekend and holiday closings);
▪Trading on the New York Stock Exchange is restricted;
▪An emergency exists, as determined by the SEC, during which sales and redemptions of shares of the underlying mutual funds are not feasible or we cannot reasonably value the Accumulation Units; or
▪The SEC, by order, permits suspension or postponement of payments for the protection of Owners.
We may also suspend any payment in order to obtain information from your employer that is reasonably necessary to ensure that the payment is in compliance with the restrictions imposed by Section 403(b) of the Code, if applicable. In such an event, a payment request will not be in Good Order and we will not process it until we obtain such information from the employer. We may deny a request for a hardship withdrawal if your employer has not informed us that it will provide information reasonably necessary to ensure that hardship withdrawals, in general, are in compliance with the restrictions on withdrawals imposed by Section 403(b). An explanation of why an employer may be unwilling to provide this information may be found in “ERISA Disclosure/Requirements” in Section 9.
WITHDRAWALS IN CONNECTION WITH PLAN LOANS
Certain employment based retirement plans may permit loans. Please contact your plan administrator to determine if loans are allowed in your plan, how to apply for a loan, and any applicable loan application or loan maintenance fees charged by the administrator, which may vary by plan. Please be aware that loan-related fees may be paid through a withdrawal of your Contract Value in the Annuity, and be sure to refer to your loan agreement for information on an existing loan. The terms and conditions of the loan will be outlined in a Truth in Lending Agreement and Promissory note to be provided, along with the check, which will authorize a portion of your Contract Value to be used as security for the loan, upon your endorsement of the check.
Based on the terms of your plan or the plan’s loan policy, your Contract Value may be used to determine the amount available for a plan loan. Generally, the Code limits loans to the extent the loan (when added to the outstanding balance of all other loans made to the Participant) exceeds the lesser of:

(a)$50,000 (reduced by the excess, if any, of the Participant’s highest outstanding balance of loans from the plan during the one-year period ending on the day before the date on which such loan is made, over the Participant’s outstanding balance of loans from the plan as of the date such loan is made) or
(b)One-half (1/2) of the Participant’s vested plan account value, determined as of the valuation date coinciding with or immediately preceding such loan, adjusted for any contributions or distributions made since such valuation date.
Other technical requirements may apply to prevent a plan loan from being treated as a taxable distribution from the plan.
Generally, if plan loan amounts are funded with withdrawals from the Annuity, then such withdrawals may reduce or eliminate guarantees associated with the Prudential IncomeFlex Target Benefit. See Section 5, “What Is The Prudential IncomeFlex Target Benefit?” for additional information about the impact of Excess Withdrawals and withdrawals before the Lock-In Date. You should contact your plan administrator to determine what portion of any loan will be funded by a withdrawal from the Annuity and then consider the impact to your Prudential IncomeFlex Target Benefits.
Currently, withdrawals from the Annuity in connection with plan loans generally do not cause a 90 day suspension of the right to make additional Purchase Payments. See Section 6, “How Can I Purchase The Prudential Retirement Security Annuity VI?” Scheduled plan loan repayments resulting in Purchase Payments will be treated like all other standard Purchase Payments. However, before the Lock-In Date, Purchase Payments resulting from lump sum loan repayments will not be permitted for 90 days following a withdrawal made in connection with a plan loan.
We may delay any issuance of a loan in order to obtain information from your employer that is reasonably necessary to ensure that the loan is in compliance with the restrictions imposed by Section 403(b) of the Code, if applicable. In such an event, a loan request will not be in Good Order and we will not process it until we obtain such information from the employer. We may, however, refuse to make a loan if your employer has not informed us that it will provide information reasonably necessary to ensure that loans, in general, are in compliance with the restrictions imposed by Section 403(b). An explanation of why an employer may be unwilling to provide this information may be found in “ERISA Disclosure/Requirements” in Section 9.
If you terminated employment and had an outstanding loan from your employer plan, any outstanding loan balance not paid back under plan rules after termination of employment becomes taxable in the year of default.  Under the Tax Cuts and Jobs Act, for defaults related to termination of employment after 2017, an individual has until the due date of that year’s return (including extensions) to roll over the outstanding loan amount to an IRA or qualified employer plan.

9: WHAT ARE THE TAX CONSIDERATIONS ASSOCIATED WITH THE PRUDENTIAL RETIREMENT SECURITY ANNUITY VI?
The following discussion is general in nature and describes only federal income tax law (not state or other tax laws). It is based on current law and interpretations, which may change. It is not intended as tax advice. You should consult a qualified tax adviser for complete information and advice. The discussion includes a description of certain spousal rights under the Contract and under tax qualified plans.
The tax advantages available with this Contract may exist solely from its purchase through retirement plans or accounts qualifying for federal tax benefits under sections 401(a), 403(b), or 457 (governmental) of the Code. In contrast to many variable annuities, because this Contract can invest in funds available to the general public, if the contracts are not issued or purchased through one of these types of retirement plans, the taxes on gains may not be deferred. You should carefully consider the advantages and disadvantages of owning a variable annuity in a tax qualified plan, as well as the costs and benefits of the Contract (including annuity income), before you purchase the Contract in a tax qualified plan.
CONTRACTS HELD BY TAX FAVORED PLANS
The following discussion covers annuity contracts held under tax favored retirement plans.
This Contract may be purchased by pension and profit sharing plans qualifying for tax benefits under sections 401, 403(b), and 457 (governmental) of the Code. Where employer plans permit, the Contract may also be used for Roth Accounts under their plan. The provisions of the tax law that apply to these retirement plans that may be funded by the Contracts are complex, and Plan Contract Holders are advised to consult a qualified tax advisor.
You should be aware that tax favored plans such as IRAs generally provide Tax Deferral regardless of whether they invest in annuity contracts. This means that when a tax favored plan invests in an annuity contract, it generally does not result in any additional Tax Deferral benefits.
In general, assuming that Participants and Plan Contract Holders adhere to the requirements and limitations of tax law applicable to the particular type of plan, contributions made under a qualified retirement plan funded by a Contract are deductible (or not includible in income) up to certain amounts each year. Contributions to a Roth 401(k), Roth 403(b) or Roth 457 account are subject to these same limits, and are not deductible for federal income tax purposes.
Late Rollover Self-Certification. You may be able to apply a rollover contribution to your qualified retirement plan after the 60 day deadline through a self-certification procedure established by the IRS. Please consult your tax or legal adviser regarding your eligibility to use this self-certification procedure. As indicated in this IRS guidance, we, as a financial institution, are not required to accept your self-certification for waiver of the 60 day deadline.
Distributions. Usually, the full amount of any distribution from a qualified plan (including a distribution from this Contract) which is not a rollover is taxable. As taxable income, these distributions are subject to the general income tax withholding rules described below. In addition to this normal tax liability, you may also be liable for the following, depending on your actions:
▪A 10% early withdrawal additional tax (not applicable to 457 (governmental) plans);
▪Liability for “prohibited transactions”; or
▪Failure to take a minimum distribution.
Cost basis for a tax-favored retirement plan is provided only in limited circumstances, such as for contributions to a Roth account.
For Roth 401(k) accounts and Roth 403(b) accounts, only the earnings portion of distributions that are not qualified distributions are subject to income tax and the 10% early withdrawal additional tax applies. The other penalties apply to the entire Roth account. “Qualified distributions” from a Roth account are excludable from gross income. A “qualified distribution” is a distribution that satisfies two requirements: (1) the distribution must be made (a) after the owner of the Roth attains age 59 1/2; (b) after the owner’s death; or (c) due to the owner’s disability; and (2) the distribution must be made in the year that is at least five tax years after the first year for Roth accounts, for which a contribution was made to any designated Roth account established for such individual under the same employer retirement plan, or from the first contribution previously made to a Roth account under another applicable retirement plan if a rollover contribution was made from that previous Roth account to the current Roth account from which a distribution is made.
TAX DEFERRED ANNUITIES
In general, you may own a Tax Deferred Annuity (also known as a TDA, Tax Sheltered Annuity (TSA), 403(b) plan or 403(b) annuity) if you are an employee of a tax exempt organization (as defined under Code Section 501(c)(3)) or a public educational organization, and you may make contributions to a TDA so long as your employer maintains such a plan and your rights to the annuity are non-forfeitable. Contributions to a TDA, and any earnings, are not taxable until distribution. You may also make contributions to a TDA under a salary reduction agreement subject to specific limits. Individuals participating in a TDA who are age 50 or above by the end of the year will be permitted to contribute an additional amount. This amount is indexed for inflation. Go to www.irs.gov for the current year contribution limit and catch up contribution limit. Further, you may roll over TDA amounts to another TDA or an IRA. You may also roll over TDA amounts to a qualified retirement plan, a SEP, a 457 government plan and a SIMPLE plan after you have participated in such plan for two years. A contract may generally only qualify as a TDA if distributions of salary deferrals (other than “grandfathered” amounts held as of December 31, 1988) may be made only on account of:
▪Your attainment of age 59 1/2;
▪Your severance of employment;
▪Your death;
▪Your total and permanent disability;
▪Hardship (under limited circumstances, and only related to salary deferrals, not including earnings attributable to these amounts).; or
▪If the arrangement under which a Participant is covered contains qualified birth or adoption distribution provisions, a qualified birth or adoption.
In any event, you must begin receiving distributions from your TDA by April 1st of the calendar year after the calendar year you turn age 70 1/2 (or age 72 shall apply to distributions required to be made after December 31, 2019, with respect to individuals who attain age 70 1/2 after such date) or retire, whichever is later. These distribution limits do not apply either to transfers or exchanges of investments under the Contract, or to any “direct transfer” of your interest in the Contract to another employer’s TDA plan or mutual fund “custodial account” described under Code Section 403(b)(7). Employer contributions to TDAs are subject to the same general contribution, nondiscrimination, and minimum participation rules applicable to “qualified” retirement plans.
REQUIRED MINIMUM DISTRIBUTION PROVISIONS AND PAYMENT OPTION
When you hold the Contract under a tax favored plan, IRS required minimum distribution provisions must be satisfied. This means that generally payments must start by April 1st of the year after the year you reach age 70 1/2 (or age 72 shall apply distributions required to be made after December 31, 2019, with respect to individuals who attain age 70 1/2 after such date) and must be made for each year thereafter. For employment based retirement plans or arrangements, including Roth 401(k), Roth 403(b) and Roth 457 arrangements, this generally can be deferred until the Participant retires, if later. The amount of the payment from the qualified plan must at least equal the minimum required under the IRS rules. Several choices are available for calculating the minimum amount. More information on the mechanics of this calculation is available on request. Please contact us a reasonable time before the IRS deadline so that a timely distribution is made. Please note that there is a 50% tax penalty on the amount of any minimum distribution not made in a timely manner.
To determine the amount of any required minimum distributions the value of the Contract will be calculated based on the sum of the Contract Value and the actuarial value of any additional Death Benefits and benefits under the Contract. As a result, if amounts are distributed from the Contract to satisfy the required minimum distribution rules, the amount distributed may be larger than if the calculation were based on the Contract Value only, which may in turn result in an earlier (but not before the required beginning date) distribution of amounts under the Contract and an increased amount of taxable income distributed to the Contract Owner, and a reduction of Death Benefits and the benefits of Prudential IncomeFlex Target Benefit. You can use the minimum distribution option to satisfy the IRS required minimum distribution rules for this Contract without either beginning Annuity Payments or surrendering your interest in the Contract. We will distribute to you this required minimum distribution amount, less any other partial withdrawals that you made during the year. If you own more than one 403(b) account, you can choose to satisfy your minimum distribution requirement for each of your accounts by withdrawing that amount from any of your 403(b) accounts. Similarly, if the 403(b) account that includes the Contract has other investments, you can choose to satisfy your minimum distribution requirement from those investments.
CHARITABLE IRA DISTRIBUTIONS
Certain qualified IRA distributions used for charitable purposes are eligible for an exclusion from gross income, up to $100,000, for otherwise taxable IRA distributions from a traditional or Roth IRA. A qualified charitable distribution is a distribution that is made (1) directly by the IRA trustee to certain qualified charitable organizations and (2) on or after the date the IRA owner attains age 70 ½. Distributions that are excluded from income under this provision are not taken into account in determining the individual’s deductions, if any, for charitable contributions. Effective 2020, the amount of your qualified charitable distributions that are excluded from income for a tax year is reduced (but not below zero) by the excess of: (1) the total amount of your IRA deductions allowed for all tax years ending on or after the date you attain age 70 ½; over (2) the total amount of reductions for all tax years preceding the current tax year.

The IRS has indicated that an IRA trustee is not responsible for determining whether a distribution to a charity is one that satisfies the requirements of the charitable giving incentive. Consistent with the applicable IRS instructions, we report these distributions as normal IRA distributions on Form 1099-R. Individuals are responsible for reflecting the distributions as charitable IRA distributions on their personal tax returns.
REQUIRED DISTRIBUTIONS UPON YOUR DEATH FOR QUALIFIED ANNUITY CONTRACTS
Upon your death under an IRA, Roth IRA, 403(b) or other employer sponsored plan, any remaining interest must be distributed in accordance with federal income tax requirements. The information provided below applies to an employee or IRA owner who died after January 1, 2020. For an employee or IRA owner who died prior to January 1, 2020, please consult your tax advisor regarding the applicable post-death distribution requirements.

•If you have a designated beneficiary, any remaining interest must be distributed within 10 years after your death, unless the designated beneficiary is an “eligible designated beneficiary” (“EDB”) or some other exception applies. A designated beneficiary is any individual designated as a beneficiary by the employee or IRA owner. An EDB is any designated beneficiary who is (1) your surviving spouse, (2) your minor child, (3) disabled, (4) chronically ill, or (5) an individual not more than 10 years younger than you. An individual’s status as an EDB is determined on the date of your death.

This 10-year post-death distribution period applies regardless of whether you die before your required beginning date, or you die on or after that date (including after distributions have commenced in the form of an annuity). However, if the beneficiary is an EDB and the EDB dies before the entire interest is distributed under this 10-year rule, the remaining interest must be distributed within 10 years after the EDB’s death (i.e., a new 10-year distribution period begins).

Instead of taking distributions under the 10-year rule, an EDB can stretch distributions over life, or over a period not extending beyond life expectancy, provided that such distributions commence by December 31 of the year after your death, subject to certain special rules. In particular, if the EDB dies before the remaining interest is distributed under this stretch rule, the remaining interest must be distributed within 10 years after the EDB’s death (regardless of whether the remaining distribution period under the stretch rule was more or less than 10 years). In addition, if your minor child is an EDB, the child will cease to be an EDB on the date the child reaches the age of 18, and any remaining interest must be distributed within 10 years after that date (regardless of whether the remaining distributing period under the stretch rule was more or less than 10 years).

If you are an employee under a governmental plan, such as a section 403(b) plan of a public school or a governmental 457(b) plan, this new law applies if you die after 2021. In addition, if your plan is maintained pursuant to one or more collective bargaining agreements, this new law generally applies if you die after 2021 (unless the collective bargaining agreements terminate earlier).

If you commence taking distributions in the form of an annuity that can continue after your death, such as in the form of a joint and survivor annuity or an annuity with a guaranteed period of more than 10 years, any distributions after your death that are scheduled to be made beyond the applicable distribution period imposed under the new law might need to be commuted at the end of that period (or otherwise modified after your death if permitted under federal tax law and by PRIAC) in order to comply with the post-death distribution requirements.

The post-death distribution requirements do not apply if annuity payments that comply with prior law commenced prior to December 20, 2019. Also, even if annuity payments have not commenced prior to December 20, 2019, the above requirements generally do not apply to an immediate annuity contract or a deferred income annuity contract (including a qualifying lifetime annuity contract, or “QLAC”) purchased prior to that date, if you have made an irrevocable election before that date as to the method and amount of the annuity.

If your beneficiary is not an individual, such as a charity, your estate, or a trust, any remaining interest after your death generally must be distributed under law in accordance with the 5-year rule or the at-least-as-rapidly rule, as applicable (but not the lifetime payout rule). However, if your beneficiary is a trust and all the beneficiaries of the trust are individuals, the law can apply pursuant to special rules that treat the beneficiaries of the trust as designated beneficiaries. You may wish to consult a professional tax advisor about the federal income tax consequences of your beneficiary designations.

In addition, these post-death distribution requirements generally do not apply if the employee or IRA owner died prior to January 1, 2020. However, if the designated beneficiary of the deceased employee or IRA owner dies after January 1, 2020, any remaining interest must be distributed within 10 years of the designated beneficiary’s death. Hence, this 10-year rule will apply to (1) a contract issued prior to 2020 which continues to be held by a designated beneficiary of an employee or IRA owner who died prior to 2020, and (2) an inherited IRA issued after 2019 to the designated beneficiary of an employee or IRA owner who died prior to 2020.

•Spousal continuation. If your beneficiary is your spouse, your surviving spouse can delay the application of the post-death distribution requirements until after your surviving spouse's death by transferring the remaining interest tax-free to your surviving spouse’s own IRA, or by treating your IRA as your surviving spouse’s own IRA.

The post-death distribution requirements are complex and unclear in numerous respects. In addition, the manner in which these requirements will apply will depend on your particular facts and circumstances. You may wish to consult a professional tax adviser for tax advice as to your particular situation.
A Beneficiary has the flexibility to take out more each year than mandated under the required minimum distribution rules.
Until withdrawn, amounts in a qualified annuity contract continue to be tax deferred. Amounts withdrawn each year, including amounts that are required to be withdrawn under the required minimum distribution rules, are subject to tax. You may wish to consult a professional tax advisor for tax advice as to your particular situation.
ADDITIONAL TAX FOR EARLY DISTRIBUTIONS
You may owe a 10% additional tax on the taxable part of distributions received from an IRA, Roth IRA or qualified plan (other than a plan under section 457 (governmental) of the Code) before you attain age 59 1/2.
Amounts are not subject to this additional tax if:
•the amount is paid on or after you reach age 59 1/2 or die;
•generally the amount received is attributable to your becoming disabled; or
•the amount paid or received is in the form of substantially equal payments not less frequently than annually (Please note that substantially equal payments must continue until the later of reaching age 59 1/2 or five years. Modification of payments or additional contributions to the Annuity during that time period will generally result in retroactive application of the 10% additional tax).
Other exceptions to this tax may apply. You should consult your tax advisor for further details.
WITHHOLDING
Unless you elect otherwise, we will withhold federal income tax from the taxable portion of such distribution at an appropriate percentage. The rate of withholding on Annuity Payments where no mandatory withholding is required is determined on the basis of the withholding certificate that you file with us. If you do not file a certificate, we will automatically withhold federal taxes on the following basis:
•For any Annuity Payments not subject to mandatory withholding, you will have taxes withheld under the applicable default withholding rules.
•For certain distributions from employment based retirement plans, which are not directly rolled over or transferred to another eligible qualified plan, we are required to withhold 20% for federal income tax. The 20% withholding requirement does not apply to (1) distributions for your life or life expectancy, or joint and last survivor expectancy of you and a designated Beneficiary; (2) distributions for a specified period of 10 years or more; (3) distributions required as minimum distributions; (4) hardship distributions; or (5) withdrawals in the event of qualified birth or adoption, if the arrangement under which a Participant is covered contains qualified birth or adoption provisions. Amounts that are received under a Contract used in connection with a non-governmental Section 457 Plan are treated as wages for federal income tax purposes and are, thus, subject to general withholding requirements.
•For all other distributions, we will withhold at a 10% rate.
We will provide you with forms and instructions concerning the right to elect that no amount be withheld from payments in the ordinary course. However, you should know that, in any event, you are liable for payment of federal income taxes on the taxable portion of the distributions, and you should consult with your tax advisor to find out more information on your potential liability if you fail to pay such taxes.

If no U.S. taxpayer identification number is provided, no election out of withholding will be allowed, and we will automatically withhold using the default withholding rules. We will provide you with forms and instructions concerning the right to elect that no amount be withheld from payments in the ordinary course. However, you should know that, in any event, you are liable for payment of federal income taxes on the taxable portion of the distributions, and you should consult with your tax adviser to find out more information on your potential liability if you fail to pay such taxes. If you are a U.S. person (which includes a resident alien) and you request a payment be delivered outside the U.S., we are required to withhold income tax. There may be additional state income tax withholding requirements.
CARES ACT IMPACTS
In 2020, Congress passed the Coronavirus Aid, Relief and Economic Security (CARES) Act. This law includes provisions that impact Individual Retirement Annuities (IRAs), Roth IRAs and employer sponsored qualified retirement plans. While most provisions applied only to 2020, certain items impact future years as well.

Waiver of Required Minimum Distributions (RMDs) for 2020. The requirement to take minimum distributions from defined contribution plans and IRAs was waived for 2020. For deaths occurring before 2020, if the post-death 5-year rule applies, the 5-year period is determined without regard to calendar year 2020 and thus, the 5 year rule is extended by one year. The 1-year election rule for life expectancy payments by an eligible beneficiary is also extended by 1 year so that for a 2019 death, the election for a lifetime payout can be made by December 21, 2021.

Withdrawals from Employer Plans and IRAs, including Roth IRAs. Relief was provided for “coronavirus-related distributions” (as defined by federal tax law) from qualified plans and IRAs. The relief applies to such distributions made at any time on or after January 1, 2020 and before December 31, 2020 and permits recontribution of such distribution to a plan or IRA within three years. The recontribution is generally treated as a direct trustee-to-trustee transfer within 60 days of the distribution. Please note that recontributions to certain plans or IRAs may not be allowed based on plan or contract restrictions.

The distribution must have come from an “eligible retirement plan” within the meaning of Code section 402(c)(8)(B), i.e., an IRA, 401(a) plan, 403(a) plan, 403(b) plan, or governmental 457(b) plan. The relief was limited to aggregate distributions of $100,000.

Plan Loans. Relief is provided with respect to plan loans taken by any “qualified individual” (as defined by federal tax law) who is affected by the coronavirus in that the due date for any repayment on a loan that otherwise is due between March 27, 2020 (the date of enactment) and December 31, 2020, would be delayed for one year. This also would extend the maximum loan period (normally five years).
SPECIAL CONSIDERATIONS REGARDING EXCHANGES INVOLVING 403(b) ARRANGEMENTS
Under IRS regulations generally effective in 2009, we can accept exchanges from another annuity contract only if we have entered into an information-sharing agreement or its functional equivalent, with the applicable employer or its agent. We may make such exchanges only if your employer confirms that it has entered into an information-sharing agreement or its functional equivalent with the issuer of the other annuity contract. This means that if you request an exchange we will not consider your request to be in Good Order, and will not therefore process the transaction, until confirmation from your employer is received.
ERISA DISCLOSURE/REQUIREMENTS
ERISA (the “Employee Retirement Income Security Act of 1974”) and the Code prevent a fiduciary and other “parties in interest” with respect to a plan (and, for purposes of the Code, an IRA would also constitute a “plan”) from receiving any benefit from any party dealing with the plan, as a result of the sale of the Contract. Administrative exemptions under ERISA generally permit the sale of insurance/annuity products to plans, provided that certain information is disclosed to the person purchasing the Contract. This information has to do primarily with the fees, charges, discounts and other costs related to the Contract, as well as any commissions paid to any agent selling the Contract.
Information about any applicable fees, charges, discounts, penalties or adjustments may be found in Section 7, “What Are The Expenses Associated With The Prudential Retirement Security Annuity VI?”
Information about sales of the Contract may be found in Section 10, “Other Information.” In addition, other relevant information required by the exemptions is contained in the Contract and accompanying documentation. Please consult your tax advisor if you have any additional questions.
The U.S. Department of Labor considers certain types of employer actions under a section 403(b) program to be inconsistent with the program not being subject to ERISA. Among these are employer approval of participant requests for loans and hardship withdrawals, both of which reasonably may be necessary to comply with restrictions imposed by Section 403(b) of the Code. If an employer that is a tax exempt entity is unwilling to approve participant requests for loans and hardships, such transactions may not be available to participants using funds held under the Contract. An individual employed by a tax exempt entity should check with his or her employer to determine whether loans and hardship withdrawals are available using funds held under the Contract.

SPOUSAL CONSENT RULES FOR CERTAIN RETIREMENT PLANS
Spousal consent rules may apply to retirement plans intended to satisfy Section 401(a) of the Code and plans subject to ERISA (including church plans with respect to which the plan sponsor has elected to be subject to certain provisions of ERISA and the Code).
If you are married at the time your payments commence, you may be required by federal law to choose an income option that provides survivor annuity income to your spouse, unless your spouse waives that right. Similarly, if you are married at the time of your death, federal law may require all or a portion of the death benefit to be paid to your spouse, even if you designated someone else as your beneficiary. A brief explanation of the applicable rules follows. For more information, consult the terms of your retirement arrangement.
Defined Contribution Plans (including 401(k) Plans and ERISA 403(b) Annuities). Spousal consent to a distribution is generally not required. Upon your death, your spouse will receive the entire death benefit, even if you designated someone else as your beneficiary, unless your spouse consents in writing to waive this right. Also, if you are married and elect an annuity as a periodic income option, federal law requires that you receive a QJSA, unless you and your spouse consent to waive this right.
While spousal consent to a distribution is generally not required, such consent is required if the retirement plan in which you participate does not provide that, upon your death, your spouse will receive the entire death benefit unless your spouse consents in writing to waive this right. If the plan in which you participate is such a plan and you are married at the time your payments commence, federal law requires that benefits be paid to you in the form of a QJSA, unless you and your spouse waive that right, in writing. Generally, this means that you will receive a reduced payment during your life and, upon your death, your spouse will receive at least one-half of what you were receiving for life. You may elect to receive another income option if your spouse consents to the election and waives his or her right to receive the QJSA. If your spouse consents to the alternative form of payment, your spouse may not receive any benefits from the plan upon your death. In addition, if you are married and die before your payments commence, federal law also requires that the plan pay a death benefit to your spouse. This benefit must be available in the form of an annuity for your spouse’s lifetime and is called a QPSA. If the plan allows payment of death benefits to other beneficiaries, you may elect to have a beneficiary other than your spouse receive the death benefit, but only if your spouse consents to the election and waives his or her right to receive the QPSA. If your spouse consents to the alternate beneficiary, your spouse will receive no benefits from the plan upon your death. Any QPSA waiver prior to your attaining age 35 will become null and void on the first day of the calendar year in which you attain age 35, if still employed.

If spousal consent to a distribution is required under the retirement plan in which you participate and you select the Prudential IncomeFlex Target Benefit feature, spousal consent generally would be required in order for you (or your Spouse, if you elect the optional Spousal Benefit) to take withdrawals from the Contract (including withdrawals of the Annual Guaranteed Withdrawal Amount) that result in a distribution from the plan. Without such consent, the plan would be required to pay your plan interest in the form of a QJSA. A QPSA waiver with spousal consent generally would be required in order for your spouse to take withdrawals from the Contract (including withdrawals of the Annual Guaranteed Withdrawal Amount) if you die before your payments commence. Without such consent, the plan would be required to pay your plan interest to your surviving spouse in the form of a QPSA.
ADDITIONAL CONSIDERATIONS
Reporting and Withholding for Escheated Amounts
Internal Revenue Service Rulings 2018-17 and 2020-24 provide that an amount transferred from an IRA or 401(a) qualified retirement plan to a state’s unclaimed property fund is subject to federal withholding at the time of transfer. The amount transferred is also subject to federal reporting. Consistent with these Rulings, we will withhold federal and state income taxes and report to the applicable Owner or Beneficiary as required by law when amounts are transferred to a state’s unclaimed property fund.
Civil Unions and Domestic Partnerships
U.S. Treasury Department regulations provide that for federal tax purposes, the term “spouse” does not include individuals (whether of the opposite sex or the same sex) who have entered into a registered domestic partnership, civil union, or other similar formal relationship that is not denominated as a marriage under the laws of the state where the relationship was entered into, regardless of domicile. As a result, if a Beneficiary of a deceased Owner and the Owner were parties to such a relationship, the Beneficiary will be required by federal tax law to take distributions from the Contract in the manner applicable to non-spouse Beneficiaries and will not be able to continue the Contract.

Please consult with your tax or legal adviser before electing the Spousal Benefit for a domestic partner or civil union partner.

10: OTHER INFORMATION
PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY (PRIAC)
PRIAC is a stock life insurance company incorporated under the laws of Connecticut in 1981. PRIAC’s principal business address is 280 Trumbull Street, Hartford, CT 06103. It is authorized to do business in the District of Columbia and all states. The Company issues group and individual annuities and other insurance contracts. The Company was formerly a subsidiary of Connecticut General Life Insurance Company, which is an indirect, wholly-owned subsidiary of CIGNA Corporation, based in Philadelphia, Pennsylvania. On April 1, 2004, the Company was acquired by The Prudential Insurance Company of America, a New Jersey stock life insurance company (“Prudential Insurance”).
The Company is a wholly-owned subsidiary of Prudential Insurance, which in turn is a wholly-owned subsidiary of Prudential Financial, Inc. (“Prudential Financial”), an insurance holding company, based in Newark, New Jersey. As PRIAC’s ultimate parent, Prudential Financial exercises significant influence over the operations and capital structure of PRIAC and Prudential Insurance. However, neither Prudential Financial nor Prudential Insurance, nor any other related company, has any legal responsibility to pay amounts that PRIAC may owe under the Contract. Among other things, this means if you begin taking Annual Guaranteed Withdrawal Amount payments under the Prudential IncomeFlex Target Benefit and the value of that benefit exceeds your current Contract Value, you would rely solely on the ability of PRIAC to make payments under that benefit out of its own assets.
THE SEPARATE ACCOUNT
We have established a Separate Account, the PRIAC Variable Contract Account A (Separate Account), to hold the assets that are associated with the variable annuity contracts. The Separate Account was established under Connecticut Insurance Law on October 6, 2006, and is registered with the SEC under the Investment Company Act of 1940, as a unit investment trust, which is a type of investment company.
The assets of the Separate Account are held in the name of PRIAC and legally belong to us. Income, gains, and losses, whether or not realized, for assets allocated to the Separate Account, are, in accordance with the applicable Contracts, credited to or charged against the Separate Account without regard to other income, gains, or losses of PRIAC. PRIAC segregates the Separate Account assets from all of its other assets. Thus, such assets that are held in support of client accounts are not chargeable with liabilities arising out of any other business PRIAC conducts. However, all obligations under the Contract are PRIAC’s general corporate obligations. More detailed information about PRIAC, including its audited financial statements, is provided in the Statement of Additional Information.
TEXAS OPTIONAL RETIREMENT PROGRAM
The following special rules apply if you purchase the Contract in connection with the Texas Optional Retirement Program (“Texas Program”).
Under the terms of the Texas Program, Texas will make a contribution to your Contract. The Texas contribution will be credited to your Contract Value. Until you begin your second year of participation in the Texas Program, we have the right to withdraw the value of the Separate Account units purchased on your behalf with this Texas contribution. If you do not begin a second year of participation, then the value of the Separate Account units purchased with the Texas contribution will be withdrawn and returned to the State of Texas.
Under the Texas Program, withdrawals may be taken from the Contract only in the event of your death, retirement or termination of employment. During your participation in the Texas Program you may, however, transfer the Contract Value to another contract issued by PRIAC, its affiliates, or other carriers approved under the Texas Program.
LEAVING YOUR RETIREMENT PLAN – TRANSFERRING YOUR INCOMEFLEX TARGET BENEFIT GUARANTEES
If you are a participant in an employment based retirement plan and you leave your plan, you may be able to transfer the guarantees under your IncomeFlex Target Benefit under this Contract into another variable annuity contract issued by us. If you are a participant in more than one retirement plan offering the Prudential IncomeFlex Benefit, we may limit the number of IRA or Roth IRA accounts you may establish with us, which may limit your ability to transfer and combine your Prudential IncomeFlex Target Benefits.

Such other contract may require a minimum initial purchase payment and may have different fees, limitations, conditions, investments, and provisions affecting the guarantees. You should read the materials concerning such contract carefully, including its prospectus, and consider the benefits and differences between it and this Contract, as offered through your retirement plan. Terms of any such contract may vary by jurisdiction, and availability is subject to regulatory approvals. If you transfer any investments or values under this Contract to any investment other than a variable annuity issued by us for such purpose, all values and guarantees under your IncomeFlex Target Benefit will immediately cease.

SALE AND DISTRIBUTION OF THE CONTRACT
Prudential Investment Management Services LLC (PIMS), a wholly-owned subsidiary of Prudential Financial, is the distributor and principal underwriter of the securities offered through this prospectus. PIMS acts as the distributor of a number of variable annuity contracts and variable life insurance products we and our affiliates offer.
PIMS’s principal business address is 655 Broad Street, 19th Floor, Newark, New Jersey 07102. PIMS is registered as a broker-dealer under the Securities Exchange Act of 1934 (Exchange Act) and is a member of the Financial Industry Regulatory Authority (FINRA).
The Contract is offered on a continuous basis. PIMS may enter into distribution agreements with broker-dealers who are registered under the Exchange Act and with entities that may offer the Contract but are exempt from registration (firms). Applications for the Contract may be solicited by registered representatives of those firms. Such representatives will also be our appointed insurance agents under state insurance law. In addition, PIMS may offer the Contract directly to potential purchasers.
Commissions may be paid to firms on sales of the Contract according to one or more schedules. The individual representative would receive a portion of the compensation, depending on the practice of his or her firm. Any commission would be generally based on a percentage of Purchase Payments, up to a maximum of 8%.
We may also provide compensation to the distributing firm for providing ongoing service to you in relation to the Contract. Commissions and other compensation paid in relation to the Contract do not result in any additional charge to you or to the Separate Account not described in this prospectus.
In addition, in an effort to promote the sale of our products (which may include the placement of PRIAC and/or the Contract on a preferred or recommended company or product list and/or access to the firm’s registered representatives), we or PIMS may enter into compensation arrangements with certain broker-dealer firms with respect to certain or all registered representatives of such firms under which such firms may receive separate compensation or reimbursement for, among other things, training of sales personnel and/or marketing and/or administrative services and/or other services they provide to us or our affiliates. These services may include, but are not limited to: educating customers of the firm on the Contract’s features; conducting due diligence and analysis; providing office access, operations and systems support; holding seminars intended to educate registered representatives and make them more knowledgeable about the Contract; providing a dedicated marketing coordinator; providing priority sales desk support; and providing expedited marketing compliance approval to PIMS. A list of firms that PIMS paid pursuant to such arrangements, if any, is provided in the Statement of Additional Information which is available upon request.
To the extent permitted by FINRA rules and other applicable laws and regulations, PIMS may pay or allow other promotional incentives or payments in the form of cash or non-cash compensation. These arrangements may not be offered to all firms and the terms of such arrangements may differ between firms.
You should note that firms and individual registered representatives and branch managers within some firms participating in one of these compensation arrangements might receive greater compensation for selling the Contract than for selling a different contract that is not eligible for these compensation arrangements. While compensation is generally taken into account as an expense in considering the charges applicable to a contract product, any such compensation will be paid by us or PIMS and will not result in any additional charge to you not described in this prospectus. Overall compensation paid to the distributing firm does not exceed, based on actuarial assumptions, 8% of the total Purchase Payments made. Your registered representative can provide you with more information about the compensation arrangements that apply upon the sale of the Contract.
We may also compensate unaffiliated record keepers that provide sub-transfer agency or other services to support the administration of the Contracts in connection with employment based retirement plans.
In addition, we or our affiliates may provide such compensation, payments and/or incentives to firms arising out of the marketing, sale and/or servicing of variable annuities or variable life insurance offered by different Prudential business units.
LEGAL PROCEEDINGS
PRIAC is subject to legal and regulatory actions in the ordinary course of our business. Pending legal and regulatory actions include proceedings specific to PRIAC and proceedings generally applicable to business practices in the industry in which we operate. PRIAC is subject to class action lawsuits and other litigation involving a variety of issues and allegations involving sales practices, claims payments and procedures, premium charges, policy servicing and breach of fiduciary duty to customers. PRIAC is also subject to litigation arising out of its general business activities, such as its investments, contracts, leases and labor and employment relationships, including claims of discrimination and harassment, and could be exposed to claims or litigation concerning certain business or process patents. In some of the pending legal and regulatory actions, plaintiffs are seeking large and/or indeterminate amounts, including punitive or exemplary damages. In addition, PRIAC, along with other participants in the businesses in which it engages, may be subject from time to time to investigations, examinations and inquiries, in some cases industry-wide, concerning issues or matters upon which such regulators have determined to focus. In some of PRIAC’s pending legal and regulatory actions, parties are seeking large and/or indeterminate amounts, including punitive or exemplary damages. The outcome of litigation or a regulatory matter, and the amount or range of potential loss at any particular time, is often inherently uncertain.
PRIAC establishes accruals for litigation and regulatory matters when it is probable that a loss has been incurred and the amount of that loss can be reasonably estimated. For litigation and regulatory matters where a loss may be reasonably possible, but not probable, or is probable but not reasonably estimable, no accrual is established, but the matter, if material, is disclosed. As of December 31, 2020, the aggregate range of reasonably possible losses in excess of accruals established is not material. PRIAC reviews relevant information with respect to its litigation and regulatory matters on a quarterly and annual basis and updates its accruals, disclosures and estimates of reasonably possible loss based on such reviews.
PRIAC’s litigation and regulatory matters are subject to many uncertainties, and given their complexity and scope, their outcome cannot be predicted. It is possible that PRIAC’s results of operations or cash flow in a particular quarterly or annual period could be materially affected by an ultimate unfavorable resolution of pending litigation and regulatory matters depending, in part, upon the results of operations or cash flow for such period. In light of the unpredictability of PRIAC’s litigation and regulatory matters, it is also possible that in certain cases an ultimate unfavorable resolution of one or more pending litigation or regulatory matters could have a material adverse effect on PRIAC’s financial position. Management believes, however, that, based on information currently known to it, the ultimate outcome of all pending litigation and regulatory matters, after consideration of applicable reserves and rights to indemnification, is not likely to have a material adverse effect on: the Separate Account; the ability of PIMS to perform its contract with the Separate Account; or PRIAC’s ability to meet its obligations under the Contract.
ASSIGNMENT
This Contract must be used to fund an employer based retirement plan or arrangement, and therefore you generally may not assign your interest in the Contract during your lifetime. In all cases, the Contracts cannot be assigned without our written consent.
MISSTATEMENT OF AGE – ANNUITY PAYMENTS
If there has been a misstatement of the age of any person, or any other relevant facts upon whose life Annuity Payments are based, then we will make adjustments to conform to the facts. As to Annuity Payments: (a) any underpayments by us will be remedied on the next payment following correction; and (b) any overpayments by us will be charged against future amounts payable by us under your Annuity.
MISSTATEMENTS AND CORRECTIONS AFFECTING THE PRUDENTIAL INCOMEFLEX TARGET BENEFIT
If we discover that your age, your spouse’s age or any other fact pertaining to our guarantees under the Prudential IncomeFlex Target Benefit was misstated, or we discover a clerical error, then, to the extent permitted by applicable law, we will make adjustments to any fees, guarantees or other values under this Annuity to reasonably conform to the facts following our established procedures, which shall be applied on a uniform basis.
SERVICE PROVIDERS
We generally conduct our operations through staff employed by us or our affiliates within the Prudential Financial family. Certain discrete functions have been delegated to non-affiliates that could be deemed “service providers” under the Investment Company Act of 1940. The entities engaged by us may change over time. Non-affiliated entities that could be deemed service providers to the Separate Account, with respect to this Contract, consist of the following: Broadridge Investor Communication Solutions, Inc. (proxy services, regulatory mailing fulfillment vendor, prospectuses, etc.) located at 51 Mercedes Way, Edgewood, NY 11717 and 1155 Long Island Avenue, Edgewood, NY 11717; Donnelley Financial Solutions (printing semi-annual and annual reports, supplements and prospectuses) located at 1905 Horseshoe Road, Lancaster, PA 17602, 391 Steel Way, Lancaster, PA 17601 and 215 County Avenue, Secaucus, NJ 07094; EDM Americas Inc. (mail handling and records management) located at 10 E.D. Preate Drive, Moosic, PA 18507; ExlService Philippines, Inc. (call center operations) located at 9th Floor 2Quad Building Cardinal Rosales Avenue corner Sumilon Road Cebu Business Park Cebu City 6000 Philippines and 6F, One ECOM Center Mall of Asia Complex Harbor Drive Pasay City 1308 Manila Philippines and ExlService South Africa (PTY) Ltd. located at 12th Floor, Portside Building, Bree Street, Cape Town, South Africa 8001; State Street Bank – Kansas City (custodian and fund accountant) located at 801 Pennsylvania Avenue, Kansas City, MO 64105; and Tata Consultancy Services Ltd. (administrative processing) located at TRIL IT4 - Malad-STP, Infinity IT Park, Gen. A. K. Vaidya Marg, Dindoshi, Malad - East, Mumbai 400097 India.
ADDITIONAL INFORMATION
PRIAC has filed a registration statement with the SEC under the Securities Act of 1933, relating to the offering described in this prospectus. This prospectus does not include all of the information set forth in the registration statement. Certain portions have been omitted pursuant to the rules and regulations of the SEC. You may obtain the omitted information, however, from the SEC’s principal office in Washington, D.C., upon payment of a prescribed fee.

The Statement of Additional Information is available from PRIAC without charge. The addresses and telephone numbers are set forth on the cover page of this prospectus.

STATEMENT OF ADDITIONAL INFORMATION
Contents:
▪Company
▪Experts
▪Principal Underwriter
▪Payments Made to Promote Sale of Our Products
▪Determination of Accumulation Unit Values
▪Cyber Security and Business Continuity Risks
▪Federal Tax Status
▪Financial Statements
HOW TO CONTACT US
You can contact the Prudential Retirement Service Center by:
•calling (877) 778-2100 during our normal business hours, 8:00 a.m. to 9:00 p.m. Eastern Time, Monday through Friday, to speak with a customer service representative, or 24 hours per day to access our telephone automated response system.
•writing to us via regular or express mail at 30 Scranton Office Park, Scranton, PA 18507. NOTE: Failure to send mail to the proper address may result in a delay in our receiving and processing your request.
•accessing information via our internet website at www.prudential.com.
You can obtain account information by calling our automated response system and at www.prudential.com. Our customer service representatives are also available during business hours to provide you with information about your account. You can request certain transactions through our telephone voice response system, our internet website or through a customer service representative. You can authorize a third party, including your attorney-in-fact acting pursuant to a power of attorney, to access your account information and perform certain transactions on your account, after the necessary legal documentation has been provided. We require that you or your representative provide proper identification before performing transactions over the telephone or through our internet website. This may include a Personal Identification Number (PIN). You may establish or change your PIN by calling our automated response system.
Transactions requested via telephone are recorded. To the extent permitted by law, we will not be responsible for any claim, loss, liability or expense in connection with a transaction requested by telephone or other electronic means if we acted on such transaction instructions after following reasonable procedures to identify those persons authorized to perform transactions on your Annuity using verification methods which may include a request for your Social Security number, PIN or other form of electronic identification. We may be liable for losses due to unauthorized or fraudulent instructions if we did not follow such procedures. We do not guarantee access to telephonic, facsimile, Internet or any other electronic information or that we will be able to accept transaction instructions via such means at all times. Nor, due to circumstances beyond our control, can we provide any assurances as to the delivery of transaction instructions submitted to us by regular and/or express mail. Regular and/or express mail (if operational) will be the only means by which we will accept transaction instructions when telephonic, facsimile, Internet or any other electronic means are unavailable or delayed. We reserve the right to limit, restrict or terminate telephonic, facsimile, Internet or any other electronic transaction privileges at any time.

Prudential Retirement Security Annuity VI
ACCUMULATION UNIT VALUES: Fee Rate of 1.075%**

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
	At Beginning of Period	At End of Period	Outstanding at End of Period
Sub-Account	(Rounded)	(Rounded)	(000 Omitted)
Vanguard Balanced Index Fund
*04/23/2015 to 12/31/2015	$10.00	$9.68	1
01/01/2016 to 12/31/2016	$9.68	$10.42	40
01/01/2017 to 12/31/2017	$10.42	$11.74	56
01/01/2018 to 12/31/2018	$11.74	$11.29	0
01/01/2019 to 12/31/2019	$11.29	$13.60	0
01/01/2020 to 09/28/2020	$13.60	$15.66	0

*Date that an accumulation unit value was first struck
**As of 09/28/2020 the charge level was updated from 1.075% to 1.15%

Prudential Retirement Security Annuity VI
ACCUMULATION UNIT VALUES: Fee Rate of 1.15%**

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
	At Beginning of Period	At End of Period	Outstanding at End of Period
	(Rounded)	(Rounded)	(000 Omitted)
Vanguard Balanced Index Fund
*09/28/2020 to 12/31/2020	$14.45	$15.72	0

*Date that an accumulation unit value was first struck
**As of 09/28/2020 the charge level was updated from 1.075% to 1.15%

PLEASE SEND ME A STATEMENT OF ADDITIONAL INFORMATION THAT CONTAINS FURTHER DETAILS ABOUT THE PRUDENTIAL RETIREMENT SECURITY ANNUITY VI DESCRIBED IN THIS PROSPECTUS

(print your name)

(address)

(city/state/zip code)

Variable Annuity Issued by: PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY A Prudential Financial Company 280 Trumbull Street Hartford, CT 06103	Variable Annuity Distributed by: PRUDENTIAL INVESTMENT MANAGEMENT SERVICES LLC A Prudential Financial Company 655 Broad Street, 19th Floor Newark, NJ 07102
MAILING ADDRESS:
PRUDENTIAL RETIREMENT SERVICE CENTER
30 Scranton Office Park
Scranton, PA 18507

Prudential Retirement
30 Scranton Office Park
Scranton, PA 18507

© 2021 Prudential Financial, Inc. and its related entities. Prudential, the Prudential logo, and the Rock symbol are service marks of Prudential Financial, Inc., and its related entities, registered in many jurisdictions worldwide.

Ed. 05-2021
SS-IFX-VI-PROSP	NOT01SU101

STATEMENT OF ADDITIONAL INFORMATION	May 1, 2021
PRIAC VARIABLE CONTRACT ACCOUNT A
PRUDENTIAL RETIREMENT SECURITY ANNUITY VI
The Prudential Retirement Security Annuity VI (the “Contract”) is a flexible premium deferred contract issued by Prudential Retirement Insurance and Annuity Company (“PRIAC”), a stock life insurance company that is a wholly-owned subsidiary of The Prudential Insurance Company of America (“Prudential Insurance”). The Contract is funded through the PRIAC Variable Contract Account A (the “Account”).
This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prudential Retirement Security Annuity VI prospectus, dated May 1, 2021. To obtain copies of the prospectus, without charge, you can write to the Prudential Retirement Service Center, 30 Scranton Office Park, Scranton, PA 18507, or contact us by telephone at (877) 778-2100.

Prudential Retirement Insurance and Annuity Company	Prudential Retirement Service Center
280 Trumbull Street	30 Scranton Office Park
Hartford, CT 06103	Scranton, PA 18507

Telephone: (860) 534-2000	Telephone: (877) 778-2100
Prudential IncomeFlex Target® is a registered trademark of The Prudential Insurance Company of America.

1

COMPANY
PRIAC (the “Company”) is a stock life insurance company incorporated under the laws of Connecticut in 1981. It is authorized to do business in the District of Columbia and all states. The Company issues group and individual annuities and other insurance contracts. The Company was formerly a subsidiary of Connecticut General Life Insurance Company, which is an indirect, wholly-owned subsidiary of CIGNA Corporation, based in Philadelphia, Pennsylvania. On April 1, 2004, the Company was acquired by The Prudential Insurance Company of America, a New Jersey stock life insurance company (“Prudential Insurance”). The Company is a wholly-owned subsidiary of Prudential Insurance, which in turn is a wholly-owned subsidiary of Prudential Financial, Inc. (“Prudential Financial”), an insurance holding company, based in Newark, New Jersey. As PRIAC’s ultimate parent, Prudential Financial exercises significant influence over the operations and capital structure of PRIAC and Prudential Insurance. However, neither Prudential Financial nor Prudential Insurance, nor any other related company, has any legal responsibility to pay amounts that PRIAC may owe under the Contract.
EXPERTS
The statutory financial statements of Prudential Retirement Insurance and Annuity Company as of December 31, 2020 and 2019 and for each of the three years in the period ended December 31, 2020 and the financial statements of each of the subaccounts of PRIAC Variable Contract Account A as of the dates presented and for each of the periods indicated therein included in this Statement of Additional Information have been so included in reliance on the reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.
PRINCIPAL UNDERWRITER
Prudential Investment Management Services LLC (“PIMS”), an indirect wholly-owned subsidiary of Prudential Financial, offers the Contract on a continuous basis through corporate office and regional home office associated persons in those states in which the Contract may be lawfully sold. It may also offer the Contract through licensed insurance brokers and agents provided clearances to do so are obtained in any jurisdiction where such clearances may be necessary.
No payments were made to PIMS for its services as principal underwriter during 2020, 2019, or 2018. PIMS may pay commissions to broker-dealers that sell the Contract according to one or more schedules, and also may pay non-cash compensation. In addition, PIMS may pay trail commissions to registered representatives who maintain an ongoing relationship with a Contract Owner. Typically, a trail commission is compensation that is paid periodically to a representative, the amount of which is linked to the value of a Contract and the amount of time that a Contract has been in effect.
PAYMENTS MADE TO PROMOTE SALE OF OUR PRODUCTS
In an effort to promote the sale of our products (which may include the placement of PRIAC or PIMS on a preferred or recommended company or product list and/or access to the firm’s registered representatives), we or PIMS may enter into compensation arrangements with certain broker-dealer firms with respect to certain or all registered representatives of such firms under which such firms may receive separate compensation or reimbursement for, among other things, training of sales personnel and/or marketing, administrative services and/or other services they provide. These services may include, but are not limited to: educating customers of the firm on each Contract’s features; conducting due diligence and analysis, providing office access, operations and systems support; holding seminars intended to educate the firm’s registered representatives and make them more knowledgeable about the Contracts; providing a dedicated marketing coordinator; providing priority sales desk support; and providing expedited marketing compliance approval. We or PIMS also may compensate third-party vendors, for services that such vendors render to broker-dealer firms. To the extent permitted by FINRA rules and other applicable laws and regulations, PIMS may pay or allow other promotional incentives or payments in the forms of cash or non-cash compensation. These arrangements may not be offered to all firms and the terms of such arrangements may differ between firms.
The list below identifies three general types of payments that PIMS may pay which are broadly defined as follows:
•Percentage Payments based upon “Assets Under Management” or “AUM”: This type of payment is a percentage payment that is based upon the total amount held in all PRIAC products that were sold through the firm (or its affiliated broker-dealers).
•Percentage Payments based upon sales: This type of payment is a percentage payment that is based upon the total amount of money received as Purchase Payments under PRIAC annuity products sold through the firm (or its affiliated broker-dealers).
2

•Fixed Payments: These types of payments are made directly to or in sponsorship of the firm (or its affiliated broker-dealers). Examples of arrangements under which such payments may be made currently include, but are not limited to: sponsorships, conferences (national, regional and top producer), speaker fees, promotional items and reimbursements to firms for marketing activities or services paid by the firms and/or their individual representatives. The amount of these payments varies widely because some payments may encompass only a single event, such as a conference, and others have a much broader scope. In addition, we may make payments upon the initiation of a relationship for systems, operational and other support. We may also compensate unaffiliated record keepers that provide sub-transfer agency or other services to support the administration of the Contracts in connection with employment based plans.
There are no firms (or affiliated broker-dealers) as of December 31, 2020, that we are aware received payment with respect to this group annuity during 2020 (or as to which a payment was accrued during 2020).
DETERMINATION OF ACCUMULATION UNIT VALUES
The value for each Accumulation Unit is computed as of the end of each Business Day. On any given Business Day the value of an Accumulation Unit in each Sub-account will be determined by multiplying the value of an Accumulation Unit of that Sub-account for the preceding Business Day by the unit change factor for that Sub-account for the current Business Day. The unit change factor for any Business Day is determined by dividing the current day net asset value for fund shares by the net asset value for fund shares on the preceding Business Day (ignoring, for this purpose, changes resulting from new Purchase Payments and withdrawals), and adjusting the result for the daily equivalent of the annual charge for all insurance and administrative expenses. The value of the assets of each Sub-account is determined by multiplying the number of underlying fund shares held by the Sub-account by the net asset value of each share, and adding the value of the dividends declared by the fund but not yet paid.
CYBER SECURITY AND BUSINESS CONTINUITY RISKS
With the increasing use of technology and computer systems in general and, in particular, the Internet to conduct necessary business functions, the Company is susceptible to operational, information security and related risks. These risks, which are often collectively referred to as “cyber security” risks, may include deliberate or malicious attacks, as well as unintentional events and occurrences. These risks are heightened by our offering of increasingly complex products, such as those that feature automatic asset transfer or re-allocation strategies, and by our employment of complex investment, trading and hedging programs. Cyber security is generally defined as the technology, operations and related protocol surrounding and protecting a user’s computer hardware, network, systems and applications and the data transmitted and stored therewith. These measures ensure the reliability of a user’s systems, as well as the security, availability, integrity, and confidentiality of data assets.
Deliberate cyber attacks can include, but are not limited to, gaining unauthorized access (including physical break-ins) to computer systems in order to misappropriate and/or disclose sensitive or confidential information; deleting, corrupting or modifying data; and causing operational disruptions. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (in order to prevent access to computer networks). In addition to deliberate breaches engineered by external actors, cyber security risks can also result from the conduct of malicious, exploited or careless insiders, whose actions may result in the destruction, release or disclosure of confidential or proprietary information stored on an organization’s systems.
The Company is also subject to risks related to disasters and other events, such as storms, earthquakes, fires, outbreaks of infectious diseases (such as COVID-19), utility failures, terrorist acts, political and social developments, and military and governmental actions. These risks are often collectively referred to as "business continuity" risks. These events could adversely affect the Company and our ability to conduct business and process transactions. Although the Company has business continuity plans, it is possible that the plans may not operate as intended or required and that the Company may not be able to provide required services, process transactions, deliver documents or calculate values. It is also possible that service levels may decline as a result of such events.
Cyber security events, disasters and similar events, whether deliberate or unintentional, that could impact the Company and Contract owners could arise not only in connection with our own administration of the Contract, but also with entities operating the Contract’s underlying funds and with third-party service providers. Cyber security and other events affecting any of the entities involved with the offering and administration of the Contract may cause significant disruptions in the business operations related to the Contract. Potential impacts may include, but are not limited to, potential financial losses under the Contract, your inability to conduct transactions under the Contract and/or with respect to an underlying fund, an inability to calculate unit values with respect to the Contract and/or the net asset value (“NAV”) with respect to an underlying fund, and disclosures of your personal or confidential account information.
In addition to direct impacts to you, cyber security and other events described above may result in adverse impacts to PRIAC, including regulatory inquiries, regulatory proceedings, regulatory and/or legal and litigation costs, and reputational damage. Costs
3

incurred by the Company may include reimbursement and other expenses, including the costs of litigation and litigation settlements and additional compliance costs. Considerable expenses also may be incurred by the Company in enhancing and upgrading computer systems and systems security following a cyber security failure or responding to a disaster or similar event.
The rapid proliferation of technologies, as well as the increased sophistication and activities of organized crime, hackers, terrorists, and others continue to pose new and significant cyber security threats. In addition, the global spread of COVID-19 has caused the Company and its service providers to implement business continuity plans, including widespread use of work-from-home arrangements. Although the Company, our service providers, and the underlying funds offered under the Contract may have established business continuity plans and risk management systems to mitigate risks, there can be no guarantee or assurance that such plans or systems will be effective, or that all risks that exist, or may develop in the future, have been completely anticipated and identified or can be protected against. Furthermore, the Company cannot control or assure the efficacy of the cyber security and business continuity plans and systems implemented by third-party service providers, the underlying funds, and the issuers in which the underlying funds invest.
FEDERAL TAX STATUS
Other Tax Rules
1.Entity Owners
When a Contract is held by a non-natural person (for example, a corporation), the Contract generally will not be taxed as an annuity and increases in the value of the Contract will be subject to tax. Exceptions include contracts held by an entity as an agent for a natural person, contracts held under a qualified pension or profit sharing plan, a tax deferred annuity or individual retirement plan or contracts that provide for immediate annuities.
2.Generation-Skipping Transfers
If you transfer your Contract to a person two or more generations younger than you (such as a grandchild or grandniece) or to a person that is more than 37 1/2 years younger than you, there may be generation-skipping transfer tax consequences.
FINANCIAL STATEMENTS
The financial statements for PRIAC should be distinguished from the financial statements of the Separate Account, both of which are included herein, and should be considered only as a bearing upon the ability of PRIAC to meet its obligations under the Contract.

4

FINANCIAL STATEMENTS OF
PRIAC VARIABLE CONTRACT ACCOUNT A
STATEMENTS OF NET ASSETS
December 31, 2020

	SUBACCOUNTS
	AST Capital Growth Asset Allocation Portfolio	AST Academic Strategies Asset Allocation Portfolio	AST Balanced Asset Allocation Portfolio	AST Preservation Asset Allocation Portfolio	PGIM Balanced Fund (Class Z)
ASSETS
Investment in the portfolios, at fair value	$8,221,837	$4	$13,881,948	$7,597,352	$24,895,329
Receivable from (Payable to) the Prudential
Retirement Insurance and Annuity Company	5	(4)	—	7	80
Net Assets	$8,221,842	$—	$13,881,948	$7,597,359	$24,895,409

NET ASSETS, representing:
Equity of Participants	$8,221,842	$—	$13,881,948	$7,597,359	$24,895,409
Equity of the Prudential Retirement
Insurance and Annuity Company	—	—	—	—	—
	$8,221,842	$—	$13,881,948	$7,597,359	$24,895,409

Units outstanding	428,114	—	747,588	448,032	998,606

Portfolio shares held	333,138	—	606,463	385,652	1,428,303
Portfolio net asset value per share	$24.68	$16.80	$22.89	$19.70	$17.43
Investment in portfolio shares, at cost	$3,076,639	$2	$5,797,622	$4,482,154	$20,045,516

STATEMENTS OF OPERATIONS
For the period ended December 31, 2020

	SUBACCOUNTS
	AST Capital Growth Asset Allocation Portfolio	AST Academic Strategies Asset Allocation Portfolio	AST Balanced Asset Allocation Portfolio	AST Preservation Asset Allocation Portfolio	PGIM Balanced Fund (Class Z)
	1/1/2020	1/1/2020	1/1/2020	1/1/2020	1/1/2020
	to	to	to	to	to
	12/31/2020	12/31/2020	12/31/2020	12/31/2020	12/31/2020
INVESTMENT INCOME
Dividend income	$—	$—	$—	$—	$354,505

EXPENSES
Charges for mortality and expense risk, and for
administration	67,168	—	127,861	66,015	232,139

NET INVESTMENT INCOME (LOSS)	(67,168)	—	(127,861)	(66,015)	122,366

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	49,857
Net realized gain (loss) on shares redeemed	(6,362)	—	1,013,760	2,983	(47,043)
Net change in unrealized appreciation (depreciation) on investments	914,613	—	48,195	556,264	1,749,426

NET GAIN (LOSS) ON INVESTMENTS	908,251	—	1,061,955	559,247	1,752,240

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$841,083	$—	$934,094	$493,232	$1,874,606

The accompanying notes are an integral part of these financial statements.
A1

FINANCIAL STATEMENTS OF
PRIAC VARIABLE CONTRACT ACCOUNT A
STATEMENTS OF NET ASSETS
December 31, 2020

	SUBACCOUNTS
	Vanguard Balanced Index Fund (Institutional Shares)	PGIM 60/40 Allocation Fund (Class R6)
ASSETS
Investment in the portfolios, at fair value	$51,864,316	$48,882,605
Receivable from (Payable to) the Prudential
Retirement Insurance and Annuity Company	21	311
Net Assets	$51,864,337	$48,882,916

NET ASSETS, representing:
Equity of Participants	$51,862,996	$48,878,827
Equity of the Prudential Retirement
Insurance and Annuity Company	1,341	4,089
	$51,864,337	$48,882,916

Units outstanding	2,496,350	3,732,507

Portfolio shares held	1,169,432	4,013,351
Portfolio net asset value per share	$44.35	$12.18
Investment in portfolio shares, at cost	$30,070,689	$43,466,611

STATEMENTS OF OPERATIONS
For the period ended December 31, 2020

	SUBACCOUNTS
	Vanguard Balanced Index Fund (Institutional Shares)	PGIM 60/40 Allocation Fund (Class R6)
	1/1/2020	1/1/2020
	to	to
	12/31/2020	12/31/2020
INVESTMENT INCOME
Dividend income	$1,103,858	$738,955

EXPENSES
Charges for mortality and expense risk, and for
administration	774,935	337,782

NET INVESTMENT INCOME (LOSS)	328,923	401,173

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	603,529	477,303
Net realized gain (loss) on shares redeemed	5,420,856	(272,888)
Net change in unrealized appreciation (depreciation) on investments	2,008,194	3,505,792

NET GAIN (LOSS) ON INVESTMENTS	8,032,579	3,710,207

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$8,361,502	$4,111,380

The accompanying notes are an integral part of these financial statements.
A2

FINANCIAL STATEMENTS OF
PRIAC VARIABLE CONTRACT ACCOUNT A
STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2020

	SUBACCOUNTS
	AST Capital Growth Asset Allocation Portfolio	AST Academic Strategies Asset Allocation Portfolio	AST Balanced Asset Allocation Portfolio	AST Preservation Asset Allocation Portfolio	PGIM Balanced Fund (Class Z)
	1/1/2020	1/1/2020	1/1/2020	1/1/2020	1/1/2020
	to	to	to	to	to
	12/31/2020	12/31/2020	12/31/2020	12/31/2020	12/31/2020

OPERATIONS
Net investment income (loss)	$(67,168)	$—	$(127,861)	$(66,015)	$122,366
Capital gains distributions received	—	—	—	—	49,857
Net realized gain (loss) on shares redeemed	(6,362)	—	1,013,760	2,983	(47,043)
Net change in unrealized appreciation (depreciation) on investments	914,613	—	48,195	556,264	1,749,426

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	841,083	—	934,094	493,232	1,874,606

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	1,448,391	—	2,290,913	1,359,665	2,730,012
Participant loans	—	—	—	—	(3,886)
Participant loan repayments and interest	—	—	—	—	20,387
Surrenders, withdrawals and death benefits	(486,052)	—	(2,893,140)	(223,785)	(2,244,097)
Net transfers between other subaccounts
or fixed rate option	—	—	—	—	(2,854)
Other charges	(50)	—	(25)	(50)	(9,610)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER
TRANSACTIONS	962,289	—	(602,252)	1,135,830	489,952

NET INCREASE (DECREASE) IN NET ASSETS
RETAINED IN THE ACCOUNT	—	—	—	—	—

TOTAL INCREASE (DECREASE) IN NET
ASSETS	1,803,372	—	331,842	1,629,062	2,364,558

NET ASSETS
Beginning of period	6,418,470	—	13,550,106	5,968,297	22,530,851
End of period	$8,221,842	$—	$13,881,948	$7,597,359	$24,895,409

Beginning units	375,266	—	806,675	379,828	969,366
Units issued	81,400	—	187,468	82,986	141,180
Units redeemed	(28,552)	—	(246,555)	(14,782)	(111,940)
Ending units	428,114	—	747,588	448,032	998,606

The accompanying notes are an integral part of these financial statements.
A3

FINANCIAL STATEMENTS OF
PRIAC VARIABLE CONTRACT ACCOUNT A
STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2020

	SUBACCOUNTS
	Vanguard Balanced Index Fund (Institutional Shares)	PGIM 60/40 Allocation Fund (Class R6)
	1/1/2020	1/1/2020
	to	to
	12/31/2020	12/31/2020

OPERATIONS
Net investment income (loss)	$328,923	$401,173
Capital gains distributions received	603,529	477,303
Net realized gain (loss) on shares redeemed	5,420,856	(272,888)
Net change in unrealized appreciation (depreciation) on investments	2,008,194	3,505,792

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	8,361,502	4,111,380

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	64,820,628	27,290,683
Participant loans	—	—
Participant loan repayments and interest	—	—
Surrenders, withdrawals and death benefits	(82,093,422)	(5,307,105)
Net transfers between other subaccounts
or fixed rate option	—	159,043
Other charges	—	(1,277)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER
TRANSACTIONS	(17,272,794)	22,141,344

NET INCREASE (DECREASE) IN NET ASSETS
RETAINED IN THE ACCOUNT	—	—

TOTAL INCREASE (DECREASE) IN NET
ASSETS	(8,911,292)	26,252,724

NET ASSETS
Beginning of period	60,775,629	22,630,192
End of period	$51,864,337	$48,882,916

Beginning units	3,408,104	1,889,335
Units issued	2,943,354	2,342,019
Units redeemed	(3,855,108)	(498,847)
Ending units	2,496,350	3,732,507

The accompanying notes are an integral part of these financial statements.
A4

FINANCIAL STATEMENTS OF
PRIAC VARIABLE CONTRACT ACCOUNT A
STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2019

	SUBACCOUNTS
	AST Capital Growth Asset Allocation Portfolio	AST Academic Strategies Asset Allocation Portfolio	AST Balanced Asset Allocation Portfolio	AST Preservation Asset Allocation Portfolio	PGIM Balanced Fund (Class Z)
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019	12/31/2019

OPERATIONS
Net investment income (loss)	$(82,081)	$(1,611)	$(151,320)	$(65,449)	$124,448
Capital gains distributions received	—	—	—	—	379,712
Net realized gain (loss) on shares redeemed	1,058,247	108,757	556,227	7,955	(394,641)
Net change in unrealized appreciation (depreciation) on investments	405,078	(89,448)	1,697,409	726,140	3,400,973

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	1,381,244	17,698	2,102,316	668,646	3,510,492

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	—	—	548,578	862,450	1,567,025
Participant loans	—	—	—	—	(8,173)
Participant loan repayments and interest	—	—	—	—	25,183
Surrenders, withdrawals and death benefits	(2,408,095)	(285,984)	(1,037,178)	(287,657)	(2,209,844)
Net transfers between other subaccounts
or fixed rate option	—	—	—	—	(9,142,347)
Other charges	(50)	—	(128)	(47)	(6,626)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER
TRANSACTIONS	(2,408,145)	(285,984)	(488,728)	574,746	(9,774,782)

NET INCREASE (DECREASE) IN NET ASSETS
RETAINED IN THE ACCOUNT	—	—	—	—	—

TOTAL INCREASE (DECREASE) IN NET
ASSETS	(1,026,901)	(268,286)	1,613,588	1,243,392	(6,264,290)

NET ASSETS
Beginning of period	7,445,371	268,286	11,936,518	4,724,905	28,795,141
End of period	$6,418,470	$—	$13,550,106	$5,968,297	$22,530,851

Beginning units	528,506	23,969	845,575	342,868	1,613,987
Units issued	488,012	23,967	857,658	395,471	762,015
Units redeemed	(641,252)	(47,936)	(896,558)	(358,511)	(1,406,636)
Ending units	375,266	—	806,675	379,828	969,366

The accompanying notes are an integral part of these financial statements.
A5

FINANCIAL STATEMENTS OF
PRIAC VARIABLE CONTRACT ACCOUNT A
STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2019

	SUBACCOUNTS
	Vanguard Balanced Index Fund (Institutional Shares)	PGIM 60/40 Allocation Fund (Class R6)
	1/1/2019	1/1/2019
	to	to
	12/31/2019	12/31/2019

OPERATIONS
Net investment income (loss)	$551,339	$414,543
Capital gains distributions received	101,341	359,751
Net realized gain (loss) on shares redeemed	233,889	15,225
Net change in unrealized appreciation (depreciation) on investments	9,643,880	2,243,559

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	10,530,449	3,033,078

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	7,691,940	8,890,642
Participant loans	—	—
Participant loan repayments and interest	—	—
Surrenders, withdrawals and death benefits	(10,036,942)	(2,108,661)
Net transfers between other subaccounts
or fixed rate option	—	9,015,877
Other charges	—	(655)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER
TRANSACTIONS	(2,345,002)	15,797,203

NET INCREASE (DECREASE) IN NET ASSETS
RETAINED IN THE ACCOUNT	1,000	—

TOTAL INCREASE (DECREASE) IN NET
ASSETS	8,186,447	18,830,281

NET ASSETS
Beginning of period	52,589,182	3,799,911
End of period	$60,775,629	22,630,192

Beginning units	3,545,349	385,201
Units issued	298,167	4,005,902
Units redeemed	(435,412)	(2,501,768)
Ending units	3,408,104	1,889,335

The accompanying notes are an integral part of these financial statements.
A6

NOTES TO FINANCIAL STATEMENTS OF
PRIAC VARIABLE CONTRACT ACCOUNT A
December 31, 2020

Note 1:    General

PRIAC Variable Contract Account A (the “Account”) was established under the laws of the State of Connecticut on October 6, 2006 as a separate investment account of the Prudential Retirement Insurance and Annuity Company ("PRIAC"). PRIAC is a wholly-owned subsidiary of The Prudential Insurance Company of America (“Prudential”), which is a wholly-owned subsidiary of Prudential Financial, Inc. (“Prudential Financial”). Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from the other assets and liabilities of PRIAC. Proceeds from purchases of the variable annuity contracts listed below (individually, a “contract” or "product" and collectively, the “contracts” or "products") are invested in the Account. The portion of the Account’s assets applicable to the contracts is not chargeable with liabilities arising out of any other business PRIAC may conduct.

Prudential Retirement Security Annuity ("PRSA")	Prudential Retirement Security Annuity V ("PRSA V")
Prudential Retirement Security Annuity II ("PRSA II")	Prudential Retirement Security Annuity VI ("PRSA VI")
Prudential Retirement Security Annuity III ("PRSA III")	Prudential Retirement Security Annuity VII ("PRSA VII")
Prudential Retirement Security Annuity IV ("PRSA IV")

The Account is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940, as amended, as a unit investment trust. The Account is used in connection with contracts sold to retirement arrangements that qualify for federal tax benefits under Sections 401(a), 403(b), 408(a), 408A or 457 of the Internal Revenue Code of 1986, as amended. The contracts may be individual annuity contracts or group annuity contracts issued to plan sponsors (individually, a “contract owner” and collectively, the “contract owners”), who make contributions under them on behalf of their participants, or group or individual annuity contracts funding custodial accounts established as individual retirement accounts. Contract owners may also make contributions to their retirement account.

The contracts offer the option to invest in various subaccounts listed below, each of which invests in a corresponding portfolio of either the Advanced Series Trust, the PGIM Balanced Fund, the Vanguard Balanced Index Fund, or the PGIM 60/40 Allocation Fund (collectively, the “Portfolios”). Investment options vary by contract.

The corresponding subaccount names are as follows:

AST Capital Growth Asset Allocation Portfolio	PGIM Balanced Fund (Class Z)
AST Academic Strategies Asset Allocation Portfolio	Vanguard Balanced Index Fund (Institutional Shares)
AST Balanced Asset Allocation Portfolio	PGIM 60/40 Allocation Fund (Class R6)
AST Preservation Asset Allocation Portfolio

There were no mergers during the period ended December 31, 2020.

The Advanced Series Trust is an open-end management investment company, and each portfolio of the Advanced Series Trust is managed by affiliates of Prudential. The PGIM Balanced Fund and the PGIM 60/40 Allocation Fund are diversified open-end balanced mutual funds managed by PGIM Investments LLC ("PGIM Investments"). The Vanguard Balanced Index Fund is an open-end management investment company advised by the Vanguard Group, Inc.

Each subaccount of the Account indirectly bears exposure to the market, credit and liquidity risks of the portfolio in which it invests. These financial statements should be read in conjunction with the financial statements and footnotes of the Portfolios. Additional information on these Portfolios is available upon request to the appropriate companies.

COVID-19 - Beginning in the first quarter of 2020, the outbreak of the novel coronavirus (“COVID-19”) has resulted in extreme stress and disruption in the global economy and financial markets, and has
A7

Note 1:    General (continued)
adversely impacted, and may continue to adversely impact, the financial performance of the portfolios in which the subaccounts invest. Due to the highly uncertain nature of these conditions, it is not possible to estimate the ultimate impacts at this time. Management will continue to monitor developments, and their impact on the fair value of the portfolios, which may be materially adversely affected if the financial markets and/or the overall economy are impacted for an extended period.

Note 2:    Significant Accounting Policies

The Account is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services-Investment Companies, which is part of the accounting principles generally accepted in the United States of America (“GAAP”). The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures at the date of the financial statements and the reported amounts of increases and decreases in net assets resulting from operations during the reporting period. Actual results could differ from those estimates. The most significant estimates relate to the valuation of investment in the Portfolios. Subsequent events have been evaluated through the date these financial statements were issued, and no adjustment or disclosure is required in the financial statements.

Investments - The investments in shares of the Portfolios are stated at the reported net asset value per share of the respective Portfolios, which is based on the fair value of the underlying securities in the respective Portfolios. All changes in fair value are recorded as net change in unrealized appreciation (depreciation) on investments in the Statements of Operations of the applicable subaccounts.

Security Transactions - Purchase and sale transactions are recorded as of the trade date of the security being purchased or sold. Realized gains and losses on security transactions are determined based upon the specific identification method.

Dividend Income and Distributions Received - Dividend and capital gain distributions received are reinvested in additional shares of the Portfolios and are recorded on the ex-distribution date.

Note 3:    Fair Value Measurements

Fair value represents the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The authoritative fair value guidance establishes a framework for measuring fair value that includes a hierarchy used to classify the inputs used in measuring fair value. The level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement. The levels of the fair value hierarchy are as follows:

Level 1 - Fair value is based on unadjusted quoted prices in active markets for identical assets or liabilities that the Account can access.

Level 2 - Fair value is based on significant inputs, other than Level 1 inputs, that are observable for the investment, either directly or indirectly, for substantially the full term of the investment through corroboration with observable market data. Level 2 inputs include the reported net asset value per share of the underlying portfolio, quoted market prices in active markets for similar investments, quoted market prices in markets that are not active for identical or similar investments, and other market observable inputs.

Level 3 - Fair value is based on at least one significant unobservable input for the investment, which may require significant judgment or estimation in determining the fair value.

As of December 31, 2020, management determined that the fair value inputs for all of the Account’s investments, which consist solely of investments in open-end mutual funds registered with the SEC, were considered Level 2.

A8

Note 4:    Taxes

PRIAC is taxed as a “life insurance company” as defined by the Internal Revenue Code. The results of operations of the Account form a part of Prudential Financial’s consolidated federal tax return. No federal, state or local income taxes are payable by the Account. As such, no provision for tax liability has been recorded in these financial statements. Prudential management will review periodically the status of the policy in the event of changes in the tax law.

Note 5:    Purchases and Sales of Investments

The aggregate costs of purchases and proceeds from sales, excluding distributions received and reinvested, of investments in the Portfolios for the period ended December 31, 2020 were as follows:

	Purchases	Sales
AST Capital Growth Asset Allocation Portfolio	$1,440,193	$545,076
AST Academic Strategies Asset Allocation Portfolio	—	—
AST Balanced Asset Allocation Portfolio	2,263,829	2,993,942
AST Preservation Asset Allocation Portfolio	1,354,279	284,467
PGIM Balanced Fund (Class Z)	2,657,692	2,399,883
Vanguard Balanced Index Fund (Institutional Shares)	47,793,869	65,841,720
PGIM 60/40 Allocation Fund (Class R6)	27,374,082	5,570,547

Note 6:    Related Party Transactions

The Account has extensive transactions and relationships with Prudential and other affiliates. Due to these relationships, it is possible that the terms of these transactions are not the same as those that would result from transactions among wholly unrelated parties. Prudential Financial and its affiliates perform various services on behalf of the portfolios of the Advanced Series Trust, the PGIM Balanced Fund and the PGIM 60/40 Allocation Fund in which the Account invests and may receive fees for the services performed. These services include, among other things, investment management, subadvisory, shareholder communications, postage, transfer agency and various other record keeping, administrative and customer service functions.

Prudential Investments Portfolios, Inc. ("PIP Inc.") and Prudential Investments Portfolios 5 ("PIP 5"), on behalf of the PGIM Balanced Fund and the PGIM 60/40 Allocation Fund, respectively, have entered into management agreements with PGIM Investments, and the Advanced Series Trust has entered into a management agreement with PGIM Investments and AST Investment Services, Inc., both indirect, wholly-owned subsidiaries of Prudential Financial (together, the “Investment Managers”). Pursuant to these agreements, the Investment Managers have responsibility for all investment advisory services and supervise the subadvisers’ performance of such services with respect to the PGIM Balanced Fund, the PGIM 60/40 Allocation Fund and each portfolio of the Advanced Series Trust. The Investment Managers have entered into subadvisory agreements with several subadvisers, including PGIM, Inc., PGIM Limited, Jennison Associates LLC, and QMA LLC, each of which are indirect, wholly-owned subsidiaries of Prudential Financial.

PIP Inc. and PIP 5, on behalf of the PGIM Balanced Fund and the PGIM 60/40 Allocation Fund, respectively, have distribution agreements with Prudential Investment Management Services LLC (“PIMS”), an indirect, wholly-owned subsidiary of Prudential Financial, which acts as the distributor of each class of shares of the PGIM Balanced Fund and the PGIM 60/40 Allocation Fund. Pursuant to distribution and service plans, the portfolio pays PIMS a distribution and service fee for each class of shares of the portfolio other than Class Z and Class R6, which is the class of shares owned by the Account.

The Advanced Series Trust has a distribution agreement with Prudential Annuities Distributors, Inc. (“PAD”), an indirect, wholly-owned subsidiary of Prudential Financial, which acts as the distributor of the shares of each portfolio of the Advanced Series Trust. Distribution and service fees are paid to PAD by most portfolios of the Advanced Series Trust.

A9

Note 6: Related Party Transactions (continued)
Prudential Mutual Fund Services LLC, an affiliate of the Investment Managers and an indirect, wholly-owned subsidiary of Prudential Financial, serves as the transfer agent of the Advanced Series Trust, the PGIM Balanced Fund and the PGIM 60/40 Allocation Fund.

Certain charges and fees of the portfolios of the Advanced Series Trust, the PGIM Balanced Fund and the PGIM 60/40 Allocation Fund may be waived and/or reimbursed by Prudential and its affiliates. Prudential and its affiliates reserve the right to discontinue these waivers/reimbursements at its discretion, subject to the contractual obligations of Prudential and its affiliates.

See the Advanced Series Trust, the PGIM Balanced Fund and the PGIM 60/40 Allocation Fund financial statements for further discussion of such expense and waiver/reimbursement arrangements. The Account indirectly bears the expenses of the portfolios of the Advanced Series Trust, the PGIM Balanced Fund and the PGIM 60/40 Allocation Fund in which it invests, including the related party expenses disclosed above.

In 2016, Prudential Financial self-reported to the SEC and the U.S. Department of Labor (“DOL”), and notified other regulators, that in some cases it failed to maximize securities lending income for the benefit of certain portfolios of the Advanced Series Trust due to a long-standing restriction benefitting Prudential Financial that limited the availability of loanable securities. Prudential Financial has removed the restriction and implemented a remediation plan for the benefit of customers. As part of Prudential Financial’s review of this matter, in 2018 it further self-reported to the SEC, and notified other regulators, that in some cases it failed to timely process foreign tax reclaims for certain portfolios of the Advanced Series Trust. Prudential Financial has corrected the foreign tax reclaim process and has implemented a remediation plan for the benefit of customers. The DOL’s review of the securities lending matter is closed. In September 2019, Prudential Financial reached a settlement of these matters with the SEC. As part of the settlement Prudential Financial agreed to pay a fine of $5 million and disgorgement of $27.6 million, and consented to the entry of an Administrative Order containing findings that two subsidiaries of Prudential Financial violated certain sections of the Investment Advisers Act of 1940 and the Investment Advisers Act Rules and ordering the subsidiaries to cease and desist from committing or causing any violations and any future violations of those provisions. In reaching this settlement, Prudential Financial neither admitted nor denied the SEC’s findings.

Note 7:    Financial Highlights

PRIAC sells a number of retirement products that are funded through the Account. The contracts have unique combinations of features and fees that are charged against the assets in each subaccount. Differences in the fee structure result in a variety of unit values, expense ratios and total returns.

In the table below, the units, the net assets, the investment income ratio, and the ranges of lowest to highest unit values, expense ratios, and total returns are presented for the products offered by PRIAC and funded through the Account. Only contract designs within the Account that had contract owner units outstanding during the respective periods were considered when determining the ranges, which exclude PRIAC's position in the Account. The summary may not reflect the minimum and maximum contract charges as contract owners may not have selected all available options offered by PRIAC.

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	AST Capital Growth Asset Allocation Portfolio
December 31, 2020	428	$19.06	to	$19.22	$8,222	0.00%	0.95%	to	1.45%	11.79%	to	12.35%
December 31, 2019	375	$16.00	to	$17.11	$6,418	0.00%	0.95%	to	1.95%	7.44%	to	20.49%
December 31, 2018	529	$13.35	to	$14.15	$7,445	0.00%	1.45%	to	1.95%	-8.04%	to	-7.57%
December 31, 2017	546	$14.51	to	$15.31	$8,349	0.00%	1.45%	to	1.95%	15.62%	to	16.20%
December 31, 2016	608	$12.55	to	$13.18	$7,996	0.00%	1.45%	to	1.95%	4.78%	to	5.30%

A10

Note 7:    Financial Highlights (continued)

	At the year ended							For the year ended
	Units (000s)		Unit Value Lowest — Highest				Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest				Total Return*** Lowest — Highest
	AST Academic Strategies Asset Allocation Portfolio
December 31, 2020	—		$12.28	to	$16.04		$—	0.00%	0.00%	to	1.95%		2.21%	to	4.22%	(3)
December 31, 2019	—		$12.80	to	$12.85		$—	0.00%	0.95%	to	1.45%		5.70%	to	14.38%
December 31, 2018	24		$11.19	to	$11.19		$268	0.00%	1.45%	to	1.45%		-9.46%	to	-9.46%
December 31, 2017	24		$12.36	to	$12.36		$296	0.00%	1.45%	to	1.45%		10.97%	to	10.97%
December 31, 2016	69		$11.14	to	$11.14		$767	0.00%	1.45%	to	1.45%		4.81%	to	4.81%

	AST Balanced Asset Allocation Portfolio
December 31, 2020	748		$18.45	to	$18.61		$13,882	0.00%	0.95%	to	1.45%		10.16%	to	10.71%
December 31, 2019	807		$15.72	to	$16.81		$13,550	0.00%	0.95%	to	1.95%		6.82%	to	17.70%
December 31, 2018	846		$13.42	to	$14.23		$11,937	0.00%	1.45%	to	1.95%		-6.78%	to	-6.31%
December 31, 2017	942		$14.40	to	$15.19		$14,180	0.00%	1.45%	to	1.95%		12.69%	to	13.25%
December 31, 2016	1,086		$12.78	to	$13.41		$14,470	0.00%	1.45%	to	1.95%		4.25%	to	4.77%

	AST Preservation Asset Allocation Portfolio
December 31, 2020	448		$16.85	to	$16.99		$7,597	0.00%	0.95%	to	1.45%		7.51%	to	8.05%
December 31, 2019	380		$14.71	to	$15.73		$5,968	0.00%	0.95%	to	1.95%		5.73%	to	13.09%
December 31, 2018	343		$13.07	to	$13.86		$4,725	0.00%	1.45%	to	1.95%		-4.73%	to	-4.25%
December 31, 2017	315		$13.72	to	$14.47		$4,527	0.00%	1.45%	to	1.95%		8.01%	to	8.55%
December 31, 2016	425		$12.70	to	$13.33		$5,649	0.00%	1.45%	to	1.95%		3.49%	to	4.01%

	PGIM Balanced Fund (Class Z)
December 31, 2020	999		$23.29	to	$25.99		$24,895	1.60%	1.00%	to	1.15%		7.87%	to	8.03%
December 31, 2019	969		$19.34	to	$24.05		$22,531	1.19%	1.00%	to	1.65%		7.23%	to	18.25%
December 31, 2018	1,614		$17.45	to	$18.26		$28,795	1.64%	1.15%	to	1.65%		-6.75%	to	-6.28%
December 31, 2017	1,627		$18.71	to	$19.48		$30,976	1.52%	1.15%	to	1.65%		12.49%	to	13.05%
December 31, 2016	1,294		$16.64	to	$17.23		$21,892	1.57%	1.15%	to	1.65%		6.35%	to	6.88%

	Vanguard Balanced Index Fund (Institutional Shares)
December 31, 2020	2,496		$20.49	to	$20.78		$51,864	1.81%	1.20%	to	1.30%		14.90%	to	27.40%
December 31, 2019	3,408		$17.83	to	$17.83		$60,776	2.25%	1.30%	to	1.30%		20.22%	to	20.22%
December 31, 2018	3,545		$11.29	to	$14.83		$52,589	2.18%	1.08%	to	1.32%		-4.08%	to	-3.86%
December 31, 2017	3,752		$11.74	to	$15.46		$57,813	2.08%	1.08%	to	1.40%		12.35%	to	12.64%
December 31, 2016	3,292		$10.15	to	$13.76		$45,179	2.21%	0.00%	to	1.40%		4.11%	to	7.65%

	PGIM 60/40 Allocation Fund (Class R6) (available September 29, 2017)
December 31, 2020	3,733		$13.06	to	$13.40		$48,883	2.31%	1.00%	to	1.15%		9.42%	to	9.59%
December 31, 2019	1,889		$11.11	to	$12.23		$22,630	2.97%	1.00%	to	1.65%		9.29%	to	20.86%
December 31, 2018	385		$9.86	to	$9.86		$3,800	4.27%	1.65%	to	1.65%		-5.67%	to	-5.67%
December 31, 2017	—	(1)	$10.50	to	$10.50	(2)	$3	1.50%	0.00%	to	0.00%	(2)	5.01%	to	5.01%	(2)
December 31, 2016	—		$—	to	$—		$—	0.00%	0.00%	to	0.00%		0.00%	to	0.00%
*    These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying Portfolios, net of management fees assessed by the fund manager, divided by the average daily net assets, which are calculated for each underlying fee structure based on availability for investment. These ratios exclude those expenses, such as mortality and expense risk and administration charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying Portfolios in which the subaccount invests.

**    These amounts represent the annualized contract expenses of the Account, consisting primarily of mortality and expense risk and administration charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying Portfolios are excluded.

*** These amounts represent the total returns for the periods indicated, including changes in the value of the underlying Portfolios, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Product designs
A11

Note 7:    Financial Highlights (continued)
within a subaccount which were offered less than one year are included in the range of total returns for that period, and their respective total returns may not correspond to the total returns of a product offering with a comparable expense ratio that was presented for the full period. Contract owners may experience different total returns based on their investment options. Subaccounts with a date notation indicate the effective date of that subaccount in the Account. Total returns for periods less than one year are not annualized. The total return is calculated for each of the five years in the period ended December 31, 2020 or from the effective date of the subaccount through the end of the reporting period.

(1)    Amount is less than 1,000 units and/or $1,000 in net assets.

(2)    All units were owned by Prudential and no expenses were charged. Inclusion of expenses in the calculation would result in a reduction in the unit value and total return presented.

(3)    Total return reflects the return had there been contract owners in the subaccount during the period.

Note 8:    Charges and Expenses

The following represents the various charges and expenses of the Account which are paid to PRIAC.

Each annuity funded through the Account is subject to specific fees and charges, some of which are deducted as an asset-based charge by the Account, while others are deducted through the redemptions of units, as detailed in the respective prospectuses. Fees and charges may be reduced or eliminated for certain contracts under which, due to economies of scale and other factors, our administrative costs are reduced.

Insurance and Administrative Charge - The insurance and administrative charge is the combination of the mortality and expense risk charges and the administrative charge deducted by the Account. The insurance and administrative charge is expressed as an annual charge; however, the daily equivalent is deducted on a daily basis from the net assets of each subaccount. The following are the maximum insurance and administrative charges of the respective products, each funded through the Acccount. Current charges may be lower than these maximums. These charges are assessed through a reduction in unit values.

PRSA and PRSA II: 1.60%
PRSA III and PRSA VII: 1.75%
PRSA IV: 1.75% for Plan Type A, 1.50% for Plan Type B
PRSA V and VI: 1.50%

Contract Maintenance Charge - A contract maintenance charge of up to $150 per year may be assessed on a quarterly basis. Currently, for each annuity funded through the Account, this charge is waived. This charge may vary by contract type.

Guaranteed Benefit Charges - Each annuity funded through the Account offers a standard guaranteed minimum withdrawal benefit named Prudential IncomeFlex. Each annuity may also offer an optional spousal benefit, which allows the continuation of the Prudential IncomeFlex benefit for the lifetime of an eligible spouse.

For the PRSA and PRSA II, the charge for the standard benefit and optional spousal benefit is deducted on a daily basis from the net assets of each subaccount. The maximum charge for the standard Prudential IncomeFlex benefit is 1.45%. The maximum additional charge for the Spousal Prudential IncomeFlex benefit is 0.6%. Therefore, the maximum total charge for the spousal benefit is 2.05%.

For PRSA III, PRSA IV, PRSA V, PRSA VI, and PRSA VII, there is a standard and optional spousal benefit, however, there is no additional charge for the optional spousal benefit, rather there is a reduced insurance benefit. The maximum charges for Prudential IncomeFlex for the respective products are as follows:

PRSA III: 1.50%
PRSA IV: 1.50% for Plan Type A and Plan Type B
PRSA V: 1.80%
A12

Note 8:    Charges and Expenses (continued)

PRSA VI: 1.50%
PRSA VII: 1.50%

These charges are in addition to the other contract level charges and underlying mutual fund operating expenses. Current charges may be lower than these maximums. These charges are assessed through a reduction in unit values.

Transfer Fee - Except for PRSA V, a fee of up to $30 per transfer may be imposed for each transfer in excess of 12 in a contract year. Currently, this fee is waived.

Premium Taxes - Some states and municipalities impose premium based taxes, which currently range from 0% to 3.5%. A charge may be imposed against the Account for these tax obligations.

Participant Loan Charges - For PRSA IV, Prudential charges a loan application fee, the greatest of which currently is $100, which is deducted from the participant account at the time the loan is initiated. Prudential also charges a loan maintenance fee, the greatest of which currently is $60 per year for record keeping and other administrative services provided in connection with the loan. The annualized loan maintenance charge will be prorated based on the number of full months that the loan is outstanding and is generally deducted quarterly. Under certain plans, the plan sponsor may pay loan fees, on behalf of participants in PRSA IV.

For PRSA VI, Prudential charges a loan application fee, the greatest of which currently is $50, which is deducted from the participant account at the time the loan is initiated. Prudential also charges a loan maintenance fee, the greatest of which currently is $25 per year for record keeping and other administrative services provided in connection with the loan. The annualized loan maintenance charge will be prorated based on the number of full months that the loan is outstanding and is generally deducted quarterly.

Note 9:    Other

Contract owner net payments represent contract owner contributions, net of applicable deductions, charges, and state premium taxes.

Participant loans represent amounts borrowed by contract owners using the contract as the security for the loan.

Participant loan repayments and interest represent payments made by contract owners to reduce the total outstanding participant loan principal plus accrued interest.

Surrenders, withdrawals and death benefits are payments to contract owners and beneficiaries made under the terms of the contracts, including amounts that contract owners have requested to be withdrawn or paid to them. In addition, the balance includes timing related adjustments on contract owners transactions, which are funded by the general account in order to maintain appropriate contract owners account balances.

Net transfers between other subaccounts or fixed rate option are amounts that contract owners have directed to be moved among subaccounts within the separate account, in addition to permitted transfers to and from the general account group annuity stable value products.

Other charges are contract level charges assessed through the redemption of units as described in Note 8, Charges and Expenses.

Receivable from (Payable to) the Prudential Retirement Insurance and Annuity Company represents the amount PRIAC may owe to or expect to receive from the Account primarily related to processing contract owner payments, surrenders, withdrawals and death benefits, and/or fees. This amount is reflected in the Account’s Statements of Net Assets as either a receivable from or (payable to) PRIAC. The receivable/(payable) has no effect on the contract owner’s account or the related unit value.

A13

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Prudential Retirement Insurance and Annuity Company and
the Contract Owners of PRIAC Variable Contract Account A

Opinions on the Financial Statements

We have audited the accompanying statements of net assets of each of the subaccounts of PRIAC Variable Contract Account A indicated in the table below as of December 31, 2020, the related statements of operations for the year then ended, and the statements of changes in net assets for each of the two years in the period ended December 31, 2020, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the subaccounts of PRIAC Variable Contract Account A as of December 31, 2020, the results of each of their operations for the year then ended, and the changes in each of their net assets for each of the two years in the period ended December 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

AST Capital Growth Asset Allocation Portfolio	PGIM Balanced Fund (Class Z)
AST Academic Strategies Asset Allocation Portfolio	Vanguard Balanced Index Fund (Institutional Shares)
AST Balanced Asset Allocation Portfolio	PGIM 60/40 Allocation Fund (Class R6)
AST Preservation Asset Allocation Portfolio

Basis for Opinions

These financial statements are the responsibility of the Prudential Retirement Insurance and Annuity Company management. Our responsibility is to express an opinion on the financial statements of each of the subaccounts of PRIAC Variable Contract Account A based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to each of the subaccounts of PRIAC Variable Contract Account A in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of investments owned as of December 31, 2020 by correspondence with the transfer agents of the investee mutual funds. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP
New York, New York
April 14, 2021

We have served as the auditor of one or more of the subaccounts of PRIAC Variable Contract Account A since 2006.
A14

        PRUDENTIAL RETIREMENT INSURANCE
        AND ANNUITY COMPANY

            STATUTORY FINANCIAL STATEMENTS AND
            ADDITIONAL INFORMATION

            December 31, 2020, 2019 and 2018
            and Report of Independent Auditors

Report of Independent Auditors

To the Board of Directors and Management of
Prudential Retirement Insurance and Annuity Company

We have audited the accompanying statutory financial statements of Prudential Retirement Insurance and Annuity Company which comprise the statutory statements of admitted assets, liabilities and capital and surplus as of December 31, 2020, and 2019, and the related statutory statements of operations and changes in capital and surplus, and of cash flows for the three years then ended.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with the accounting practices prescribed or permitted by the Connecticut Insurance Department. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditors’ Responsibility

Our responsibility is to express an opinion on the financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on our judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, we consider internal control relevant to the Company's preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 1 to the financial statements, the financial statements are prepared by the Company on the basis of the accounting practices prescribed or permitted by the Connecticut Insurance Department, which is a basis of accounting other than accounting principles generally accepted in the United States of America.
The effects on the financial statements of the variances between the statutory basis of accounting described in Note 1 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter discussed in the “Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles” paragraph, the financial statements referred to above do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2020 and 2019, or the results of its operations or its cash flows for the three years then ended.

Opinion on Statutory Basis of Accounting

In our opinion, the financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities and capital and surplus of the Company as of December 31, 2020, and 2019, and the results of its operations and its cash flows for the three years then ended, in accordance with the accounting practices prescribed or permitted by the Connecticut Insurance Department described in Note 1.

Emphasis of Matter

As discussed in Note 8 to the financial statements, the Company has entered into significant transactions with The Prudential Insurance Company of America and other affiliated entities, all related parties. Our opinion is not modified with respect to this matter.

Other Matter

Our audit was conducted for the purpose of forming an opinion on the statutory-basis financial statements taken as a whole. The supplemental Annual Statement Schedule 1- Selected Financial Data, Supplemental Investment Risks Interrogatories Schedule, Summary Investment Schedule, and Supplemental Schedule of Reinsurance Disclosures (collectively, the “supplemental schedules”) of the Company as of December 31, 2020 and for the year then ended are presented to comply with the National Association of Insurance Commissioners’ Annual Statement Instructions and Accounting Practices and Procedures Manual and for purposes of additional analysis and are not a required part of the statutory-basis financial statements. The supplemental schedules are the responsibility of management and were derived from and relate directly to the underlying accounting and other records used to prepare the statutory-basis financial statements. The supplemental schedules have been subjected to the auditing procedures applied in the audit of the statutory-basis financial statements and certain additional procedures, including comparing and reconciling such information directly to the underlying accounting and other records used to prepare the statutory-basis financial statements or to the statutory-basis financial statements themselves and other additional procedures, in accordance with auditing standards generally accepted in the United States of America. In our opinion, the supplemental schedules are fairly stated, in all material respects, in relation to the statutory-basis financial statements taken as a whole.

/s/PricewaterhouseCoopers LLP
Hartford, Connecticut
April 7, 2021

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

STATUTORY STATEMENTS OF ADMITTED ASSETS, LIABILITIES AND CAPITAL AND SURPLUS

	December 31,
	2020	2019
	(in thousands)
ASSETS

Bonds	$20,712,139	$19,506,236
Preferred stocks	9,648	70,800
Common stocks	5,812	5,602
Mortgage loans on real estate	5,820,056	5,374,560
Cash and short-term investments	686,293	286,790
Derivatives	390,937	307,564
Other invested assets	281,643	188,487
Total cash and invested assets	27,906,528	25,740,039

Accrued investment income	164,082	160,290
Federal income tax receivable	52,410	8,646
Net deferred tax asset	31,346	56,017
Other assets	177,389	167,354
Separate account assets	60,576,877	54,853,502

TOTAL ASSETS	$88,908,632	$80,985,848

LIABILITIES, CAPITAL AND SURPLUS

Liabilities
Deposit type contracts	$25,316,049	$23,328,657
Future policy benefits and claims	923,289	835,663
Asset valuation reserve	275,565	238,296
Interest maintenance reserve	92,294	42,134
Cash collateral for loaned securities	9,698	17,678
Derivatives	293,763	126,835
Other liabilities	265,237	366,142
Separate account liabilities	60,575,778	54,852,441
Total liabilities	87,751,673	79,807,846

Capital and Surplus
Common capital stock	2,500	2,500
Gross paid in and contributed surplus	943,498	943,498
Unassigned surplus	210,961	232,004
Total capital and surplus	1,156,959	1,178,002

TOTAL LIABILITIES, CAPITAL AND SURPLUS	$88,908,632	$80,985,848

See Notes to Statutory Financial Statements

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

STATUTORY STATEMENTS OF OPERATIONS AND CHANGES IN CAPITAL AND SURPLUS

	Years Ended December 31,
	2020	2019	2018
	(in thousands)
REVENUE

Premiums and annuity considerations	$1,383,257	$1,209,304	$1,082,422
Net investment income	793,302	811,672	802,725
Income from separate account investment management fees	294,479	291,181	299,631
Other income	223,209	234,311	220,815
Total Revenue	2,694,247	2,546,468	2,405,593

BENEFITS AND EXPENSES

Annuity benefits	791,110	732,537	691,153
Surrenders, benefits and fund withdrawals	606,501	509,957	388,485
Net change in reserves	78,274	(143)	(64,013)
Commissions	11,147	10,085	12,580
Net transfer to separate accounts	21,062	29,232	15,986
Interest on contracts or deposit-type contract funds	656,615	696,260	706,973
General insurance expenses	476,587	521,746	495,855
Total Benefits and Expenses	2,641,296	2,499,674	2,247,019

Operating gain before income taxes	52,951	46,794	158,574
Income tax benefit	(47,608)	(47,330)	(7,373)

Income from Operations	100,559	94,124	165,947
Net realized capital losses	(80,694)	(56,935)	(30,660)

NET INCOME	$19,865	$37,189	$135,287

CAPITAL AND SURPLUS

Capital and Surplus, beginning of year	$1,178,002	$1,082,292	$1,056,763
Dividend to stockholder	(117,000)	(50,000)	(115,000)
Net income	19,865	37,189	135,287
Change in net unrealized capital gains/(losses)	112,439	103,853	(26,363)
Change in net deferred income tax	(8,049)	(1,414)	(4,211)
Change in non-admitted assets	15,668	33,674	34,632
Change in asset valuation reserve	(37,268)	(6,676)	107
Other changes, net	(6,698)	(20,916)	1,077
Change in unassigned surplus	(21,043)	95,710	25,529
CAPITAL AND SURPLUS, END OF YEAR	$1,156,959	$1,178,002	$1,082,292

See Notes to Statutory Financial Statements

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

STATUTORY STATEMENTS OF CASH FLOWS

	Years Ended December 31,
	2020	2019	2018
	(in thousands)
CASH FLOWS FROM OPERATING ACTIVITIES

Premiums and annuity considerations	$1,374,828	$1,183,581	$1,079,886
Net investment income	812,645	840,132	849,011
Other income	517,390	525,599	520,496
Separate account transfers	(21,310)	(29,149)	(16,081)
Benefits and claims paid	(1,378,020)	(1,193,750)	(1,073,446)
Federal income taxes	10,468	51,472	13,168
Other operating expenses	(503,129)	(547,875)	(499,993)
Net cash provided by operating activities	812,872	830,010	873,041

CASH FLOWS FROM INVESTING ACTIVITIES

Proceeds from investments sold, matured, or repaid
Bonds	3,950,021	4,273,551	4,307,228
Stocks	91,901	6,337	3,092
Mortgage loans on real estate	699,693	871,131	1,171,175
Other invested assets	11,711	4,962	14,545
Miscellaneous proceeds	3,182	13,131	23,000
Payments for investments acquired
Bonds	(5,048,056)	(3,504,555)	(4,294,452)
Stocks	(30,960)	—	(133)
Mortgage loans on real estate	(1,068,911)	(1,074,900)	(1,045,751)
Other invested assets	(12,156)	(14,400)	(5,795)
Miscellaneous payments	(65,072)	(44,353)	(16,038)
Net cash (used in)/provided by investing activities	(1,468,647)	530,904	156,871

CASH FLOWS FROM FINANCING ACTIVITIES

Dividend to stockholder	(117,000)	(50,000)	(115,000)
Capital and paid in surplus	—	—	—
Net deposits on deposit-type contracts and other insurance liabilities	1,330,777	(1,124,423)	(759,134)
Other financing activities	(158,499)	(135,469)	(216,202)
Net cash provided by/(used in) financing activities	1,055,278	(1,309,892)	(1,090,336)

Net change in cash and short-term investments	399,503	51,022	(60,424)
Cash and short-term investments, beginning of year	286,790	235,768	296,192

CASH AND SHORT-TERM INVESTMENTS, END OF YEAR	$686,293	$286,790	$235,768
    The Statutory Statement of Cash Flows excludes the following non-cash transactions:

Asset transfer from bonds to other invested assets	$21,269	$—	$—
Capitalized deferred interest on mortgage loans	2,299	—	—

See Notes to Statutory Financial Statements

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2020, 2019 AND 2018

1. BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND PRINCIPLES

1A. Business
Prudential Retirement Insurance and Annuity Company (the “Company”) is a wholly owned subsidiary of The Prudential Insurance Company of America (“Prudential Insurance”), which in turn is an indirect wholly owned subsidiary of Prudential Financial, Inc. (“Prudential Financial”). On April 1, 2004, Connecticut General Life Insurance Company (“CGLIC”) sold the retirement business of CIGNA Corporation for $2.12 billion to Prudential Insurance. The sale of this business included the purchase by Prudential Insurance of all the shares of CIGNA Life Insurance Company. Concurrent with the acquisition, CIGNA Life Insurance Company entered into reinsurance arrangements with wholly-owned subsidiaries of CIGNA Corporation (collectively, “CIGNA”) to effect the transfer of the retirement business included in the transaction to Prudential Insurance. Subsequent to the sale, the name of CIGNA Life Insurance Company was changed to Prudential Retirement Insurance and Annuity Company.
The Company provides retirement investment and income products and services to public, private, and not-for-profit organizations. Specifically, the Company offers plan sponsors and their participants a broad range of products and services to assist in the delivery and administration of qualified and non-qualified defined contribution and defined benefit retirement plans, including recordkeeping and administrative services, comprehensive investment offerings and advisory services to assist plan sponsors in managing fiduciary obligations. The Company also offers products that provide pension risk transfer solutions, as pension plan sponsors seek to manage their risk exposure.
1B.    Accounting Practices
The Company, domiciled in the state of Connecticut, prepares its statutory financial statements in accordance with accounting practices prescribed or permitted by the Connecticut Insurance Department (the “CT Department”). Prescribed statutory accounting practices (“SAP”) include publications of the National Association of Insurance Commissioners (“NAIC”), state laws, regulations and general administrative rules. Permitted statutory accounting practices encompass all accounting practices not so prescribed by the department.
The Company prepares its statutory financial statements in accordance with accounting practices prescribed or permitted by the Department. The State of Connecticut requires that insurance companies domiciled in the State of Connecticut prepare their statutory basis financial statements in accordance with NAIC SAP, subject to any deviations prescribed or permitted by the Department (“Connecticut SAP”). The Company’s statutory accounting policies differ from the Manual due to deviations prescribed and permitted by the Department.

The following is a summary of accounting practices permitted by the Department and reflected in the Company’s statutory financial statements:

•On June 8, 2004, the Company received the approval of the Department to record the $1.18 billion deferred gain associated with the assumption reinsurance agreements between CGLIC and the Company in the interest maintenance reserve ("IMR") and to amortize the deferred gain in a manner consistent with the relevant annual statement instructions for IMR. On April 1, 2006, in accordance with the approved permitted practice, the Company recorded an additional $127 million deferred gain associated with the defined benefit guaranteed-cost block of business. Had the deferred gains been established as a liability limited to an amortization period of 10 years in accordance with the guidance of SSAP No. 61R, “Life, Deposit-Type and Accident and Health Reinsurance” ("SSAP No. 61R"), and not included in the IMR, it would have created a material distortion in the analysis of the adequacy of statutory reserves conducted annually by the Company's Appointed Actuary.

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2020, 2019 AND 2018

A reconciliation of the Company’s net income and capital and surplus between NAIC SAP and practices prescribed and permitted by the Department is shown below:

	SSAP #	F/S Page	F/S Line	12/31/2020	12/31/2019	12/31/2018

				(in thousands)
Net Income, Connecticut state basis (Page 4, Net Income)	XXX	XXX	XXX	$19,865	$37,189	$135,287
State Prescribed Practices that are an increase/(decrease) from NAIC SAP:
State Permitted Practices that are an increase/(decrease) from NAIC SAP:
Deferred Loss Assumption Reinsurance	61R	4	Net investment income	(5,496)	(6,413)	(7,588)
Net Income, NAIC SAP	XXX	XXX	XXX	$14,369	$30,776	$127,699

Statutory Surplus, Connecticut state basis (Page 3, Total Capital and Surplus)	XXX	XXX	XXX	$1,156,959	$1,178,002	$1,082,292
State Prescribed Practices that are an increase/(decrease) from NAIC SAP:
State Permitted Practices that are an increase/(decrease) from NAIC SAP:
Deferred Gain from Assumption Reinsurance	61R	3	Interest maintenance reserve	50,286	55,782	62,194
Statutory Surplus, NAIC SAP	XXX	XXX	XXX	$1,207,245	$1,233,784	$1,144,486

1C.    Use of Estimates

The preparation of financial statements in conformity with SAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates.

The most significant estimates include those used in determining valuation of investments including derivatives (in the absence of quoted market values) and the recognition of other-than-temporary impairments; aggregate reserves including guarantees; provision for income taxes and valuation of deferred tax assets; and reserves for contingent liabilities, including reserves for losses in connection with unresolved legal matters.

Beginning in the first quarter of 2020, the outbreak of the novel coronavirus (“COVID-19”) has resulted in extreme stress and disruption in the global economy and financial markets, and has adversely impacted, and may continue to adversely impact, our results of operations, financial condition and cash flows. Due to the highly uncertain nature of these conditions, it is not possible to estimate the ultimate impacts at this time. The risks may have manifested, and may continue to manifest, in our financial statements in the areas of, among others, i) investments: increased risk of loss on our investments due to default or deterioration in credit quality or value; and ii) insurance liabilities and related balances: potential changes to assumptions regarding investment returns, mortality, morbidity and policyholder behavior which are reflected in our insurance liabilities and certain related balances.  We cannot predict what impact the COVID-19 pandemic will ultimately have on the global economy, markets or our businesses.

1D.    Accounting Policy

The Company uses the following accounting policies:
(1)Cash includes cash on deposit and cash equivalents. Cash equivalents are short-term, highly liquid investments, with original maturities of three months or less, that are both readily convertible to known amounts of cash and so near their maturity that they

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2020, 2019 AND 2018

represent insignificant risk of changes in value because of changes in interest rates. Cash equivalents also include money market funds. They are stated at amortized cost which approximates fair value.

Short-term investments primarily consist of highly liquid debt instruments with a remaining maturity of twelve months or less and greater than three months when purchased. They are stated at amortized cost, which approximates fair value.
(2)Bonds, which consist of long-term bonds, are stated primarily at amortized cost in accordance with the valuation prescribed by the Department and the NAIC. Bonds rated by the NAIC are classified into six categories ranging from highest quality bonds to those in or near default. Bonds rated in the top five categories are generally valued at amortized cost while bonds rated in the lowest category are valued at the lower of amortized cost or fair market value.

The Company follows both the prospective and retrospective methods for amortizing bond premium and discount. Both methods require the recalculation of the effective yield at each reporting date if there has been a change in the underlying assumptions. For the prospective method, the recalculated yield will equate the carrying amount of the investment to the present value of the anticipated future cash flows. The recalculated yield is then used to accrue income on the investment balance for subsequent accounting periods. There are no accounting changes in the current period unless the undiscounted anticipated cash flow is less than the carrying amount of the investment. For the retrospective method, the recalculated yield is the rate that equates the present value of actual and anticipated future cash flows with the original cost of the investment. The current balance of the investment is increased or decreased to the amount that would have resulted had the revised yield been applied since inception and investment income is correspondingly decreased or increased.

For other than temporary impairments, the cost basis of the bond excluding loan-backed and structured securities is written down to fair market value as a new cost basis and the amount of the write down is accounted for as a realized loss.

The Company holds one (1) SVO-Identified bond ETF reported on Schedule D-1. This ETF is reported at fair value, and the Company has made an irrevocable decision to hold this one ETF at systematic value.

Loan-backed and structured securities are primarily carried at amortized cost. For loan-backed and structured securities, the effective yield is based on estimated cash flows, including prepayment assumptions based on data from widely accepted third-party data sources or internal estimates. For high credit quality loan-backed and structured securities (those rated AA or above), cash flows are provided quarterly, and the amortized cost and effective yield of the security are adjusted as necessary to reflect historical prepayment experience and changes in estimated future prepayments. The adjustments to amortized cost for those securities rated AA or above are recorded in accordance with the retrospective method. For loan-backed and structured securities rated below AA, the effective yield is adjusted prospectively for any changes in estimated cash flows.
The NAIC designations for non-agency residential mortgage-backed securities (“RMBS”), including asset-backed securities collateralized by sub-prime mortgages, are based on security level expected losses as modeled by an independent third party (engaged by the NAIC) and the statutory carrying value of the security, including any purchase discounts or impairment charges previously recognized. The model used in determining NAIC designations was updated and utilized for reporting as of December 31, 2020 and 2019.

Similar to the change for RMBS, the NAIC designations for commercial mortgage-backed securities ("CMBS") are based on security level expected losses as modeled by an independent third party (engaged by the NAIC) and the statutory carrying value of the security, including any purchase discounts or impairment charges previously recognized. The model used in determining NAIC designations was updated and utilized for reporting as of December 31, 2020 and 2019.

(3)Common stocks include unaffiliated common stocks and investments in subsidiaries. See (6) below for information related to investments in subsidiaries. Unaffiliated common stocks are carried at fair value. Dividends are recognized in "Net investment income" on the ex-dividend date.

(4)Preferred stocks include unaffiliated preferred stocks and investments in subsidiaries. See (6) below for information related to investments in subsidiaries. Preferred stocks rated by the NAIC are classified into six categories ranging from highest quality preferred stocks to those in or near default. Preferred stocks rated in the top three categories are generally valued at cost while preferred stocks rated in the lower three categories are valued at lower of cost or fair value. For other-than-temporary impairments, the cost basis of the preferred stock is written down to fair market value as a new cost basis and the amount of the write down is recorded for as a realized loss.

(5)Mortgage loans on real estate ("Mortgage loans") are stated primarily at unpaid principal balances, net of unamortized premiums and discounts and impairments. Impaired loans are identified by management as loans when it is considered probable that all amounts due according to the contractual terms of the loan agreement will not be collected. These loans are recorded based on the fair value of the collateral less estimated costs to obtain and sell. The difference between the net value of the collateral and the

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2020, 2019 AND 2018

recorded investment in the mortgage loan is recognized as an impairment by creating a valuation allowance with a corresponding charge to unrealized loss or by adjusting an existing valuation allowance for the impaired loan with a corresponding charge or credit to unrealized gain or loss. Other than temporary impairments are then recognized as a realized loss in net income.

Interest received on impaired loans, including loans that were previously modified in a troubled debt restructuring, is generally either applied against the principal or reported as revenue, according to management’s judgment as to the collectability of principal.
Management discontinues accruing interest on impaired loans after the loans are 90 days delinquent as to principal or interest, or earlier when management has substantial doubts about collectability. When this interest is deemed uncollectible, it is reversed against interest income on loans for the current period. Generally, a loan is restored to accrual status only after all delinquent interest and principal are brought current and, in the case of loans where interest has been interrupted for a substantial period, a regular payment performance has been established.
(6)    Investments in subsidiaries are accounted for using the equity method as defined in SSAP No. 97, Investments in Subsidiary, Controlled and Affiliated Entities (“SCA”), a Replacement of SSAP No. 88 (“SSAP No. 97”). Investments in insurance subsidiaries are recorded based on the underlying audited statutory equity of the respective entity's financial statements, adjusted for unamortized goodwill as provided for in SSAP No. 68, Business Combinations and Goodwill (“SSAP No. 68”). Investments in non-insurance subsidiaries that do not engage in certain transactions or activities, per paragraph 8b ii of SSAP No. 97 are recorded based on audited U.S. GAAP equity of the investee. The subsidiaries' change in net assets, excluding capital contributions and distributions, is included in “Change in net unrealized capital gains (losses)”. Dividends or distributions received from the investee are recognized in "Net investment income" when declared to the extent they are not in excess of undistributed accumulated earnings attributed to the Company's investment. The Company does not have any investments in subsidiaries as defined in SSAP No. 97.

(7)    Other invested assets include primarily the Company's investments in joint ventures, limited liability companies ("LLCs") and other forms of partnerships. These investments are accounted for using an equity method as defined in SSAP No. 97. These investments are valued based on the underlying audited U.S GAAP equity of the investee, or permitted alternatives as defined in SSAP No.48, "Joint Ventures, Partnerships and Limited Liability Companies."

(8)    Derivatives used by the Company include swaps, futures, forwards, and options and may be exchange-traded or contracted in the over-the-counter market. Derivative instruments used in hedging transactions that meet the criteria of a highly effective hedge are considered an effective hedge and are permitted to be valued and reported in a manner that is consistent with the hedged asset or liability. To qualify for hedge accounting treatment, a derivative must be highly effective in mitigating the designated risk of the hedged item.  Effectiveness of the hedge is formally assessed at inception and throughout the life of the hedging relationship. Derivative instruments used in hedging transactions that do not meet or no longer meet the criteria of an effective hedge, or that meet the required criteria but the Company has chosen not apply hedge accounting, are accounted for at fair value and the changes in fair value are recorded through “Change in net unrealized gains (losses).” Derivatives are reported as either assets or liabilities within “Derivatives.”  See Note 6 for additional disclosures.

(9)    Repurchase agreements and reverse repurchase agreements are agreements between a seller and a buyer, whereby the seller of securities sells and simultaneously agrees to repurchase the same or substantially the same securities from the buyer at an agreed upon price and, usually, at a stated date as defined in Transfers and Servicing of Financial Assets and Extinguishments of Liabilities ("SSAP No. 103"). Repurchase agreements (securities sold under agreements to repurchase) are generally accounted for as secured borrowings. The assets transferred are not removed from the balance sheet, the cash collateral received is invested and reported on the balance sheet and accounted for based on the type of investment. For reverse repurchase agreements (securities purchased under agreements to resell), an asset is recorded in “Cash, and short-term investments” to reflect the receivable from the counterparty. Dollar repurchase agreements and reverse dollar repurchase agreements involve debt instruments that are pay-through securities collateralized with GNMA, FNMA and FHLMC and similar securities. The Company typically uses "to be announced" ("TBAs") securities in the dollar repurchase and reverse dollar repurchase agreements which are accounted for as derivatives. Dollar repurchase and reverse dollar repurchase agreements are reported in "Derivatives" with the change in value reported as "Change in net unrealized capital gains (losses)". "Net realized capital gains (losses)" are recorded upon termination of the agreements.

(10) Securities lending transactions are transactions where the Company loans securities to a third party, primarily large brokerage firms. These transactions are accounted for as secured borrowings. Cash collateral received is invested and reported on the balance sheet and accounted for based on the type of investment. A liability to return collateral received is reported in “Cash collateral for loaned securities”.

(11) Net realized capital gains (losses) are computed using the specific identification method. Net realized investment gains and losses are generated from numerous sources, including the sale of bonds, stocks, other type of investments, as well as adjustments to the cost basis of investments for other-than-temporary impairments. Realized investment gains and losses are also generated from the termination of derivatives that do not qualify for hedge accounting. In addition, when realized gains or losses on interest-rate related

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2020, 2019 AND 2018

derivatives are recognized, they are amortized through IMR. Investments carried at amortized cost are adjusted for impairments considered other-than-temporary. All bonds, preferred stocks and common stocks with unrealized losses are subject to review to identify other-than-temporary impairments in value. Under SAP, several factors must be considered to determine whether a decline in value of a security is other-than-temporary, including:

a)    the reasons for the decline in value (credit event, currency or interest related, including general spread widening);
b)    a company’s ability and intent to hold its investment for a period of time to allow for recovery of value;
c)    a company’s intent to sell its investment before recovery of the cost of the investment;
d)    the financial condition of and near-term prospects of the issuer; and
e)    for stocks, the extent and duration of the decline.

For stocks, when it is determined that there is an other-than-temporary impairment, the Company records a write down in the Statement of Operations and Changes in Capital and Surplus within "Net realized capital gains (losses)" to the estimated fair value, which reduces the cost basis. The new cost basis of an impaired security is not adjusted for subsequent increases in the estimated fair value. Estimated fair values for publicly traded common stock are based on quoted market prices or prices obtained from independent pricing services. Estimated fair values for privately traded common stock are determined using valuation and discounted cash flow models that require a substantial level of judgment.

For bonds, excluding loan-backed and structured securities, when it is determined that there is an other-than-temporary impairment, the Company records a write down to the estimated fair value of the bond, which reduces its amortized cost. Credit event related impairments are recorded in the Statement of Operations and Changes in Capital and Surplus within "Net realized capital gains (losses)" and applied to the AVR, and interest related impairments are directly applied to the IMR, on an after-tax basis. The AVR is used to stabilize surplus from fluctuations in the market value of bonds, stocks, mortgage loans, real estate, limited partnerships and other investments. Changes in the AVR are accounted for as direct increases or decreases in surplus. The IMR captures interest related realized gains and losses on sales of bonds (net of taxes), preferred stocks, mortgage loans, interest related other-than-temporary impairments (net of taxes) and realized gains or losses on terminated interest rate related derivatives (net of taxes) which are amortized into net income over the expected years to maturity of the investments sold or the item being hedged by the derivative using the grouped method.

The new cost basis of an impaired bond is not adjusted for subsequent increases in estimated fair value. Estimated fair values for bonds, other than private placement bonds, are generally based on quoted market prices or prices obtained from independent pricing services. Estimated fair values for private placement bonds are typically determined by using a discounted cash flow model, which relies upon the average of spread surveys collected from private market intermediaries who are active in both primary and secondary transactions and takes into account, among other factors, the credit quality of the issuer and the reduced liquidity associated with private placements. In determining the fair value of certain securities, including those that are distressed, the discounted cash flow model may also use unobservable inputs, which reflect management’s own assumptions about the inputs market participants would use in pricing the asset.

For loan-backed and structured securities, when an-other-than-temporary impairment has occurred because the Company does not expect to recover the entire amortized cost basis of the security, even if the Company has no intent to sell and the Company has the intent and ability to hold to recovery, the amount of the other-than-temporary impairment recognized as a realized loss shall equal the difference between the investment's amortized cost basis and the present value of cash flows expected to be collected, discounted at the loan-backed or structured security's effective interest rate. Additionally, the amortized cost of the security, less the other-than-temporary impairment recognized as a realized loss, shall become the new amortized cost basis of the investment. When the Company has the intent to sell or cannot assert ability and intent to hold to recovery, the security is impaired to the fair value basis.
(12) Separate account assets and liabilities are generally reported at estimated fair value and represent segregated funds, which are invested for certain policyholders, pension funds and other customers. However, there are some separate account assets and liabilities that support products with guarantees and are carried at the same basis as the general account. The assets consist primarily of common stocks, long-term bonds, real estate, mortgages, and short-term investments. The assets of each account are legally segregated and are not subject to claims that arise out of any other business of the Company. The liabilities include reserves established to meet withdrawal and future benefit payment contractual provisions. Investment risks associated with fair value changes are generally borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. Mortality, policy administration and surrender charges on the accounts are included in "Income from separate account investment management fees" and “Other income” on the Statutory Statement of Operations and Changes in Capital and Surplus. Separate Account premiums are income transfers to the separate account, while separate account benefits, surrenders, reserve transfers and other policyholder charges are expense transfers from the separate account. The net amount of this separate account transfer to and from activity is recorded through "Net transfer to separate accounts" in the Statutory Statements of

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2020, 2019 AND 2018

Operations and Changes in Capital and Surplus. Accrued separate account transfer activity is recorded through "Other liabilities" on the Statutory Statements of Admitted Assets, Liabilities and Capital and Surplus page.
(13) Life premiums are recognized as revenue when due from policyholders under the terms of the insurance contract. Annuity considerations are recognized as revenue when received. Expenses incurred in connection with acquiring new insurance business, including acquisition costs such as sales commissions, are charged to operations as incurred.
(14) Policy reserves are generally based on mortality or morbidity tables and valuation interest rates, which are consistent with statutory requirements and are designed to be sufficient to provide for contractual guaranteed benefits. The Company generally holds reserves greater than those developed using minimum statutory reserving rules. In addition, the Appointed Actuary performs asset adequacy analysis annually to determine whether the policy reserves established are adequate in light of the assets supporting them.
(15) Asset valuation reserve ("AVR") is based upon a formula prescribed by the NAIC and is established as a liability to offset potential non-interest related investment losses. Changes in the AVR are charged or credited directly to surplus.
(16) Income tax expense is based upon taxes currently payable and changes in deferred taxes are reported in surplus. The deferred tax asset is subject to admissibility limits.
(17) The Company participates in reinsurance and follows the accounting and reporting principles in Statement of Statutory Account Principle No. 61R, Life, Deposit-Type and Accident and Health Reinsurance.
(18) Deposit-type contracts do not incorporate mortality or morbidity risk and under statutory accounting principles are not accounted for as insurance contracts. Amounts received as payments for deposit-type contracts are recorded directly to "Deposit-type contracts", and are not reported as revenue.
(19) "Other assets" include premiums due and deferred, receivables from parents, subsidiaries, and affiliates, and guaranty funds receivable or on deposit. "Other liabilities" include general expenses due and accrued, life contract claims, payables to parent, subsidiaries, and affiliates, payable for securities, liability collateral related to derivatives, amounts withheld or retained by company as agent or trustee and remittances and items not allocated.
(20) The NAIC “Accounting Practices and Procedures Manual” (“NAIC SAP” or the "Manual") reporting differs from accounting principles generally accepted in the United States of America (“GAAP”). NAIC SAP is designed to address the concerns of regulators. GAAP is designed to meet the varying needs of the different users of financial statements.
NAIC SAP is considered to be more conservative than GAAP in certain respects and attempts to determine at the financial statement date an insurer’s ability to pay claims in the future. GAAP, on the other hand, is focused on measurement of emerging earnings of a business from period to period, by matching revenue to expense.
    NAIC SAP and Connecticut SAP differ from GAAP in certain aspects, which in some cases may be material. The primary differences between SAP and GAAP are noted below:

•Under SAP, financial statements of subsidiaries are not consolidated with its parent company. The equity value of the subsidiaries are recorded as preferred stock, common stock and other invested assets.

•Under SAP, policy acquisition costs, such as commissions, and other costs incurred in connection with acquiring new business, are expensed when incurred; under GAAP, certain costs are deferred and amortized either over the expected lives of the contracts or based on the level and timing of either gross margins, gross profits or gross premiums, depending on the type of contract.

•Under SAP, the Commissioner Reserve Valuation Method ("CRVM") is used for the majority of individual insurance reserves; under GAAP, individual insurance policyholder liabilities for traditional forms of insurance are generally established using the net level premium method. For interest-sensitive policies, a liability for policyholder account balances is established under GAAP based on the contract value that has accrued to the benefit of the policyholder. Policy valuation assumptions used in the estimation of policyholder liabilities are generally prescribed under SAP; under GAAP, policy valuation assumptions are based upon best estimates as of the date the policy is issued, with provisions for the risk of adverse deviation.

•Under SAP, the Commissioner Annuity Reserve Valuation Method ("CARVM") is used for the majority of individual deferred annuity reserves; under GAAP, individual deferred annuity policyholder liabilities are generally equal to the contract value that has accrued to the benefit of the policyholder, in addition to liabilities for certain guarantees under variable annuity contracts.

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2020, 2019 AND 2018

•Under SAP, reinsurance reserve credits taken by ceding entities as a result of reinsurance contracts are netted against the ceding entity’s policy and claim reserves and unpaid claims; under GAAP, reinsurance recoverables are reported as assets.

•Under SAP, an IMR is established to capture realized investment gains and losses, net of tax, on the sale of bonds and interest-related other-than-temporary impairment of bonds resulting from changes in the general levels of interest rates, and is amortized into income over the remaining years to expected maturity of the assets sold or impaired; under GAAP, no such reserve is required.

•Under SAP, AVR based upon a formula prescribed by the NAIC is established as a liability to offset potential non-interest related investment losses, and changes in the AVR are charged or credited directly to surplus; under GAAP, no such reserve is required.

•Under SAP, investments in bonds and preferred stocks are generally carried at amortized cost; under GAAP, investments in bonds and preferred stocks, other than those classified as held to maturity, are carried at fair value.

•Under SAP, changes in fair value of equity investments are reported in surplus; under GAAP, changes in fair value of equity investments are reported in net income.

•Under SAP, certain assets designated as non-admitted are excluded from assets by a direct charge to surplus; under GAAP, such assets are carried on the balance sheet with appropriate valuation allowances.

•Under SAP, an extraordinary distribution approved by the Company’s regulator may be recorded as a return of capital; under GAAP, the distribution is recorded as a dividend when the Company has undistributed retained earnings.

•Under SAP, goodwill is subject to admissibility limits and is amortized over a period not to exceed ten years; under GAAP, goodwill is subject to impairment testing and not amortized.

•Under SAP, income tax expense is based upon taxes currently payable. Changes in deferred taxes are reported in surplus; where as under GAAP, changes in deferred taxes are generally recorded in income tax expense. In addition, the deferred tax asset under SAP is subject to admissibility limits.

•Under SAP, interest-related other-than-temporary impairments for bonds are determined based primarily upon the Company’s intent to sell or inability to assert its intent and ability to hold the security until recovery; under GAAP, other than-temporary impairments for debt securities are based primarily upon whether the Company intends to sell the security or more likely than not will be required to sell the security before recovery of its amortized cost basis.

•Under SAP, certain contracts, in particular deferred annuities with mortality risk, are considered "life contracts" and, accordingly, premiums associated with these contracts are reported as revenues. Under GAAP, the Company's deferred annuities are classified as either 'insurance contracts' or 'investment contracts' and accordingly, for those annuities classified as investment contracts, premiums are not reported as revenues under GAAP. Amounts received for investment contracts are not reported as policy liabilities and insurance revenues.

•Under SAP, an embedded derivative instrument shall not be separated from the host contract and accounted for separately as a derivative instrument; under GAAP, the accounting and bifurcation for embedded derivatives follows Accounting Standards Codification (“ASC”) 815, “Derivatives and Hedging”, with the change in fair value during each reporting period recorded within “Realized investment gains (losses).”

•Under SAP, an other-than-temporary impairment for bonds (excluding loan-backed and structured securities) is measured as the difference between amortized cost and fair value. Under GAAP, credit losses are measured as the difference between amortized cost and the net present value of future expected cash flows (“NPV”), this NPV may differ from fair value.

•Under SAP, credit losses are recorded when incurred; under GAAP, credit losses on certain assets are estimated using a new current expected credit loss (“CECL”) model that estimates future losses over the life of the asset based on relevant information about past events, current conditions, and reasonable and supportable forecasts that may affect the collectability of the reported amounts. Prior to the adoption of CECL in 2020, credit losses were recorded when incurred.

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2020, 2019 AND 2018

1E.    Income Taxes
The Company files a consolidated federal income tax return with Prudential Financial. The Internal Revenue Code of 1986, as amended (the “Code”), taxes the Company on operating income after dividends to policyholders plus realized gains/losses.

Statement of Statutory Accounting Principles No. 101, Income Taxes ("SSAP No. 101"), provides regulatory-based thresholds that determine the reversal period and statutory surplus limitations that the Company must use in computing its net admitted deferred tax asset (“DTA”). In addition, SSAP No. 101 provides specific guidance for accounting for uncertain tax positions and requires additional disclosure regarding the impact of tax planning strategies on the net admitted DTA.

Deferred income taxes are recognized in accordance with SSAP No. 101, based upon enacted rates, when assets and liabilities have different values for financial statement and tax reporting purposes. Tax planning strategies are relied upon in limited circumstances to support the admissibility of deferred tax assets in accordance with SSAP No. 101. Income from sources outside the United States is taxed under applicable foreign statutes. Pursuant to a tax allocation arrangement, total federal income tax expense is determined on a separate company basis. Members with losses record current tax benefits to the extent such losses are recognized in the consolidated federal tax return.

In March 2020, in response to the COVID-19 pandemic, Congress enacted the CARES Act. One provision of the CARES Act amends the Tax Act of 2017 and allows companies with net operating losses (“NOLs”) originating in 2018, 2019 or 2020 to carry back those losses for up to five years. See “Income Taxes” in Note 7 to the Consolidated Financial Statements for more information.

2.    ACCOUNTING CHANGES AND CORRECTIONS OF ERRORS
The State of Connecticut requires that insurance companies domiciled in the State of Connecticut prepare their statutory basis financial statements in accordance with the NAIC Accounting Practices and Procedures manual (the "Manual"), subject to any deviations prescribed or permitted by the Department.

Accounting changes adopted to conform to the provisions of the Manual are reported as changes in accounting principles. The cumulative effect of changes in accounting principles is reported as an adjustment to unassigned funds (surplus) in the period of the change in accounting principle. The cumulative effect is the difference between the amount of capital and surplus at the beginning of the year and the amount of capital and surplus that would have been reported at that date if the new accounting principles had been applied retroactively for all prior periods.

During the second quarter of 2020, it was determined that reserves related to Group Annuity Contracts were understated in the prior year by $7 million. A correction related to the prior year was recorded through line 53 in the Summary of Operations during the second quarter of 2020.

In July 2020, the NAIC revised SSAP No. 86, “Derivatives” (“SSAP No. 86”) to clarify that the reporting of derivatives with financing premiums should exclude financing components. The revisions require the present value of the derivative premium receivable (and/or payable) to be separately reported, and it proposes these additional data elements be factored into the counterparty risk assessment for RBC calculations. The Company has adopted the revised guidance.

In July 2020, the NAIC revised SSAP No. 26R, “Bonds” (“SSAP No. 26R”) to clarify that the accounting and reporting of investment income and capital gain/loss, due to the early liquidation either through a called bond or a bond tender offer, shall be similarly applied. The Company has adopted the revised guidance that did not have a material effect on its financial statements.

In 2020, the NAIC revised SSAP No. 2R, “Cash, Cash Equivalents, Drafts and Short-Term Investments”, and SSAP No. 103R, “Transfers and Servicing of Financial Assets and Extinguishment of Liabilities” (“SSAPs No. 2R, and No. 103R”). The revisions incorporate concepts that will restrict the classification of rolling related party or affiliated investments as cash equivalents or short-term investments. The investment schedule will identify investments (or substantially similar investments) that remain on the short-term and cash equivalent schedules for more than one consecutive year. The Company has adopted the revised guidance and enhanced the investment disclosures for annual periods ending December 31, 2020.

In April 2020, the NAIC adopted the overall guidance in FASB ASU 2020-04 – Reference Rate Reform (Topic 848) which provides an optional expedient, allowing for the continuation of certain contracts that are modified in response to reference rate reform. Additionally, it provides waivers from recognizing hedging transactions, and exceptions for assessing hedge effectiveness as a result of transitioning away from certain interbank offering rates. The Company has elected to prospectively apply this guidance.

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2020, 2019 AND 2018

In March 2020, the NAIC adopted revisions to SSAP No. 97 clarifying that a more-than-one holding company structure is permitted to be looked-through, so as long as each holding company within the structure complies with the requirements in SSAP No. 97. The Company has adopted the revised guidance.

In May 2020, the NAIC revised SSAP No. 26R “Bonds” (“SSAP No. 26R”) by incorporating a new footnote to clarify that if a debt instrument has been modified in accordance with SSAP No. 36, “Troubled Debt Restructuring” or SSAP No. 103R, “Transfers and Servicing of Financial Assets and Extinguishments of Liabilities”, the assessment of other-than-temporary impairment (“OTTI”) shall be based on modified contractual terms of the debt instrument and it did not have a material effect on the financial statements. There is no impact to the Company’s OTTI assessment as such clarification is consistent with the Company’s pre-existing OTTI policy for the debt instruments in the scope of SSAP No. 26R.

In May 2020, the NAIC adopted revisions to SSAPs No. 3, “Accounting Changes and Correction of Errors”, and No. 51R, “Life Contracts” relating to the Valuation Manual (VM-21), Actuarial Guideline 43 (“AG 43”), and risk-based capital instructions to implement a new variable annuity statutory framework. Changes include: (i) aligning economically-focused hedge assets with liability valuations; (ii) reforming standard scenarios for AG 43 and C3 Phase II; (iii) standardizing capital market assumptions and aligning total asset requirements and reserves, and (iv) requiring Companies to classify reserving changes relating to adoption of VM-21 as a change in valuation basis, with additional disclosures regarding the phase-in period beginning Jan. 1, 2020. The Company’s adoption of this revised statutory framework on VM-21 and AG 43 did not materially impact the financial statements.

In 2020, the NAIC revised SSAP No. 32, Preferred Stock. The revisions update the definitions, measurement and impairment guidance for preferred stock as well as clarify the application of SSAP No. 32 in conjunction with SSAP No. 48, JVs, Partnerships and LLCs, and SSAP No. 97, Investments in Subsidiary, Controlled and Affiliated Entities. The Company will adopt the revised guidance for periods starting on January 1, 2021.

3.    INVESTMENTS

3A.      Bonds and stocks

The Company invests in both investment grade and non-investment grade public and private bonds. The Securities Valuation Office (“SVO”) evaluates the investments of insurers for statutory reporting purposes and assigns bonds to one of six categories called “NAIC Designations”. In general, NAIC Designations of "1" highest quality or "2" high quality, include bonds considered investment grade, which include securities rated Baa3 or higher by Moody's or BBB- or higher by Standard & Poor’s. NAIC Designations of "3" through "6" generally include bonds referred to as below investment grade, which include securities rated Ba1 or lower by Moody's and BB+ or lower by Standard & Poor’s. Securities in these lowest four categories approximated 5.82% and 5.40% of the Company’s bonds at December 31, 2020 and 2019, respectively.

The NAIC Designations for commercial mortgage-backed securities and non-agency residential mortgage-backed securities, including the Company’s asset-backed securities collateralized by sub-prime mortgages, are based on security level expected losses as modeled by an independent third-party (engaged by the NAIC) and the statutory carrying value of the security, including any purchase discounts or impairment charges previously recognized.

As a result of time lags between the funding of investments, the finalization of legal documents, and the completion of the SVO filing process, the bond portfolio generally includes securities that have not yet been rated by the SVO as of each balance sheet date. Pending receipt of SVO designations, the categorization of these securities by NAIC Designation is based on the expected ratings indicated by internal analysis.

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2020, 2019 AND 2018

The following tables set forth additional information relating to bonds and unaffiliated preferred stocks as of the dates indicated:

	December 31, 2020
	Carrying Amount	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Value
	(in thousands)
Bonds
U.S. governments	$51,747	$4,379	$—	$56,126
All other governments	345,306	11,727	261	356,772
States, territories, and possessions	25,162	6,022	—	31,184
Political subdivisions	8,252	3,314	—	11,566
Special revenue and special assessment obligations and all non-guaranteed obligations of agencies	1,035,924	105,509	633	1,140,800
Hybrid securities	28,533	3,942	—	32,475
Industrial & miscellaneous (unaffiliated)	19,117,215	1,216,640	13,469	20,320,386
Parent - subsidiaries and affiliates	100,000	8,125	—	108,125
Total bonds	$20,712,139	$1,359,658	$14,363	$22,057,434

Unaffiliated Preferred Stocks
Redeemable	$9,648	$435	$—	$10,083
Total unaffiliated preferred stocks	$9,648	$435	$—	$10,083

	December 31, 2019
	Carrying Amount	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Value
	(in thousands)
Bonds
U.S. governments	$63,731	$2,499	$18	$66,212
All other governments	348,972	9,121	—	358,093
States, territories, and possessions	26,207	4,196	—	30,403
Political subdivisions	8,245	2,322	—	10,567
Special revenue and special assessment obligations and all non-guaranteed obligations of agencies	1,285,749	70,756	3,049	1,353,456
Hybrid securities	28,584	2,782	—	31,366
Industrial & miscellaneous (unaffiliated)	17,644,748	690,483	17,408	18,317,823
Parent - subsidiaries and affiliates	100,000	1,175	—	101,175
Total bonds	$19,506,236	$783,334	$20,475	$20,269,095

Unaffiliated Preferred Stocks
Redeemable	$70,800	$848	$—	$71,648
Total unaffiliated preferred stocks	$70,800	$848	$—	$71,648

The following table sets forth carrying amount and estimated fair value of bonds by contractual maturity. Actual maturities may differ from contractual maturities because issuers may have the right to call or prepay obligations with or without call or prepayment penalties. Asset-backed securities, commercial mortgage-backed securities, residential mortgage-backed securities, and other loan-backed and structured securities are shown separately in the table below, as they do not have a single maturity date.

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2020, 2019 AND 2018

	December 31, 2020
	Carrying Amount	Estimated Fair Value
	(in thousands)

Due in one year or less	$1,611,875	$1,629,911
Due after one year through five years	7,542,831	7,989,200
Due after five years through ten years	5,687,737	6,074,615
Due after ten years	656,275	857,503
	$15,498,718	$16,551,229

Asset-backed securities	$1,828,538	$1,855,733
Commercial mortgage-backed securities	1,946,333	2,065,806
Residential mortgage-backed securities	1,000,604	1,061,220
Other loan-backed and structured securities	611,862	697,549
Total	$20,886,055	$22,231,537

Proceeds from the sale of bonds were $1,011,627 thousand, $1,990,035 thousand and $1,605,682 thousand for the years ended December 31, 2020, 2019 and 2018, respectively. Gross gains of $32,636 thousand, $22,853 thousand and $14,310 thousand and gross losses of $7,262 thousand, $14,276 thousand and $54,011 thousand were realized on sales during the years ended December 31, 2020, 2019 and 2018, respectively.

Write-downs for impairments, which were deemed to be other-than-temporary, for bonds were $34,611 thousand, $36,239 thousand and $42,330 thousand for the years ended December 31, 2020, 2019 and 2018, respectively. There were no impairments recorded for common and preferred stocks for the years ended December 31, 2020, 2019 and 2018.

The level of other-than-temporary impairments generally reflects economic conditions and is expected to increase when economic conditions worsen and to decrease when economic conditions improve. Historically, the causes of other-than-temporary impairments have been specific to each individual issuer and have not directly resulted in impairments to other securities within the same industry or geographic region. The Company may also realize additional credit and interest rate related losses through sales of investments pursuant to our credit risk and portfolio management objectives.

The following table sets forth the cost and fair value of bond and stock lots held for which the estimated fair value has temporarily declined and remained below cost as of the dates indicated.

	December 31, 2020
	Declines for Less Than Twelve Months			Declines for Greater Than Twelve Months
	Cost	Fair Value	Difference	Cost	Fair Value	Difference
	(in thousands)
Bonds	$864,717	$855,518	$(9,199)	$899,266	$870,923	$(28,343)
Unaffiliated preferred and common stocks	—	—	—	—	—	—
Total	$864,717	$855,518	$(9,199)	$899,266	$870,923	$(28,343)

	December 31, 2019
	Declines for Less Than Twelve Months			Declines for Greater Than Twelve Months
	Cost	Fair Value	Difference	Cost	Fair Value	Difference
	(in thousands)
Bonds	$966,567	$958,648	$(7,919)	$2,002,574	$1,935,417	$(67,157)
Unaffiliated preferred and common stocks	—	—	—	—	—	—
Total	$966,567	$958,648	$(7,919)	$2,002,574	$1,935,417	$(67,157)

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2020, 2019 AND 2018

These tables reflect the difference of cost and fair value for such lots and differs from gross unrealized losses reported in the previous table, which reflect the unrealized losses of aggregate lots of the identical bonds and unaffiliated preferred stocks due to the varying costs associated with each lot purchased. In accordance with its policy described in Note 1D, it was concluded that an adjustment to surplus for other-than-temporary impairments for these bonds and stocks was not warranted at December 31, 2020 or 2019. These conclusions were based on a detailed analysis of the underlying credit and cash flows on each bond. As of December 31, 2020, the company did not intend to sell these bonds, and it is not more likely than not that we will be required to sell these bonds or stocks before the anticipated recovery of the remaining cost basis.

3B.    Mortgage Loans

The maximum and minimum lending rates for new mortgage loans for the year ended December 31, 2020 were: Agricultural loans 3.53% and 2.90%; Commercial loans 4.90% and 0.99%. The maximum and minimum lending rates for new mortgage loans for the year ended December 31, 2019 were: Agricultural loans 6.28% and 3.72%; Commercial loans 4.55% and 1.01%. For the years ended December 31, 2020 and 2019 there were no purchase money mortgages loaned.

The maximum percentage of any one loan to the value of security at the time of the loan, exclusive of insured or guaranteed or purchase money mortgages is no greater than 80%. The mortgage loans were geographically dispersed or distributed throughout the United States, with the largest concentrations in California (19.15%), Texas (11.44%) and Washington (7.39%) and included loans secured by properties in Europe, Australia, and Canada as of December 31, 2020. As of December 31, 2019, the largest concentrations were in California (20.86%), Texas (11.89%), and Georgia (6.44%) and included loans secured by properties in Europe, Australia and Canada.

There were no taxes, assessments, or any amounts advanced not included in the mortgage loan total as of December 31, 2020 and December 31, 2019.

The Company invests in investment grade and below investment grade mortgage loans. Investment grade reflects credit risk that is comparable to corporate bonds rated BBB-/Baa3 or better by S&P/Moody’s. There were $5,797,679 thousand of investment grade mortgage loans and $22,377 thousand of below investment grade mortgage loans as of December 31, 2020. There were $5,345,321 thousand of investment grade mortgage loans and $29,239 thousand of below investment grade mortgage loans as of December 31, 2019.

The portfolio is reviewed on an ongoing basis; and if certain criteria are met, loans are assigned one of the following “watch list” categories: 1) “Closely Monitored” includes a variety of considerations such as when loan metrics fall below acceptable levels, the borrower is not cooperative or has requested a material modification, or at the direction of the portfolio manager, 2) “Not in Good Standing” includes loans in default or there is a high probability of loss of principal, such as when the loan is in the process of foreclosure or the borrower is in bankruptcy. Our workout and special servicing professionals manage the loans on the watch list.
We establish an allowance for losses to provide for the risk of credit losses inherent in the lending process. The allowance includes loan specific reserves for loans that are determined to be impaired as a result of our loan review process. We define an impaired loan as a loan for which it estimates it is probable that amounts due according to the contractual terms of the loan agreement will not be collected. The loan specific allowance is based on our assessment as to ultimate collectability of loan principal and interest. Valuation allowances for an impaired loan are recorded based on the present value of expected future cash flows discounted at the loan’s effective interest rate or based on the fair value of the collateral less the estimated costs to obtain and sell. The valuation allowance for commercial mortgage and other loans can increase or decrease from period to period based on these factors.
The following tables set forth the age analysis of mortgage loans and identification of mortgage loans in which the insurer is a participant or co-lender in a mortgage loan agreement as of the dates indicated:

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2020, 2019 AND 2018

December 31, 2020
	Agricultural	Residential		Commercial		Mezzanine	Total
		Insured	All Other	Insured	All Other
($ in thousands)
Recorded Investment (All)
Current	$303,980	$—	$—	$—	$5,516,076	$—	$5,820,056
30-59 days Past Due	—	—	—	—	—	—	—
60-89 Days Past Due	—	—	—	—	—	—	—
90-179 Days Past Due	—	—	—	—	—	—	—
180+ Days Past Due	—	—	—	—	—	—	—
Accruing Interest 90-179 Days Past Due
Recorded Investment	—	—	—	—	—	—	—
Interest Accrued	—	—	—	—	—	—	—
Accruing Interest 180+ Days Past Due
Recorded Investment	—	—	—	—	—	—	—
Interest Accrued	—	—	—	—	—	—	—
Interest Reduced
Recorded Investment	—	—	—	—	—	—	—
Number of Loans	—	—	—	—	—	—	—
Percent Reduced	0%	0%	0%	0%	0%	0%	0%
Participant of Co-Lender in a Mortgage Loan Agreement
Recorded Investment	$—	$—	$—	$—	$45,148	$—	$45,148

December 31, 2019
	Agricultural	Residential		Commercial		Mezzanine	Total
		Insured	All Other	Insured	All Other
($ in thousands)
Recorded Investment (All)
Current	$267,772	$—	$—	$—	$5,105,838	$—	$5,373,610
30-59 days Past Due	950	—	—	—	—	—	950
60-89 Days Past Due	—	—	—	—	—	—	—
90-179 Days Past Due	—	—	—	—	—	—	—
180+ Days Past Due	—	—	—	—	—	—	—
Accruing Interest 90-179 Days Past Due
Recorded Investment	—	—	—	—	—	—	—
Interest Accrued	—	—	—	—	—	—	—
Accruing Interest 180+ Days Past Due
Recorded Investment	—	—	—	—	—	—	—
Interest Accrued	—	—	—	—	—	—	—
Interest Reduced
Recorded Investment	—	—	—	—	—	—	—
Number of Loans	—	—	—	—	—	—	—
Percent Reduced	0%	0%	0%	0%	0%	0%	0%
Participant of Co-Lender in a Mortgage Loan Agreement
Recorded Investment	$—	$—	$—	$—	$190,712	$—	$190,712

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2020, 2019 AND 2018

The Company did not have investments in impaired loans with or without allowance for credit losses and impaired loans subject to a participant or co-lender mortgage loan agreement for which the reporting entity is restricted from unilaterally foreclosing on the mortgage loan as of both December 31, 2020 and 2019.

The Company did not recognize income from impaired loans using a cash-basis method of accounting for the years ended December 31, 2020 and 2019.

The following table sets forth the activity in the allowance for credit losses as of the dates indicated:

	December 31, 2020	December 31, 2019
	(in thousands)
Balance at beginning of period	$—	$15,326
Additions charged to operations	—	(15,326)
Direct write-downs charged against the allowance	—	—
Recoveries of amounts previously charged off	—	—
Balance at end of period	$—	$—

The Company did not have mortgage loans recognized as a result of foreclosures as of both December 31, 2020 and 2019.

Please refer to Note 1D for the Company's policy for recognizing interest income on impaired loans.

3C.    Loan-Backed Securities

The Company has not elected to use the book value as of January 1, 1994 as the cost for applying the retrospective adjustment method to securities purchased prior to that date. Prepayment assumptions for single class and multi-class mortgage-backed and asset-backed securities were obtained from broker dealer survey values or internal estimates.

As of December 31, 2020, the Company had no loan-backed securities, within the scope of SSAP No. 43R, "Loan-backed and Structured Securities" with a recognized other-than-temporary impairment classified on the basis of either; a) intent to sell or b) inability or lack of intent to retain the investment in the security for a period of time sufficient to recover the amortized cost basis.

The following table sets forth the amounts recorded in compliance with SSAP No. 43R for the year ended:

December 31, 2020
(in thousands)
Cusip	Book/Adj Carrying Value Amortized Cost Before Current Period OTTI	Presented Value of Projected Cash Flows	Recognized Other-than-Temporary Impairment	Amortized Cost After Other-than-Temporary Impairment	Fair Value at time of OTTI	Date of Financial Statement where Reported
55265WAS2	$823	$821	$2	$821	$756	1Q20
55265WAS2	783	771	12	771	764	2Q20
805564FA4	261	259	2	259	264	2Q20
929227J98	751	719	32	719	749	2Q20
55265WAS2	767	761	6	761	7	3Q20
12506YBE8	683	682	1	682	1	3Q20
939336SZ7	204	187	17	187	17	3Q20
Total	$4,272	$4,200	$72	$4,200	$2,558

As of December 31, 2020, the following table represents all impaired securities for which an other-than-temporary-impairment has not been recognized in earnings as a realized loss, segregated by those securities that have been in a continuous unrealized loss position for

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2020, 2019 AND 2018

less than twelve months and those that have been in a continuous unrealized loss position for twelve months or longer as of the dates indicated:

	December 31, 2020	December 31, 2019
	(in thousands)
a. Aggregate amount of unrealized losses:
1. Less than 12 Months	$(1,106)	$(2,465)
2. 12 Months or More	$(2,710)	$(6,066)

b. Aggregate related fair value of securities of unrealized losses:
1. Less than 12 Months	$513,412	$642,096
2. 12 Months or More	$496,706	$854,053

Other-than-temporary impairment decisions are based upon a detailed analysis of a security's underlying credit and cash flows.

3D.    Repurchase Agreements, Reverse Repurchase Agreements and Securities Lending

The Company conducts asset-based or secured financing transactions such as securities lending and repurchase agreements, in order to earn spread income, to borrow funds, or to facilitate trading activity. The collateral received in connection with these programs is primarily used to purchase securities in the short-term spread portfolios of our domestic insurance entities. Investments held in the short-term spread portfolios include cash and cash equivalents, short-term investments and bonds, including mortgage- and asset-backed securities.
These programs are typically limited to securities in demand that can be loaned at relatively low financing rates. As such, we believe there is unused capacity available through these programs. Holdings of cash and cash equivalent investments in these short-term spread portfolios allow for further flexibility in sizing the portfolio to better match available financing. Current conditions in both the financing and investment markets are continuously monitored in order to appropriately manage the cost of funds, investment spreads, asset/liability duration matching and liquidity.
Securities Lending
Securities lending is a program whereby the Company loans securities to third parties, primarily major brokerage firms. Company and NAIC policies require a minimum of 100% and 102% of the fair value of the domestic and foreign loaned securities, respectively, to be separately maintained as collateral for the loans.
In the General Account, fair value of cash collateral received of $9,698 thousand and $17,678 thousand were invested in “Bonds” and “Cash and short-term investments” as of December 31, 2020 and 2019, respectively. This collateral is not restricted. The fair value of securities on loan was $9,503 thousand and $17,130 thousand as of December 31, 2020 and 2019, respectively. A liability to return capital of $9,698 thousand and $17,678 thousand is included in “Cash collateral for loaned securities” as of December 31, 2020 and 2019, respectively. There was no non-cash collateral not reflected in the Assets and Liabilities, and Capital and Surplus. There was no collateral that extends beyond one year.

In the Separate Accounts, cash collateral received of $17,449 thousand and $4,449 thousand was invested in cash and short-term investments as of December 31, 2020 and 2019, respectively. This is not included on the balance sheet in assets or cash collateral for loaned securities. This collateral is not restricted. The fair value of the securities on loan was $17,134 thousand and $4,335 thousand as of December 31, 2020 and 2019, respectively. A collateral liability of $17,449 thousand and $4,449 thousand is included in “Separate account liabilities” as of December 31, 2020 and 2019, respectively.

Securities lending policies and procedures for the Separate Accounts are generally consistent with the General Account policies and procedures.

Collateral Received

For securities lending transactions, Company and NAIC policies require that 100% and 102% of the fair value of domestic and foreign securities, respectively, be maintained as collateral. The Company only accepts cash collateral; it does not accept collateral that can be sold or repledged.

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2020, 2019 AND 2018

    The following table sets forth "Cash collateral for loaned securities" as of the dates indicated:

	December 31, 2020	December 31, 2019
	Fair Value
	(in thousands)
Securities Lending:
Open	$9,698	$17,678
30 Days or Less	—	—
31 to 60 Days	—	—
61 to 90 Days	—	—
Greater Than 90 Days	—	—
Subtotal	$9,698	$17,678
Securities Received	—	—
Total Collateral Received	$9,698	$17,678

The aggregate fair value of all securities acquired from the use of the reinvested collateral was $10,883 thousand and $18,899 thousand as of December 31, 2020 and 2019 respectively.

In some instances, cash received is invested in cash equivalents, short-term, and long-term bonds.

The Company did not have any securities lending transactions administered by an affiliate agent in which one line reporting of the reinvested collateral is used as of December 31, 2020 and 2019.

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2020, 2019 AND 2018

Collateral Reinvestment

The following tables set forth the reinvestment of the cash collateral and any securities which the Company or its agent receives for securities lending as of the dates indicated:

	December 31, 2020		December 31, 2019
	Amortized Cost	Fair Value	Amortized Cost	Fair Value
	(in thousands)
Securities Lending:
Open	$0	$0	$0	$0
30 Days or Less	7,724	7,724	16,089	16,089
31 to 60 Days	998	998	19	20
61 to 90 Days	421	421	1,613	1,613
91 to 120 Days	146	146	—	—
121 to 180 Days	711	712	119	119
181 to 365 Days	781	787	473	474
1 to 2 years	95	95	576	584
2 to 3 years	—	—	—	—
Greater than 3 years	—	—	—	—
Subtotal	$10,876	$10,883	$18,889	$18,899
Securities Received	—	—	—	—
Total Collateral Reinvested	$10,876	$10,883	$18,889	$18,899

The Company did not accept collateral that can be sold or repledged, it only accepts cash collateral.

The Company had no securities lending transactions that extend beyond one year from the reporting date as of both December 31, 2020 and 2019,

    Reverse Repurchase Agreements Transactions Accounted for as Secured Borrowing

For repurchase agreements, Company and NAIC policies require a minimum of 95% of the fair value of securities under these agreements to be maintained as collateral. Please refer to Note 1D for the Company's policy for recognizing repurchase agreements. At December 31, 2020, the Company has sufficient assets to cover its secured borrowing liability.
The following table sets forth the reverse repurchase agreements that were tri-party trades as of the dates indicated:

	December 31, 2020		December 31, 2019
	Maximum Amount	Ending Balance	Maximum Amount	Ending Balance
(in thousands)
Open - No Maturity	$—	$—	$—	$—
Overnight	170,000	—	265,000	—
2 Days to 1 Week	150,000	—	90,000	—
>1 Week to 1 Month	—	—	—	—
>1 Month to 3 Months	—	—	—	—
>3 Months to 1 Year	—	—	—	—
Greater than 1 Year	—	—	—	—

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2020, 2019 AND 2018

The Company did not have any securities sold or outstanding for which the repo agreement defaulted as of December 31, 2020 and 2019.

The following table sets forth the fair value of securities acquired under repos as of the dates indicated:

	December 31, 2020	December 31, 2019
	(in thousands)
Maximum Amount	$170,000	$265,000
Ending Balance	—	—
There were no securities acquired as of both December 31, 2020 and 2019.
The following table sets forth the fair value of the security collateral pledged as of the dates indicated:

	December 31, 2020		December 31, 2019
	Maximum Amount	Ending Balance	Maximum Amount	Ending Balance
(in thousands)
Cash	$—	$—	$—	$—
Securities (FV)	173,400	—	270,305	—
Securities (BACV)	—	—	—	—

The following table sets forth the recognized receivable for the return cash collateral as of the dates indicated:

	December 31, 2020		December 31, 2019
	Maximum Amount	Ending Balance	Maximum Amount	Ending Balance
(in thousands)
Cash	$170,000	$—	$265,000	$—
Securities (FV)	—	—	—	—

The following table sets forth the total liability recognized to return collateral (repo securities sold/acquired with securities collateral) as of the dates indicated:

	December 31, 2020		December 31, 2019
	Maximum Amount	Ending Balance	Maximum Amount	Ending Balance
(in thousands)
Repo Securities Sold/Acquired with Cash Collateral	$170,000	$—	$265,000	$—
Repo Securities Sold/Acquired with Securities Collateral (FV)	—	—	—	—

3E. Other Invested Assets
The following table sets forth the composition of the Company's other invested assets, as of the dates indicated:

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2020, 2019 AND 2018

	December 31, 2020		December 31, 2019
	Carrying Value	% of Total	Carrying Value	% of Total

	($ in thousands)

Joint ventures and limited partnerships - fixed income	$116,001	41%	$116,000	61%
Joint ventures and limited partnerships - common stock	58,751	21%	47,969	25%
Joint ventures and limited partnerships - other	35,672	13%	12,388	7%
Subtotal - Other invested assets	$210,424	75%	$176,357	93%
Receivables for securities	53,443	19%	1,386	1%
Cash collateral for variation margin	17,776	6%	10,744	6%
Total Other invested assets	$281,643	100%	$188,487	100%

3F.    Other Investment Disclosures
Troubled Debt Restructuring

The Company did not have debt restructuring that required disclosure as of both December 31, 2020 and 2019.

Reverse Mortgages

The Company did not have reverse mortgages that required disclosure as of both December 31, 2020 and 2019.

Low-Income Housing Tax Credits (LIHTC)

The Company did not have investments in low-income housing tax credits that required disclosure as of both December 31, 2020 and 2019.

Restricted Assets

The following tables set forth Restricted Assets (including Pledged) as of the dates indicated:

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2020, 2019 AND 2018

December 31, 2020
Restricted Asset Category	Gross (Admitted & Nonadmitted) Restricted							Percentage
	Total General Account (G/A)	G/A Supporting S/A Activity	Total Separate Account (S/A) Restricted Assets	S/A Assets Supporting G/A Activity	Total	Total Nonadmitted Restricted	Total Admitted Restricted	Gross (Admitted & Nonadmitted) Restricted to Total Assets	Admitted Restricted to Total Admitted Assets
	($ in thousands)
Subject to contractual obligation for which liability is not shown	$—	$—	$—	$—	$—	$—	$—	0.0%	0.0%
Collateral held under security lending agreements	9,057	—	17,448	—	26,505	—	26,505	0.1%	0.1%
Subject to repurchase agreements	—	—	—	—	—	—	—	0.0%	0.0%
Subject to reverse repurchase agreements	—	—	—	—	—	—	—	0.0%	0.0%
Subject to dollar repurchase agreements	—	—	—	—	—	—	—	0.0%	0.0%
Subject to dollar reverse repurchase agreements	—	—	—	—	—	—	—	0.0%	0.0%
Placed under option contracts	—	—	—	—	—	—	—	0.0%	0.0%
Letter stock or securities restricted as to sale - excluding FHLB capital stock	—	—	—	—	—	—	—	0.0%	0.0%
FHLB capital stock	5,812	—	—	—	5,812	—	5,812	0.0%	0.0%
On deposit with state	8,205	—	—	—	8,205	—	8,205	0.0%	0.0%
On deposit with other regulatory bodies	—	—	—	—	—	—	—	0.0%	0.0%
Pledged as collateral to FHLB (including assets backing funding agreements)	—	—	—	—	—	—	—	0.0%	0.0%
Pledged as collateral not captured in other categories	865,164	—	53,175	—	918,339	—	918,339	1.0%	1.0%
Other restricted assets	—	—	—	—	—	—	—	0.0%	0.0%
Total restricted assets	$888,238	$—	$70,623	$—	$958,861	$—	$958,861	1.1%	1.1%

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2020, 2019 AND 2018

December 31, 2020
Restricted Asset Category	Gross (Admitted & Nonadmitted) Restricted							Percentage
	Total General Account (G/A)	G/A Supporting S/A Activity	Total Separate Account (S/A) Restricted Assets	S/A Assets Supporting G/A Activity	Total	Total Nonadmitted Restricted	Total Admitted Restricted	Gross (Admitted & Nonadmitted) Restricted to Total Assets	Admitted Restricted to Total Admitted Assets
($ in thousands)
Derivatives Collateral	$36,737	$—	$53,175	$—	$89,912	$—	$89,912	0.1%	0.1%
Derivatives Trust	22,581	—	—	—	22,581	—	22,581	0.0%	0.0%
Reinsurance Trust Assets	805,846	—	—	—	805,846	—	805,846	0.9%	0.9%
Total Assets Pledged as Collateral Not Captured in Other Categories	$865,164	$—	$53,175	$—	$918,339	$—	$918,339	1.0%	1.0%

The following tables set forth the Collateral Received and Reflected as Assets within the Company's Financial Statements as of the date indicated:

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2020, 2019 AND 2018

December 31, 2020
($ in thousands)
Collateral Assets	BACV	Fair Value	% of BACV to Total Assets (Admitted and Nonadmitted	% of BACV to Total Admitted Assets
General Account:
Cash, Cash Equivalents, and Short-Term Investments	$10,091	$10,092	0.0%	0.0%
Bonds	780,324	806,638	2.8%	2.8%
Mortgage loans	—	—	0.0%	0.0%
Common stocks	—	—	0.0%	0.0%
Other invested assets	—	—	0.0%	0.0%
Other	(1)	126,499	0.0%	0.0%
Total Collateral Assets	$790,414	$943,229	2.8%	2.8%

Separate Account:
Cash, Cash Equivalents, and Short-Term Investments	$—	$—	0.0%	0.0%
Bonds	—	—	0.0%	0.0%
Mortgage loans	—	—	0.0%	0.0%
Common stocks	17,448	17,449	0.0%	0.0%
Other invested assets	—	—	0.0%	0.0%
Other	—	2,577	0.0%	0.0%
Total Collateral Assets	$17,448	$20,026	0.0%	0.0%

December 31, 2020
($ in Thousands)
Recognized Obligation to Return Collateral Asset (General Account)	Amount	% of Liability to Total Liabilities
	$9,698	0.0%
Recognized Obligation to Return Collateral Asset (Separate Account)	$17,449	0.0%

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2020, 2019 AND 2018

December 31, 2019
Restricted Asset Category	Gross (Admitted & Nonadmitted) Restricted							Percentage
	Total General Account (G/A)	G/A Supporting S/A Activity	Total Separate Account (S/A) Restricted Assets	S/A Assets Supporting G/A Activity	Total	Total Nonadmitted Restricted	Total Admitted Restricted	Gross (Admitted & Nonadmitted) Restricted to Total Assets	Admitted Restricted to Total Admitted Assets
($ in thousands)
Subject to contractual obligation for which liability is not shown	$—	$—	$—	$—	$—	$—	$—	0.0%	0.0%
Collateral held under security lending agreements	16,268	—	4,448	—	20,716	—	20,716	0.0%	0.0%
Subject to repurchase agreements	—	—	—	—	—	—	—	0.0%	0.0%
Subject to reverse repurchase agreements	—	—	—	—	—	—	—	0.0%	0.0%
Subject to dollar repurchase agreements	—	—	—	—	—	—	—	0.0%	0.0%
Subject to dollar reverse repurchase agreements	—	—	—	—	—	—	—	0.0%	0.0%
Placed under option contracts	—	—	—	—	—	—	—	0.0%	0.0%
Letter stock or securities restricted as to sale	—	—	—	—	—	—	—	0.0%	0.0%
FHLB capital stock	5,602	—	—	—	5,602	—	5,602	0.0%	0.0%
On deposit with state	8,586	—	—	—	8,586	—	8,586	0.0%	0.0%
On deposit with other regulatory body	—	—	—	—	—	—	—	0.0%	0.0%
Pledged as collateral to FHLB (including assets backing funding agreements)	—	—	—	—	—	—	—	0.0%	0.0%
Pledged as collateral not captured in other categories	779,823	—	43,075	—	822,898	—	822,898	1.1%	1.1%
Other restricted assets	—	—	—	—	—	—	—	0.0%	0.0%
Total restricted assets(1)	$810,279	$—	$47,523	$—	$857,802	$—	$857,802	1.1%	1.1%
(1) Amounts for 2019 have been revised to correct previously reported amounts.

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2020, 2019 AND 2018

December 31, 2019
Restricted Asset Category	Gross (Admitted & Nonadmitted) Restricted							Percentage
	Total General Account (G/A)	G/A Supporting S/A Activity	Total Separate Account (S/A) Restricted Assets	S/A Assets Supporting G/A Activity	Total	Total Nonadmitted Restricted	Total Admitted Restricted	Gross (Admitted & Nonadmitted) Restricted to Total Assets	Admitted Restricted to Total Admitted Assets
($ in thousands)
Derivatives Collateral	$17,506	$—	$43,075	$—	$60,581	$—	$60,581	0.1%	0.1%
Derivatives Trust	14,830	—	—	—	14,830	—	14,830	0.0%	0.0%
Reinsurance Trusts	747,487	—	—	—	747,487	—	747,487	1.0%	1.0%
Total Assets Pledged as Collateral Not Captured in Other Categories (1)	$779,823	$—	$43,075	$—	$822,898	$—	$822,898	1.1%	1.1%
(1) Amounts for 2019 have been revised to correct previously reported amounts.

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2020, 2019 AND 2018

The following tables set forth the Collateral Received and Reflected as Assets within the Company's Financial Statements as of the date indicated:

December 31, 2019
($ in thousands)
Collateral Assets	BACV	Fair Value	% of BACV to Total Assets (Admitted and Nonadmitted	% of BACV to Total Admitted Assets
General Account:
Cash, Cash Equivalents, and Short-Term Investments	$26,835	$26,835	0.1%	0.1%
Bonds	757,050	835,603	2.9%	2.9%
Mortgage loans	—	—	0.0%	0.0%
Common stocks	—	—	0.0%	0.0%
Other invested assets	—	—	0.0%	0.0%
Other	(3)	(3)	0.0%	0.0%
Total Collateral Assets	$783,882	$862,435	3.0%	3.0%

Separate Account:
Cash, Cash Equivalents, and Short-Term Investments	$—	$—	0.0%	0.0%
Bonds	4,448	4,448	0.0%	0.0%
Mortgage loans	—	—	0.0%	0.0%
Common stocks	—	—	0.0%	0.0%
Other invested assets	—	—	0.0%	0.0%
Other	—	—	0.0%	0.0%
Total Collateral Assets	$4,448	$4,448	0.0%	0.0%

December 31, 2019
($ in thousands)
Recognized Obligation to Return Collateral Asset (General Account)	Amount	% of Liability to Total Liabilities
	$17,678	0.1%
Recognized Obligation to Return Collateral Asset (Separate Account)	$4,449	0.0%

Net Investment Income

Interest overdue is accrued up to a maximum of ninety days. If accrued interest is more than ninety days overdue, it is reversed and recognized as income when received.

Income is not accrued on bonds in or near default and is excluded from "Net investment income". Bond income not accrued was $8,953 thousand, $9,866 thousand and $8,119 thousand for the years ended December 31, 2020, 2019 and 2018, respectively.

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2020, 2019 AND 2018

The Company did not have any interest on mortgage loans over ninety days due for the years ended December 31, 2020, 2019 and 2018. The following table sets forth "Net investment income" for the years ended December 31:

	2020	2019	2018
	(in thousands)

Bonds	$679,002	$722,335	$725,951
Stocks	3,071	2,976	3,116
Mortgage loans	198,563	208,155	198,479
Cash and short-term investments	5,919	4,119	4,888
Other investments	71,570	44,703	40,316
Total gross investment income	$958,125	$982,288	$972,750
Less: investment expenses	157,190	159,781	161,803
Net investment income before amortization of IMR	800,935	822,507	810,947
Amortization of IMR	(7,633)	(10,835)	(8,222)
Net investment income	$793,302	$811,672	$802,725

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2020, 2019 AND 2018

The following table sets forth "Net realized capital (losses)", for the years ended December 31:

	2020	2019	2018
	(in thousands)

Bonds	$1,288	$(29,220)	$(104,877)
Preferred stocks and common stocks	—	203	528
Mortgage loans on real estate	(1,191)	(16,762)	(678)
Derivative instruments	(45,417)	(50,907)	39,668
Other	530	(1,226)	(460)
Gross realized capital losses	$(44,790)	$(97,912)	$(65,819)
Less: capital gains tax benefit	(6,624)	(6,896)	(10,549)
Less: IMR transfers, net of tax	42,528	(34,081)	(24,610)
Net realized losses	$(80,694)	$(56,935)	$(30,660)

Sub-prime Mortgage Related Risk Exposure

While there is no market standard definition, the Company defines sub-prime mortgages as residential mortgages, that are originated to weaker quality obligors as indicated by weaker credit scores, as well as mortgages with higher loan to value ratios, or limited documentation.

The Company did not have direct exposure through investments in sub-prime mortgage loans.

The Company’s exposure to sub-prime mortgage loans is through other investments. The following tables set forth the composition of our asset-backed securities collateralized by sub-prime mortgages as of the dates indicated:

December 31, 2020
(in thousands)
	Actual Cost	Book/Adjusted Carrying Value	Fair Value	Other Than Temporary Impairment Losses Recognized
Residential mortgage-backed securities	$25,165	$25,165	$30,658	$3
Total	$25,165	$25,165	$30,658	$3

December 31, 2019
(in thousands)
	Actual Cost	Book/Adjusted Carrying Value	Fair Value	Other Than Temporary Impairment Losses Recognized
Residential mortgage-backed securities	$120,137	$120,137	$130,431	$—
Total	$120,137	$120,137	$130,431	$—

The residential mortgage-backed securities in the table above are rated by nationally recognized rating agencies. In making our investment decisions, the Company assigns internal ratings to our asset-backed securities based upon our dedicated asset-backed securities unit’s independent evaluation of the underlying collateral and securitization structure.

The Company did not have underwriting exposure to sub-prime mortgage risk through Mortgage Guaranty or Financial Guaranty insurance coverage.

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2020, 2019 AND 2018

Netting and Offsetting of Assets and Liabilities

The Company did not have any applicable transactions that are offset and reported net in accordance with SSAP No. 64, “Offsetting and Netting of Assets and Liabilities.”

5* Securities

The following table sets forth the NAIC 5* securities as of the dates indicated:

Investment	December 31, 2020			December 31, 2019
	Number of 5* Securities	Aggregate BACV	Aggregate Fair Value	Number of 5* Securities	Aggregate BACV	Aggregate Fair Value
			(in thousands)
Bonds	2	$1,311	$1,230	3	$28,611	$28,825
Loaned-backed and structured securities	5	312	266	5	439	371
Total	7	$1,623	$1,496	8	$29,050	$29,196

The following table sets forth the prepayment penalty and acceleration fees for the years ended December 31:

	2020		2019		2018
	(in thousands)
	General Account	Separate Account	General Account	Separate Account	General Account	Separate Account
Prepayment Penalty and Acceleration Fees
Number of CUSIPs	92	—	105	—	76	—
Aggregate amount of investment income	$38,195	$—	$25,606	$—	$22,249	$—

Information about financial instruments with off-balance sheet risk and financial instruments with concentrations of credit risk

During the normal course of its business, the Company utilizes financial instruments with off-balance sheet risk such as commitments. Commitments primarily include commitments to originate mortgage loans and to fund investments in private placement securities, limited partnerships and other investments. These commitments were $596,536 thousand and $268,866 thousand as of December 31, 2020 and 2019, respectively.

The Company writes credit default swaps requiring payment of principal due in exchange for the referenced credits, depending on the nature or occurrence of specified credit events for the referenced entities. In the event of a specified credit event, the Company’s maximum amount at risk, assuming the value of the referenced credits become worthless, is $0 million and $10 million at December 31, 2020 and 2019, respectively. The credit default swaps generally have maturities of five years or less.

4.    SUBSEQUENT EVENTS
Type 1 – Recognized Subsequent Events:
Subsequent events have been considered through April 7, 2021, the date these audited financial statements were issued to the U.S. State Insurance Regulators.
There were no subsequent events to report.
Type 2 – Non recognized Subsequent Events:
Subsequent events have been considered through April 7, 2021, the date these audited financial statements were issued to the U.S. State Insurance Regulators.

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2020, 2019 AND 2018

There were no subsequent events to report.

5.    REINSURANCE
The Company entered into assumption reinsurance in conjunction with the acquisition of CIGNA’s retirement business. There are a series of reinsurance agreements, which were utilized to affect the transfer of the retirement business to the Company in 2004. The reinsurance arrangements between the Company and CIGNA included coinsurance-with-assumption, modified-coinsurance-with-assumption, indemnity coinsurance, and modified-coinsurance-without-assumption.

Since 2011, the Company has entered into several reinsurance agreements to assume longevity risk associated with the pension benefits in the United Kingdom. Under these agreements, the Company assumes the longevity risk associated with a share of the block of lives. The specific terms of different transactions could vary; however, the essence of the transactions is that the ceding insurers cede scheduled monthly premiums including reinsurance fees to PRIAC. In exchange, PRIAC pays the reinsured benefits based on the actual mortality experience for the period to the ceding insurers. As of December 31, 2020 and December 31, 2019, the Company has reserves of $126,759 and $110,576 thousand respectively, to cover the longevity risk associated with the pension benefits.

Reinsurance ceded arrangements do not discharge the Company as the primary insurer. Ceded balances would represent a liability of the Company in the event the reinsurers were unable to meet their obligations to the Company under the terms of the reinsurance agreements.

The amounts related to reinsurance agreements as of and for the years ended December 31 are as follows:

	Policy and Claim Reserves		Premiums
	2020	2019	2020	2019	2018
		(in thousands)
Assumed from affiliated insurers	$—	$—	$—	$—	$—
Assumed from unaffiliated insurers	793,954	863,847	700,385	630,806	587,163
Total reinsurance assumed	$793,954	$863,847	$700,385	$630,806	$587,163
Ceded to affiliated insurers	$—	$—	$—	$—	$—
Ceded to unaffiliated insurers	8	13	—	—	—
Total reinsurance ceded	$8	$13	$—	$—	$—

6.    DERIVATIVE INSTRUMENTS
The Company uses derivatives to manage market risks from changes in interest rates or foreign currency values, to alter interest rate or currency exposures arising from mismatches between assets and liabilities (including duration mismatches), to hedge against changes in the value of assets it anticipates acquiring and other anticipated transactions and commitments, and to replicate the investment performance of otherwise permissible investments. Insurance statutes restrict the Company's use of derivatives primarily to hedging, income generation, and replication activities intended to offset changes in the market value and cash flows of assets held, obligations, and anticipated transactions and prohibit the use of derivatives for speculation.

The Company, at inception, may designate derivatives as either (1) a hedge of the fair value of a recognized asset or liability or unrecognized firm commitment; (2) a hedge of a forecasted transaction or the variability of cash flows to be received or paid related to a recognized asset or liability; (3) a foreign-currency fair value or cash flow hedge; (4) a hedge of the foreign currency exposure of a net investment in a foreign operation or (5) a derivative that does not qualify for hedge accounting, including replications.

To qualify for hedge accounting treatment, a derivative must be highly effective in mitigating the designated risk of the hedged item. Effectiveness of the hedge is formally assessed at inception and throughout the life of the hedging relationship.

Upon termination of a derivative that qualified for hedge accounting, the gain or loss is reflected as an adjustment to the basis of the hedged item and is recognized in income consistent with the hedged item. There were no instances in which the Company discontinued cash flow hedge accounting because the forecasted transaction did not occur. The qualifying cash flow hedges are related to the variability of the payment or receipt of interest or foreign currency amounts on existing financial instruments and certain forecasted transactions. The maximum length of time for which these variable cash flows are hedged was 38 years and 39 years, as of December 31, 2020 and December 31, 2019, respectively.

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2020, 2019 AND 2018

To the extent that the Company chooses not to designate its derivatives for hedge accounting or designated derivatives no longer meet the criteria of an effective hedge, the changes in their fair value are included in "Change in net unrealized capital gains (losses)" without considering changes in fair value of the hedged item. Accruals of interest income, expense and related cash flows on swaps are reported in "Net investment income". Upon termination of the derivative that does not qualify for hedge accounting, the gain or loss is included in '”Net realized capital gains (losses)”. In addition, when realized gains or losses on interest-rate related derivatives are recognized, they are amortized through the IMR.

Types of Derivative Instruments and Derivative Strategies

Derivative instruments used by the Company include currency swaps, currency forwards, interest rate swaps, interest rate options, total return swaps, treasury futures, equity options (including rights and warrants), equity futures, and credit default swaps. For those hedge transactions which qualify for hedge accounting, the change in the carrying value or cash flow of the derivative is recorded in a manner consistent with the changes in the carrying value or cash flow of the hedged asset, liability, firm commitment or forecasted transaction. For hedges of net investments in a foreign operation, changes in fair value of such derivatives, to the extent effective, are recorded in “Change in net unrealized capital gains”. In measuring effectiveness, with respect to certain hedge relationships, the Company’s risk management strategy may define specific risk being hedged and it may exclude specific components of derivatives gains or losses unrelated to the defined risk; such excluded components are recognized in “Change in net unrealized capital gains” over the term of the hedge relationship.

Interest Rate Contracts

Interest rate swaps, options, and futures are used by the Company to reduce risks from changes in interest rates, manage interest rate exposures arising from mismatches between assets and liabilities (including duration mismatches) and to hedge against changes in the value of assets it owns or anticipates acquiring or selling. Swaps may be attributed to specific assets or liabilities or may be used on a portfolio basis. Under interest rate swaps, the Company agrees with other parties to exchange, at specified intervals, the difference between fixed rate and floating rate interest amounts calculated by reference to an agreed upon notional principal amount.

In exchange-traded interest rate futures transactions, the Company purchases or sells a specified number of contracts, the values of which are determined by the values of underlying referenced investments, and posts variation margin on a daily basis in an amount equal to the difference in the daily market values of those contracts. The Company enters into exchange-traded futures with regulated futures commission’s merchants who are members of a trading exchange.

Foreign Exchange Contracts

Currency derivatives, including currency forwards and currency swaps, are used to reduce risks from changes in currency exchange rates with respect to investments denominated in foreign currencies that the Company either holds or intends to acquire or sell.

Under currency forwards, the Company agrees with counterparties to deliver a specified amount of an identified currency at a specified future date. Typically, the price is agreed upon at the time of the contract and payment for such a contract is made at the specified future date.

Under currency swaps, the Company agrees with counterparties to exchange, at specified intervals, the difference between one currency and another at an exchange rate and calculated by reference to an agreed principal amount. Generally, the principal amount of each currency is exchanged at the beginning and termination of the currency swap by each party.

Equity Contracts

Total return swaps are contracts whereby the Company agrees with counterparties to exchange, at specified intervals, the difference between the return on an asset (or market index) and LIBOR based on a notional amount. The Company generally uses total return swaps to hedge the effect of adverse changes in equity indices. These derivatives do not qualify for hedge accounting.
Equity index options and futures are contracts which will settle in cash based on differentials in the underlying indices at the time of exercise and the strike price. The Company uses combinations of purchases and sales of equity index options to hedge the effects of adverse changes in equity indices within a predetermined range. These equity options do not qualify for hedge accounting.

Credit Derivatives
Credit default swaps are used by the Company in conjunction with fixed income investments as replication synthetic asset transactions (“RSAT”). RSATs are derivative transactions entered into in conjunction with other investments in order to produce the investment

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2020, 2019 AND 2018

characteristics of otherwise permissible investments. Credit default swaps used in RSATs are carried at amortized cost with premiums received on such transactions recorded to “Net investment income” over the life of the contract and loss payouts, if any, are recorded as “Net realized capital gains (losses).”
Credit derivatives, where the Company has written credit protection on a certain index references with notional amounts of $0 million and $10 million, reported at fair value as an asset of $0 million and $1 million as of December 31, 2020 and 2019, respectively. As of December 31, 2020, the Company had $0 million notionals with NAIC ratings. NAIC designations are based on the lowest rated single name reference included in the index.

The Company’s maximum amount at risk under these credit derivatives equals the aforementioned notional amounts and assumes the value of the underlying securities becomes worthless. The credit protection on the index reference has no notional with maturity. These credit derivatives are accounted for as RSATs.

In addition to writing credit protection, the Company has purchased credit protection using credit derivatives in order to hedge specific credit exposures in the Company’s investment portfolio. As of December 31, 2020 and 2019, the Company had $8 million and $0 million of outstanding notional amounts, reported at fair value as a less than $1 million and $0 million liability, respectively.

Counterparty Credit Risk

The Company is exposed to credit-related losses in the event of nonperformance by counterparties to financial derivative transactions. Generally, the credit exposure of the Company’s over-the-counter (OTC) derivative transactions are represented by the contracts with a positive fair value (market value) at the reporting date after taking into consideration the existence of netting agreements. Also, the Company enters into exchange-traded futures and options transactions through regulated exchanges and these transactions are settled on a daily basis, thereby reducing credit risk exposure in the event of nonperformance by counterparties to such financial instruments.

Substantially all of the Company’s over-the-counter derivative contracts are transacted with an affiliate, Prudential Global Funding, LLC ("PGF"). In instances where the Company transacts with unaffiliated counterparties, the Company manages credit risk by entering into derivative transactions with major international financial institutions and other creditworthy counterparties, and by obtaining collateral where appropriate. Additionally, limits are set on single party credit exposures which are subject to periodic management review.

The net cash collateral that would need to be returned by the Company was $47 million of December 31, 2020 and $10 million as of December 31, 2019.
The fair value of securities pledged as collateral to the Company was $43 million as of December 31, 2020 and $212 million as of December 31, 2019.

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2020, 2019 AND 2018

The table below depicts the derivatives owned by the Company:

	Derivatives Financial Instruments
	(in thousands)
	12/31/2020			12/31/2019
		Carrying	Estimated		Carrying	Estimated
	Notional	Amount	Fair Value	Notional	Amount	Fair Value

Options:
Assets	$135,723	$22,109	$22,109	$65,723	$5,255	$5,255
Liabilities	—	—	—	—	—	—
Swaps:
Assets	3,063,195	367,344	377,482	3,715,069	302,309	308,842
Liabilities	2,755,453	279,611	269,686	2,134,097	121,938	121,219
Forwards:
Assets	65,407	14	2,286	98,386	—	3,805
Liabilities	542,199	14,152	27,468	387,054	4,897	13,766
Futures:
Assets	270,700	1,470	479	—	—	—
Liabilities	36,805	—	214	59,557	—	74
Totals:
Assets	$3,535,025	$390,937	$402,356	$3,879,178	$307,564	$317,902
Liabilities	$3,334,457	$293,763	$297,368	$2,580,708	$126,835	$135,059

Certain of the Company’s derivative contracts require premiums to be paid at a series of specified future dates over the life of the contract or at maturity. The discounted value of these future settled premiums is included in the measurement of the estimated fair value of each derivative along with all other contractual cash flows.

The table below summarizes the net amount of undiscounted future settled premium payments (receipts), by year, as of December 31, 2020:

Fiscal Year	Premium Payments Due
2021	$1,833
2022	569
2023	0
2024	1,286
Thereafter	3,767
Total Future Settled Premiums	$7,455

	Undiscounted Future Premium Commitments	Derivative Fair Value With Premium Commitments (Reported on DB)	Derivative Fair Value Excluding Impact of Future Settled Premiums
Prior Year	2,351	2,720	5,070
Current Year	7,455	10,564	18,019

7.    INCOME TAXES
The application of SSAP No. 101 requires a company to evaluate the recoverability of deferred tax assets and to establish a valuation allowance if necessary to reduce the deferred tax asset to an amount which is more likely than not to be realized. Considerable judgment is required in determining whether a valuation allowance is necessary, and if so, the amount of such valuation allowance. In evaluating

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2020, 2019 AND 2018

the need for a valuation allowance the company considers many factors, including: (1) the nature of the deferred tax assets and liabilities; (2) whether they are ordinary or capital; (3) the timing of their reversal; (4) taxable income in prior carry back years as well as projected taxable earnings, exclusive of reversing temporary differences and carry forwards; (5) the length of time that carryovers can be utilized; (6) unique tax rules that would impact the utilization of the deferred tax assets; and, (7) any tax planning strategies that the Company would employ to avoid a tax benefit from expiring unused. Although the realization is not assured, management believes it is more likely than not that the deferred tax assets, net of valuation allowance, will be realized. The Company has not recorded a valuation allowance as of December 31, 2020 and December 31, 2019.

The Tax Act of 2017 was enacted into law on December 22, 2017 and is generally effective starting in 2018. The Tax Act of 2017 changes the taxation of businesses and individuals by lowering tax rates and broadening the tax base through the acceleration of taxable income and the deferral or elimination of certain deductions, as well as changing the system of taxation of earnings of foreign subsidiaries. The most significant changes for the Company are: (1) the reduction of the corporate tax rate from 35% to 21%; (2) revised methodologies for determining deductions for tax reserves and the DRD; and (3) an increased capitalization and amortization period for acquisition costs related to certain products.

7A. Net deferred tax asset ("DTA") and net deferred tax liability ("DTL")

(1) The components of the net DTA/DTL by ordinary and capital are as follows:

	(in thousands)
	12/31/2020			12/31/2019			Change
	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total
a. Gross DTA	$117,408	$9,452	$126,860	$106,554	$21,330	$127,884	$10,854	($11,878)	($1,024)
b. Statutory Valuation Allowance Adjust	—	—	—	—	—	—	—	—	—
c. Adjusted Gross DTA	117,408	9,452	126,860	106,554	21,330	127,884	10,854	(11,878)	(1,024)
d. DTA Nonadmitted	—		—	13,267		13,267	(13,267)	—	(13,267)
e. Subtotal (Net Admitted DTA)	117,408	9,452	126,860	93,287	21,330	114,617	24,121	(11,878)	12,243
f. DTL	58,380	37,134	95,514	34,405	24,196	58,601	23,975	12,938	36,913
g. Net Admitted DTA	$59,028	($27,682)	$31,346	$58,882	($2,866)	$56,016	$146	($24,816)	($24,670)

	December 31, 2020	December 31, 2019
	(in thousands)
Change in Net DTA	$(37,938)	$(29,020)
Less: Change in Net DTA on unrealized (gains)/losses	(29,889)	(27,606)
Change in net deferred income tax	$(8,049)	$(1,414)

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2020, 2019 AND 2018

(2)    The components of the admission calculation are as follows:

	(in thousands)
	12/31/2020			12/31/2019			Change
	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total
Admission Calculation Components - SSAP No. 101:
a. Admitted pursuant to ¶ 11.a. (loss carrybacks)	$—	$—	$—	$—	$28,327	$28,327	$0	($28,327)	($28,327)
b. Admitted pursuant to ¶ 11.b. (Realization)	35,093	9,452	44,545	27,690	—	27,690	7,403	9,452	16,855
1. Realization per ¶ 11.b.i	35,093	9,452	44,545	27,690	—	27,690	7,403	9,452	16,855
2. Limitation per ¶ 11.b.ii	—	—	168,842	—	—	168,298	—	—	544
c. Admitted pursuant to ¶ 11.c	82,315	—	82,315	58,600	—	58,600	23,715	0	23,715
d. Total Admitted pursuant to SSAP 101	$117,408	$9,452	$126,860	$86,290	$28,327	$114,617	$31,118	($18,875)	$12,243

(3)    Additional information used in certain components of the admission calculation are as follows:

	($ in thousands)
	12/31/2020	12/31/2019
	Total	Total
ExDTA ACL RBC ratio:
a. Ratio % used to determine recovery period & threshold limit amount	680.581%	766.827%
b. Amount of adjusted capital and surplus used to determine recovery period & threshold limit	$1,401,178	$1,360,281

(4)    The Company has not availed itself of a tax planning strategy involving reinsurance.

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2020, 2019 AND 2018

	($ in thousands)
	12/31/2020		12/31/2019		Change
	Ordinary	Capital	Ordinary	Capital	Ordinary	Capital
Impact of Tax-Planning Strategies:
a. Determination of adjusted gross deferred tax assets and net admitted deferred tax assets by tax character as a percentage
1. Adjusted gross DTAs amount from Note 7A1(c)	117,408	9,452	106,554	21,330	10,854	(11,878)
2. Percentage of adjusted gross DTAs by tax character admitted because of the impact of tax planning strategies attributable to the tax character	0%	0%	0%	0%	0%	0%
3. Net admitted adjusted gross DTAs amount from Note 7A1(e)	117,408	9,452	93,287	21,330	24,121	(11,878)
4. Percentage of net admitted adjusted gross DTAs by tax character admitted because of the impact of tax planning strategies attributable to that tax character	0%	0%	0%	0%	0%	0%

The availability of tax-planning strategies resulted in no increase of the Company’s adjusted gross DTA. Available tax-planning strategies also had no impact on the Company’s net admitted adjusted gross deferred tax assets. The Company's tax-planning strategies do not include the use of reinsurance.

7B.    There were no deferred tax liabilities that are not recognized.

The Company has no Policyholder Surplus account under the Internal Revenue Code.

7C.    Current income taxes incurred consist of the following major components as of December 31:

1.    Current Income Tax:

	(in thousands)
	2020	2019	2018	Change 2020-2019	Change 2019-2018
a. Federal	($48,298)	($47,862)	($7,727)	($436)	($40,135)
b. Foreign	690	532	354	158	178
c. Subtotal	(47,608)	(47,330)	($7,373)	(278)	(39,957)
d. Federal income tax on net capital gains	(6,624)	(6,896)	(10,549)	272	3,653
e. Capital loss carry-forwards	—	—	—	—	—
f. Other	—	—	—	—	—
f. Federal and foreign income taxes incurred	($54,232)	($54,226)	($17,922)	($6)	($36,304)

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2020, 2019 AND 2018

2. DTAs Resulting from Book/Tax Differences:

	(in thousands)
	As of 12/31/2020	As of 12/31/2019	Change
a. Ordinary:
Insurance Reserves	$18,498	$17,001	$1,497
Deferred Acquisition Costs	5,669	4,750	919
Invested Assets	83,166	69,145	14,021
Non-Admitted Assets	9,910	10,414	(504)
Employee Benefits	—	4,200	(4,200)
Other Deferred Tax Assets	165	1,044	(879)
Subtotal	117,408	106,554	10,854
b. Statutory valuation allowance adjustment	—	—	—
c. Nonadmitted	—	13,267	(13,267)
d. Total admitted ordinary DTA	117,408	93,287	24,121

e. Capital
Invested Assets	9,452	21,330	(11,878)
Unrealized Capital (Gains)/Losses	—	—	0
Subtotal	9,452	21,330	(11,878)
f. Statutory valuation allowance adjustment	—	—	—
g. Nonadmitted	—	—	0
h. Total admitted capital DTA	9,452	21,330	(11,878)

i. Total admitted DTA (Ordinary and Capital)	$126,860	$114,617	$12,243

3.    DTLs Resulting from Book/Tax Differences:

	(in thousands)
	As of 12/31/2020	As of 12/31/2019	Change
a. Ordinary:
Insurance Reservers	$1,117	$14,334	($13,217)
Invested Assets	$46,457	$14,042	$32,415
Unrealized Capital (Gains)/Losses	4,394	—	$4,394
Intangibles	6,359	5,948	411
Other Deferred Tax Liabilities	53	81	(28)
Subtotal	58,380	34,405	23,975

b. Capital:
Invested Assets	2,823	15,380	(12,557)
Unrealized Capital (Gains)/ Losses	34,311	8,816	25,495
Subtotal	37,134	24,196	12,938

c. Total DTLs	95,514	58,601	36,913

4. Net DTAs/DTLs	$31,346	$56,016	($24,670)

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2020, 2019 AND 2018

7D.     Analysis of Actual Income Tax Expense
The Company's income tax expense differs from the amount obtained by applying the statutory rate of 21% to pretax net income for the following reasons at December 31:

	(in thousands)
	2020	2019	2018	Change 2020-2019	Change 2019-2018
Expected federal income tax expense	$1,714	($10,735)	$19,479	$12,449	($30,214)
Non taxable investment income	(31,958)	(32,499)	(29,576)	541	(2,923)
IMR	3,824	4,809	4,615	(985)	194
Tax Credits	(7,488)	(9,639)	(9,813)	2,151	174
Reserve Basis Change	(1,395)	(4,453)	—	3,058	(4,453)
Prior Year True-Up	(3)	(1,463)	—	1,460	(1,463)
Change in Law	(12,028)	—	(1,029)	(12,028)	1,029
Change in Non-Admitted Assets	504	834	1,011	(330)	(177)
Foreign Withholding Tax	690	300	—	390	300
Other amounts	(43)	33	1,602	(76)	(1,569)
Total incurred income tax expense	($46,183)	($52,813)	($13,711)	$6,630	($39,102)

Non-Taxable Investment Income. The U.S. Dividends Received Deduction (“DRD”) reduces the amount of dividend income subject to U.S. tax and accounts for a significant amount of the non-taxable investment income shown in the table above. More specifically, the U.S. DRD constitutes $31,955 thousand of the total $31,958 thousand of 2020 non-taxable investment income and $32,492 thousand of the total $32,499 thousand of 2019 non-taxable investment income. The DRD for the current period was estimated using information from 2019, current year investment results, and current year’s equity market performance. The actual current year DRD can vary based on factors such as, but not limited to, changes in the amount of dividends received that are eligible for the DRD, changes in the amount of distributions received from fund investments, changes in the account balances of variable life and annuity contracts, and the Company’s taxable income before the DRD.

Changes in Tax Law - The CARES Act. On March 27, 2020, the Coronavirus Aid, Relief, and Economic Security Act (the “CARES Act”) was enacted into law. One provision of the CARES Act amends the Tax Act of 2017 and allows companies with net operating losses (“NOLs”) originating in 2020, 2019 or 2018 to carry back those losses for up to five years. For 2020, the Company has recorded an income tax benefit of $11,870 thousand and $158 thousand from carrying the estimated 2020 NOL and 2018 NOL back to tax years that have a 35% tax rate.

7E.    Additional Tax Disclosures
1.    The amounts, origination dates and expiration dates of operating loss and tax credit carry forwards available for tax purposes:

     At December 31, 2020, the Company had no net operating loss and no tax credit carry forwards.

2.    The Company has no income tax incurred in 2018, 2019, and 2020 that is available for recoupment in the event of future net losses.

3.    The aggregate amount of deposits admitted under IRC § 6603 is $0.

7F. The Company's liability for income taxes includes the liability for unrecognized tax benefits and interest that relate to tax years still subject to review by the IRS or other taxing authorities. The completion of review or the expiration of the Federal statute of limitations for a given audit period could result in an adjustment to the liability for income taxes.

The Company had no unrecognized tax benefits for the years ended December 31, 2020, 2019 and 2018, respectively. The Company does not anticipate any significant changes within the next twelve months to its total unrecognized tax benefits related to tax years for which the statute of limitations has not expired.
The Company classifies all interest and penalties related to tax uncertainties as income tax expense (benefit). In 2020, 2019 and 2018, the Company recognized $0 in the statement of operations and in the statement of financial position for tax related interest and penalties.

The tax years that remain subject to examination by the U.S. tax authorities at December 31, 2020 are 2014 through 2020.

The Company is participating in the IRS's Compliance Assurance Program. Under this program, the IRS assigns an examination team to review completed transactions as they occur in order to reach agreement with the Company on how they should be reported in the

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2020, 2019 AND 2018

relevant tax returns. If disagreements arise, accelerated resolutions programs are available to resolve the disagreements in a timely manner.

7G.    The Company joins in filing a consolidated federal income tax return with its ultimate parent company, Prudential Financial, Inc. (“PFI”). The consolidated companies have executed a written tax allocation agreement, which allocates the tax liability of each company based on their separate return tax liabilities, in accordance with Internal Revenue Code Section 1552(a)(2) and the Treasury Regulations Sections 1.1552-1(a)(2) and 1.1502-33(d)(2)(ii). Members with losses record current tax benefits to the extent such losses are recognized in the consolidated federal tax return. Any company allocated a credit in accordance with these provisions will receive payment for such credit not later than the 31st day of December in the year in which the return is filed.

The Company joins in filing a consolidated federal income tax return, which includes the following companies:

AST Investment Services, Inc.	Prudential Annuities Holding Co, Inc
Braeloch Holdings Inc.	Prudential Annuities Information Services & Technology Corporation
Braeloch Successor Corporation	Prudential Annuities Life Assurance Corporation
Capital Agricultural Property Services, Inc.	Prudential Annuities, Inc.
COLICO II, Inc.	Prudential Arizona Reinsurance Captive Co.
COLICO, Inc.	Prudential Arizona Reinsurance Term Company
Dryden Arizona Reinsurance Term Company	Prudential Arizona Reinsurance Universal Co.
Gibraltar International Insurance Services Company Inc	Prudential Bank & Trust, FSB
Gibraltar Universal Life Reinsurance Company	Prudential Financial, Inc. (Parent)
Global Portfolio Strategies, Inc.	Prudential IBH Holdco, Inc.
Graham Resources, Inc.	Prudential International Insurance Holding, Ltd.
Graham Royalty, Ltd.	Prudential Legacy Insurance Company of New Jersey
Orchard Street Acres Inc	Prudential Securities Secured Financing Corporation
PGIM Foreign Investment, Inc.	Prudential Securities Structured Assets, Inc.
PGIM International Financing Inc	Prudential Structured Settlement Company
PGIM Private Placement Investors, Inc.	Prudential Term Reinsurance Company
PGIM Real Estate Finance Holding Company	Prudential Trust Company
PGIM Real Estate Loan Services, Inc.	Prudential Universal Reinsurance Company
PGIM REF Intermediary Services Inc	SMP Holdings, Inc.
PGIM Strategic Investments, Inc.	SVIIT Holdings, Inc.
PGIM Warehouse, Inc.	TBG Insurance Services Corporation
PGIM, Inc.	The Prudential Assigned Settlement Services, Inc.
PGLH of Delaware, Inc.	The Prudential Home Mortgage Company, Inc.
PREI Acquisition I, Inc.	The Prudential Insurance Company of America
PREI Acquisition II, Inc.	The Prudential Real Estate Financial Services of America, Inc.
PREI International, Inc.	TRGOAG Company, Inc. (Texas Rio Grande Other Asset Group)
Pruco Life Insurance Company (Arizona)	Vantage Casualty Insurance Company
Pruco Life Insurance Company of NJ
Prudential Annuities Distributors, Inc.

7H.     Repatriation Transition Tax (RTT) - The Company is not subject to RTT under the Tax Act of 2017.

7I.     The Company did not have AMT credit carryforward as of December 31, 2019 and 2020.

8.    INFORMATION CONCERNING PARENT, SUBSIDIARIES AND AFFILIATES

8A.    The Company is a wholly owned subsidiary of The Prudential Insurance Company of America (“Prudential Insurance”), a New Jersey stock insurer.

8B.    The Company had no transactions with affiliates involving ½ of 1% of the total admitted assets of the Company for the periods ended December 31, 2020 and 2019.

8C.    The Company did not have any transactions with related parties that are not reported on Schedule Y as of December 31, 2020.

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2020, 2019 AND 2018

8D.    As of December 31, 2020, and December 31, 2019, the Company reported a “Receivable from parents, subsidiaries and affiliates” of $6,496 thousand and $5,433 thousand respectively and a “Payable to parents, subsidiaries and affiliates” of $59,950 thousand and $71,808 thousand respectively. These balances are included in "Other assets" and "Other liabilities" on the Balance Sheet. Intercompany balances are settled in cash, generally within thirty days of the respective reporting date.

8E.    The Company did not have any guarantees or undertakings for the benefit of an affiliate or related party that would result in a material contingent exposure of the reporting entity's or any related party's assets or liabilities.

8F.    The Company operates under service, lease and investment advisory agreements whereby services of officers and employees, supplies, use of equipment and office space are provided by Prudential Insurance. The Company’s general and administrative expenses are charged to the company using allocation methodologies based on business production process.
Prudential Financial and certain subsidiaries have service agreements with the Company. Under these agreements, the Company receives the services of the officers and employees of Prudential Financial and asset management services from Prudential Asset Management Holding Company. The Company is charged based on the level of service received and payments made on its behalf.

8G.     The Company did not have SCAs that required a sub-1 or sub-2 filing as of December 31, 2020.
8H.    Investment in Insurance SCAs
        The Company did not have an investment in an insurance SCA with a permitted practice as of December 31, 2020.
8I.    SCA or SSAP 48 Entity Loss Tracking
                        ($ in thousands)

Entity	Reporting Entity's Share of Net Income (Loss)	Accumulated Share of Net Income (Losses)	Reporting Entity's Share of Equity, Including Negative Equity	Guaranteed Obligation/Commitment for Financial Support (Yes/No)	Reported Value
AmeriMark Holdings, LLC - Series A Common Units - N1	($20)	($275)	($275)	No	$0
AmeriMark Holdings, LLC - Series A Common Units (R)	($256)	($3,550)	($3,550)	No	$0
AmeriMark Holdings, LLC - Series A Preferred Units (N)	($9)	($9)	($9)	No	$0
AmeriMark Holdings, LLC - Series A Preferred Units (R)	($312)	($312)	($312)	No	$0
AmeriMark Holdings, LLC - Series C Common Units	($3)	($41)	($41)	No	$0
Westbrook Real Estate Fund XI, L.P.	$1	($3)	($3)	No	$0

9.    DEBT

Notes payables and other borrowing consisted of the following as of December 31:

2020
($ in thousands)
Debt Name	Date Issued	Kind of Borrowing	Face Amount	Carrying Value	Rate of Interest	Effective Interest Rate	Collateral Requirements	Interest Paid (Current Year)
Pru Funding LLC - ST	Various	Cash	$—	$—	Various	Various	None	$17

There are no scheduled principal repayments as of December 31, 2020 . As of December 31, 2020, accrued interest was $0.

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2020, 2019 AND 2018

2019
($ in thousands)
Debt Name	Date Issued	Kind of Borrowing	Face Amount	Carrying Value	Rate of Interest	Effective Interest Rate	Collateral Requirements	Interest Paid (Current Year)
Pru Funding LLC - ST	Various	Cash	$—	$—	Various	Various	None	$875

There are no scheduled principal repayments as of December 31, 2019. As of December 31, 2019, accrued interest was $0.

There are no covenants or violations of the above debt. None of the debt was considered to be extinguished by in-substance defeasance prior to the effective date of this statement. Additionally, no assets have been set aside after the effective date of this statement solely for satisfying scheduled payments of a specific obligation. There are no reverse repurchase agreements whose amounts are included as part of the above debt.

    FHLB Funding Agreements

(1)In December 2009, the Company became a member of the Federal Home Loan Bank of Boston (“FHLBB”). Membership allows the Company access to collateralized advances which will be classified as “Borrowed money.” The Company utilizes these funds as a source of contingent liquidity. The Company’s membership in FHLBB requires maintaining ownership of member stock and any borrowings from FHLBB will require purchasing FHLBB activity based stock in an amount between 3.0% and 4.5% of outstanding borrowings depending on the maturity date of the obligation. The Company purchased $5,812 thousand of FHLBB membership stock as part of the agreement.

    Under Connecticut state insurance law, without the prior consent of the CT Department, the amount of assets insurers may pledge to secure debt obligations is limited to the lesser of 5% of prior-year statutory admitted assets or 25% of prior-year statutory surplus, resulting in a maximum borrowing capacity for the Company under the FHLBB facility of approximately $265,319 thousand. As of December 31, 2020, there were no outstanding borrowings.

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2020, 2019 AND 2018

(2)    FHLB Capital Stock

a.     Aggregate Totals

12/31/2020
(in thousands)
	1 Total (col 2+3)	2 General Account	3 Separate Account
Membership Stock - Class A	$—	$—	$—
Membership Stock - Class B	5,812	5,812	—
Activity Stock	—	—	—
Excess Stock	—	—	—
Aggregate Total	5,812	5,812	—
Actual or estimated Borrowing Capacity as Determined by the Insurer	$265,319

12/31/2019
(in thousands)
	1 Total (col 2+3)	2 General Account	3 Separate Account
Membership Stock - Class A	$—	$—	$—
Membership Stock - Class B	5,602	5,602	—
Activity Stock	—	—	—
Excess Stock	—	—	—
Aggregate Total	5,602	5,602	—
Actual or estimated Borrowing Capacity as Determined by the Insurer	$243,774

b.    Membership Stock (Class A and B) Eligible and Not Eligible for Redemption

			Eligible for Redemption
	1	2	3	4	5	6
Membership Stock	Current year total	Not eligible for redemption	Less than 6 months	6 months to less than 1 year	1 to less than 3 years	3 to 5 years
Class A	—	—	—	—	—	—
Class B	$5,812	$—	$5,812	$—	$—	$—

c.    FHLB - Prepayment Obligations as of December 31, 2020

Does the Company have prepayment obligations under the following arrangements (Y/N)
Debt	N
Funding Agreements	N
Other	N

(3)    Collateral Pledged to FHLB

a.    The Company had no collateral pledged to FHLBB for the periods ended December 31, 2020 and December 31, 2019.
b.    The Company's maximum amount of collateral pledged to FHLBB was $0 thousand during the periods ended December 31, 2020 and December 31, 2019.

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2020, 2019 AND 2018

(4)    Borrowing from FHLB

a.    The Company had no borrowing from the FHLBB for the periods ended December 31, 2020 and December 31, 2019.
b.    The Company's maximum amount of borrowing from the FHLBB was $0 thousand during the periods ended December 31, 2020 and December 31, 2019.

10.    RETIREMENT PLANS, DEFERRED COMPENSATION, POSTEMPLOYMENT BENEFITS AND COMPENSATED ABSENCES AND OTHER POSTRETIREMENT PLANS

The Company has no employees. It operates under service agreements with Prudential Insurance which provides all employee related services, including defined pension benefits. Therefore, a disclosure of the Company’s net periodic benefit costs and related assets is not applicable as of December 31, 2020.

11.    CAPITAL AND SURPLUS, SHAREHOLDERS' DIVIDENDS RESTRICTIONS AND QUASI-REORGANIZATIONS

(1)The Company has 30,000 shares authorized and 25,000 shares issued and outstanding with a par value of $2,500 thousand at December 31, 2020 and 2019. The Company has no preferred stock outstanding for 2020 and 2019. All outstanding shares of the Company’s common stock are held by Prudential Insurance.

(2)Without prior approval of its domiciliary commissioner, dividends to shareholders are limited by the laws of the Company’s state of domicile, Connecticut. The State of Connecticut restricts dividend payments to the greater of 10% of the prior year’s surplus or net gain from operations from the prior year. Net gain from operations is defined as income after taxes but prior to realized capital gains, as reported on the Statement of Operations. Dividends may only be paid out of unassigned surplus, adjusted for a portion of cumulative unrealized capital gains. As of December 31, 2020, the Company’s statutory surplus was $1,156,959 thousand. For the year ended, December 31, 2020, the Company’s net gain from operations was $100,559 thousand.

In June 2020, the Company paid an ordinary dividend of $117,000 thousand to its parent, Prudential Insurance.

In June 2019, the Company paid an ordinary dividend of $50,000 thousand to its parent, Prudential Insurance.

In the fourth quarter of 2014, the Company received a $255,000 thousand capital contribution from its parent, Prudential Insurance, in the form of asset-backed notes.  The asset-backed notes bear interest at a rate of 0.20% per annum and mature from 2020 to 2021; however, the maturity date of a portion of the notes may be extended by the Company or, if not earlier paid, at maturity. The asset-backed notes were issued by a designated series of a Delaware master trust, and payment obligations on the notes are secured by corresponding payment obligations of third party financial institutions and a portfolio of specified assets.  As of December 31, 2019, no principal payments have been received or are currently due on the asset-backed notes.  Upon receipt of the asset-backed notes, the Company made a cash payment of $255,000 thousand.

In September 2014, the Company received a $245,000 thousand capital contribution from its parent, Prudential Insurance, in the form of an asset-backed note. The asset-backed note bears interest at a rate of 0.20% per annum and matures in November 2026; however, the maturity date may be extended for two additional one-year periods, subject to conditions. The principal amount of the asset-backed note is payable in cash at any time upon demand by the Company or, if not paid earlier, at maturity.  The asset-backed note was issued by a designated series of a Delaware master trust, and its payment obligations are secured by corresponding payment obligations of a third party financial institution and a portfolio of specified assets.  As of December 31, 2019, no principal payments have been received or are currently due on the asset-backed note. Upon receipt of the asset-backed note, the Company paid a cash dividend of $245,000 thousand to its parent, Prudential Insurance.

(3)    "Unassigned funds" are held for the corporate purposes of the Company.

The portion of unassigned funds (surplus) represented or reduced by cumulative unrealized gains and losses was $134,960 thousand and 22,521 thousand as of December 31, 2020 and December 31, 2019, respectively. The portion of unassigned funds (surplus) represented or reduced by non-admitted assets was $47,189 thousand and $62,858 thousand as of December 31, 2020 and December 31, 2019, respectively. The amount of unassigned surplus funds for the Company was $210,961 thousand and $232,004 thousand as of December 31, 2020 and December 31, 2019 respectively.

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2020, 2019 AND 2018

12.    CONTINGENCIES

12A.    Contingent Commitments

In accordance with SSAP No. 5R, “Liabilities, Contingencies, and Impairment of Assets – Revised” the following provides detailed information regarding the Company’s guarantee agreements, including the nature of the guarantee, the ultimate impact to the financial statements, the current status of the payment or performance risk, the maximum potential of future payments that could be required, the current carrying value of the liability, and the nature of any recourse provisions, if applicable.

The Company's ERISA Separate Accounts are managed by the following affiliates: Prudential Investment Management, Inc., Quantitative Management Associates LLC, Prudential Private Placement Investors, L.P., Jennison Associates LLC, and Prudential Mortgage Capital Company, LLC (collectively, the “Advisor Affiliates”). Under ERISA guidelines, the Advisor Affiliates are required to obtain a financial performance bond to protect the plan assets from loss due to fraud or dishonesty. In lieu of purchasing an external financial performance bond, the Company has provided a guarantee to the Advisor Affiliates to protect the plan assets from any loss due to fraud or dishonesty. The guarantee creates no additional risk to the Company from loss or fraud since the Company would retain the same risk under ERISA’s fiduciary standards.

12B.    Assessments

In 2010, the Company established a liability for guaranty fund assessments related to Executive Life Insurance Company of New York (“ELNY”). The assessments are expected to be paid out over a number of years. As of December 31, 2020 and December 31, 2019 the amount of the total liability related to guaranty fund assessments was $89 thousand and $89 thousand, respectively. As of December 31, 2020 and December 31, 2019, the Company also held a related asset of $682 thousand and $750 thousand, respectively, for premium tax credits associated with the guarantee fund assessments. Premium tax credits are generally expected to be realized over a similar time period as the assessment liability but will vary by state, which can affect the available amounts and duration. The Company did not have any guaranty fund liabilities and assets related to insolvencies of entities that wrote long-term care contracts.

(in thousands)
Assets recognized from paid and accrued premium tax offsets as of December 31, 2019:	$750

Decreases in 2020:
Premium tax offsets utilized	69

Increases in 2020
Additional premium tax offsets applied	1

Assets recognized from paid and accrued premium tax offsets as of December 31, 2020:	$682

12C.    Gain Contingencies

There were no gain contingencies recognized by the Company during 2020 or 2019.

12D.    Claims Related Extra Contractual Obligations and Bad Faith Losses Stemming From Lawsuits.

The Company paid $2,175 thousand for the year ended December 31, 2020, to settle 0-25 claims related to extra contractual obligations and bad faith losses stemming from lawsuits.

The Company paid $0 thousand for the year ended December 31, 2019, to settle 0-25 claims related to extra contractual obligations and bad faith losses stemming from lawsuits.

The Company paid $3 thousand for the year ended December 31, 2018, to settle 0-25 claims related to extra contractual obligations and bad faith losses stemming from lawsuits.

12E.    Joint and Several Liability
The Company had no Joint and Several Liability arrangements accounted for under SSAP No. 5R as of December 31, 2020.
12F.    All Other Contingencies

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2020, 2019 AND 2018

(1)    Uncollectible Asset Balances

The Company has no balance that is reasonably possible to be uncollectible for assets covered by SSAP No.s 6, 47 or 66.

(2)    Other Contingencies

The Company is subject to legal and regulatory actions in the ordinary course of its businesses. Pending legal and regulatory actions include proceedings specific to it and proceedings generally applicable to business practices in the industries in which it operates, including in both cases businesses that have either been divested or placed in wind-down status. The Company is subject to class action lawsuits and individual lawsuits involving a variety of issues, including sales practices, underwriting practices, claims payment and procedures, additional premium charges for premiums paid on a periodic basis, denial or delay of benefits, return of premiums or excessive premium charges and breaching fiduciary duties to customers.
The Company is also subject to litigation arising out of its general business activities, such as its investments, contracts, leases and labor and employment relationships, including claims of discrimination and harassment, and could be exposed to claims or litigation concerning certain business or process patents. Regulatory authorities from time to time make inquiries and conduct investigations and examinations relating particularly to the Company and its businesses and products. In addition, the Company, along with other participants in the businesses in which it engages, may be subject from time to time to investigations, examinations and inquiries, in some cases industry-wide, concerning issues or matters upon which such regulators have determined to focus. In some of the Company’s pending legal and regulatory actions, parties are seeking large and/or indeterminate amounts, including punitive or exemplary damages. The outcome of litigation or a regulatory matter, and the amount or range of potential loss at any particular time, is often inherently uncertain.

No material litigations or regulatory matters have arisen in the course of the Company's business.

13.    LEASES
13A.    Lessee Operating Leases

The Company has not entered into any leasing arrangements as lessee that could have a material financial effect, either individually or in aggregate.

13B.    Lessor Leases

The Company had no operating leases or investment in leveraged leases during 2020 or 2019.

14.    PREMIUM AND ANNUITY CONSIDERATIONS DEFERRED AND UNCOLLECTED

    Deferred and uncollected life insurance premiums and annuity considerations as of December 31, 2020:

(in thousands)

TYPE	GROSS	NET OF LOADING
(1) Industrial	$—	$—
(2) Ordinary - New Business (Individual Life & Annuities)	—	—
(3) Ordinary - Renewal Business	—	—
(4) Credit Life	—	—
(5) Group Life	—	—
(6) Group Annuity	118,220	118,220
(7) Total	$118,220	$118,220

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2020, 2019 AND 2018

Deferred and uncollected life insurance premiums and annuity considerations as of as of December 31, 2019:

(in thousands)

TYPE	GROSS	NET OF LOADING
(1) Industrial	$—	$—
(2) Ordinary - New Business (Individual Life & Annuities)	—	—
(3) Ordinary - Renewal Business	—	—
(4) Credit Life	—	—
(5) Group Life	—	—
(6) Group Annuity	109,790	109,790
(7) Total	$109,790	$109,790

15.    LOSS/CLAIM ADJUSTMENT EXPENSES
The Company had no change in incurred losses and no loss adjustment expenses.

16.    GAINS OR LOSS TO THE REPORTING ENTITY FROM UNINSURED A&H PLANS AND THE UNINSURED PORTION OF PARTIALLY INSURED PLANS

The Company has no accident and health insurance.

17.    DIRECT PREMIUM WRITTEN/PRODUCED BY MANAGING GENERAL AGENTS/THIRD PARTY ADMINISTRATORS
During 2020, 2019 or 2018, there were $0 direct premiums written by Managing General Agents/Third Party Administrators.

18.    FAIR VALUE MEASUREMENTS
Fair value represents the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The authoritative fair value guidance establishes a framework for measuring fair value that includes a hierarchy used to classify the inputs used in measuring fair value. The level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement. The levels of the fair value hierarchy are as follows:

Level 1 - Fair value is based on unadjusted quoted prices in active markets that are accessible to the Company for identical assets or liabilities. The Company’s Level 1 assets and liabilities primarily include certain cash equivalents and short-term investments, common stocks and derivative contracts that trade on an active exchange market.

Level 2 - Fair value is based on significant inputs, other than quoted prices included in Level 1, that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the asset or liability through corroboration with observable market data. Level 2 inputs include quoted market prices in active markets for similar assets and liabilities, quoted market prices in markets that are not active for identical or similar assets or liabilities, and other market observable inputs. The Company’s Level 2 assets and liabilities include: bonds (corporate public and private bonds, most government securities, certain asset-backed and mortgage-backed securities, etc.), certain common stock securities (mutual funds, which do not trade in active markets because they are not publicly available), short-term investments and certain cash equivalents (primarily commercial paper), and certain over-the-counter (“OTC”) derivatives.

Level 3 - Fair value is based on at least one significant unobservable input for the asset or liability. The assets and liabilities in this category may require significant judgment or estimation in determining the fair value. The Company’s Level 3 assets and liabilities primarily include: certain private bonds and common stock securities, certain manually priced public common stock and bonds, certain commercial mortgage loans and certain highly structured OTC derivative contracts.

Bonds carried at the lower of amortized cost or market value - The fair values of the Company’s public bonds are generally based on prices obtained from independent pricing services. Prices for each bond are generally sourced from multiple pricing vendors, and a vendor hierarchy is maintained by asset type based on historical pricing experience and vendor expertise. The Company ultimately uses the price from the pricing service highest in the vendor hierarchy based on the respective asset type. The pricing hierarchy is updated for new financial products and recent pricing experience with various vendors. Consistent with the fair value hierarchy described above, securities with validated quotes from pricing services are generally reflected within Level 2, as they are primarily based on observable pricing for similar assets and/or other market observable inputs. Typical inputs used by these pricing services include but are not limited to, reported trades, benchmark yields, issuer spreads, bids, offers, and/or estimated cash flow, prepayment speeds and default rates. If the

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2020, 2019 AND 2018

pricing information received from third-party pricing services is deemed not reflective of market activity or other inputs observable in the market, the Company may challenge the price through a formal process with the pricing service or classify the securities as Level 3. If the pricing service updates the price to be more consistent with the presented market observations, the security remains within Level 2.

Internally-developed valuations or indicative broker quotes are also used to determine fair value in circumstances where vendor pricing is not available, or where the Company ultimately concludes that pricing information received from the independent pricing service is not reflective of market activity. If the Company concludes the values from both pricing services and brokers are not reflective of market activity, it may over-ride the information with an internally-developed valuation. As of December 31, 2020, and December 31, 2019, over-rides on a net basis were not material. Pricing service over-rides, internally-developed valuations and indicative broker quotes are generally included in Level 3 in the fair value hierarchy.

The Company conducts several specific price monitoring activities. Daily analyses identify price changes over pre-determined thresholds defined at the financial instrument level. Various pricing integrity reports are reviewed on a daily and monthly basis to determine if pricing is reflective of market activity or if it would warrant any adjustments. Other procedures performed include, but are not limited to, reviews of third-party pricing services methodologies, reviews of pricing trends and back testing.

The fair values of private bonds, which are primarily originated by internal private asset managers, are primarily determined using discounted cash flow models. These models primarily use observable inputs that include Treasury or similar base rates plus estimated credit spreads to value each security. The credit spreads are obtained through a survey of private market intermediaries who are active in both primary and secondary transactions, and consider, among other factors, the credit quality and the reduced liquidity associated with private placements. Internal adjustments are made to reflect variation in observed sector spreads. Since most private placements are valued using standard market observable inputs and inputs derived from, or corroborated by, market observable data including, but not limited to observed prices and spreads for similar publicly traded issues, they have been reflected within Level 2. For certain private fixed maturities, the discounted cash flow model may incorporate significant unobservable inputs, which reflect the Company's own assumptions about the inputs that market participants would use in pricing the asset. To the extent management determines that such unobservable inputs are significant to the price of a security, a Level 3 classification is made.

Preferred Stocks carried at the lower of amortized cost or market value - Preferred stocks consist principally of publicly traded and privately traded preferred stock. The fair values of most publicly traded preferred stock securities are based on quoted market prices in active markets for identical assets and are classified within Level 1 in the fair value hierarchy. Estimated fair values for most privately traded preferred stock securities are determined using valuation and discounted cash flow models that require a substantial level of judgment. In determining the fair value of certain privately traded preferred stock the discounted cash flow model may also use unobservable inputs, which reflect the Company’s assumptions about the inputs market participants would use in pricing the asset. Most privately traded preferred stock securities are classified within Level 3. Fair values of perpetual preferred stock based on observable market inputs are classified within Level 2. However, when prices from independent pricing services are based on indicative broker quotes as the directly observable market inputs become unavailable, the fair value of perpetual preferred stock is classified as Level 3.

Common Stocks carried at market value -Common stocks consist principally of investments in common stocks of publicly traded companies, privately traded securities, as well as common stock mutual fund shares. The fair values of most publicly traded common stocks are based on quoted market prices in active markets for identical assets and are classified within Level 1 in the fair value hierarchy. Estimated fair values for most privately traded equity securities are determined using discounted cash flow, earnings multiple and other valuation models that require a substantial level of judgment around inputs and therefore are classified within Level 3. The fair values of common stock mutual fund shares that transact regularly (but do not trade in active markets because they are not publicly available) are based on transaction prices of identical fund shares. The fair values of common stocks are based on prices obtained from independent pricing services. These prices are then validated for reasonableness against recently traded market prices. Accordingly, these securities are generally classified within Level 2 in the fair value hierarchy.

Derivative Instruments - Derivatives are recorded at fair value either as assets, within “Derivatives,” or as liabilities, within “Miscellaneous liabilities: Derivatives.” The fair values of derivative contracts can be affected by changes in interest rates, foreign exchange rates, commodity prices, credit spreads, market volatility, expected returns, non-performance risk (“NPR”), liquidity and other factors. For derivative positions included within Level 3 of the fair value hierarchy, liquidity valuation adjustments are made to reflect the cost of exiting significant risk positions, and consider the bid-ask spread, maturity, complexity, and other specific attributes of the underlying derivative position.

The Company’s exchange-traded futures include Treasury futures and equity futures. Exchange-traded futures and options are valued using quoted prices in active markets and are classified within Level 1 in the fair value hierarchy.

The majority of the Company’s derivative positions are traded in the OTC derivative market and are classified within Level 2 in the fair value hierarchy. OTC derivatives classified within Level 2 are valued using models that utilize actively quoted or observable market input values from external market data providers, third-party pricing vendors and/or recent trading activity. The Company’s policy is to

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2020, 2019 AND 2018

use mid-market pricing in determining its best estimate of fair value. The fair values of most OTC derivatives, including interest rate and cross-currency swaps, currency forward contracts, single name credit default swaps, and “to be announced” (“TBA”) forward contracts on highly rated mortgage-backed securities issued by U.S. government sponsored entities are determined using discounted cash flow models. The fair values of European style option contracts are determined using Black-Scholes option pricing models. These models’ key inputs include the contractual terms of the respective contract, along with significant observable inputs, including interest rates, currency rates, credit spreads, equity prices, index dividend yields, NPR, volatility and other factors.

The majority of the Company’s derivative agreements are with highly rated major international financial institutions. To reflect the market’s perception of its own and the counterparty’s NPR, the Company incorporates additional spreads over London Interbank Offered Rates (“LIBOR”) into the discount rate used in determining the fair value of OTC derivative assets and liabilities that are not otherwise collateralized.

Derivatives classified as Level 3 include structured products. These derivatives are valued based upon models, such as Monte Carlo simulation models and other techniques that utilize significant unobservable inputs. Level 3 methodologies are validated through periodic comparison of the Company’s fair values to external broker-dealer values.

Separate Account Assets at fair value -Separate account assets primarily include bonds, treasuries, common stock and mutual funds for which values are determined consistent with similar instruments described above under “Bonds carried at the lower of amortized cost or market value” and “Common Stocks carried at market value.”

Effective January 1, 2018, the Company adopted changes to SSAP No. 100, Fair Value (“SSAP 100”), to allow Net Asset Value ("NAV") per share as a practical expedient to fair value either when specifically named in an SSAP or when specific conditions exist. This adoption removes the requirement to categorize within the fair value hierarchy all investments measured at net asset value per share (or its equivalent) as a practical expedient. As a result of the adoption of this guidance, certain separate account assets are no longer classified in the fair value hierarchy.

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2020, 2019 AND 2018

(1)    The table below presents the balances of assets and liabilities measured at fair value as of December 31, 2020:

12/31/2020
( in thousands)
(1) Description	(2) (Level 1)	(3) (Level 2)	(4) (Level 3)	(5) Net Asset Value (NAV)	(6) Total
Assets at fair value
Bonds:
U.S. Governments	$—	$21	$—	$—	$21
Industrial and Misc	56,198	—	367	—	56,565
Total Bonds	56,198	21	367	—	56,586

Cash, Cash Equivalents and Short-Term Investments:
Industrial and Misc	—	389,628	—	—	389,628
Total Cash, Cash Equivalents and Short-Term Investments	—	389,628	—	—	389,628

Common Stock:
Industrial and Misc	—	5,812	—	—	5,812
Total Common Stocks	—	5,812	—	—	5,812

Derivative assets:
Currency swaps	—	53,289	—	—	53,289
Interest rate swaps	—	304,453	—	—	304,453
Total return swaps	—	1,609	—	—	1,609
Options	—	22,080	29	—	22,109
Currency forwards	—	14	—	—	14
Total Derivative assets	—	381,445	29	—	381,474

Separate account assets (a)	39,452,069	18,605,458	977,996	962,064	59,997,587

Total assets at fair value/NAV	$39,508,267	$19,382,364	$978,392	$962,064	$60,831,087

Liabilities at fair value
Derivative liabilities:
Currency swaps	$—	$81,900	$—	$—	$81,900
Interest rate swaps	—	138,579	—	—	138,579
Total return swaps	—	10,518	—	—	10,518
Credit default swaps	—	49	—	—	49
Currency forwards	—	14,152	—	—	14,152
Total Derivative liabilities	—	245,198	—	—	245,198

Total liabilities at fair value	$—	$245,198	$—	$—	$245,198

a.    Separate account assets represent segregated funds that are invested for certain customers. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. Separate account assets classified as Level 3 consist primarily of real estate and real estate investment funds. Separate account liabilities are not included in the above table as they are reported at contract value and not fair value in the Company’s Statements of Admitted Assets, Liabilities and Capital and Surplus.

b.    NPR is the risk that financial obligations still not be fulfilled by the counterpart, SSAP No. 100 rejects consideration of NPR for fair value calculations of liabilities, including derivative liabilities. However, SSAP No. 100 does not reject consideration of NPR for

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2020, 2019 AND 2018

valuation of a company's asset positions. As of December 31, 2020, consideration of NPR for the Company's affiliated derivative new asset position resulted in a $12 decrease in value.

(2)    The table below presents the balances of assets and liabilities on a recurring and non-recurring basis measured at fair value as of December 31, 2019:

12/31/2019
( in thousands)
(1) Description	(2) (Level 1)	(3) (Level 2)	(4) (Level 3)	(5) Net Asset Value (NAV)	(6) Total
Assets at fair value
Bonds:
Industrial and Misc	$—	$28	$4,797	$—	$4,825
Total Bonds	—	28	4,797	—	4,825

Cash, Cash Equivalents and Short-Term Investments:
Industrial and Misc	—	233,454	—	—	233,454
Total Cash, Cash Equivalents and Short-Term Investments	—	233,454	—	—	233,454

Common Stock:
Industrial and Misc	—	5,602	—	—	5,602
Total Common Stocks	—	5,602	—	—	5,602

Derivative assets:
Currency swaps	—	99,968	—	—	99,968
Interest rate swaps	—	166,589	—	—	166,589
Total return swaps	—	898	—	—	898
Options	—	5,070	185	—	5,255
Currency forwards	—	—	—	—	—
Total Derivative assets	—	272,525	185	—	272,710

Separate account assets (a)	34,116,715	18,224,816	964,643	987,791	54,293,965

Total assets at fair value/NAV	$34,116,715	$18,736,425	$969,625	$987,791	$54,810,556

Liabilities at fair value
Derivative liabilities:
Currency swaps	$—	$25,390	$—	$—	$25,390
Interest rate swaps	—	80,842	—	—	80,842
Total return swaps	—	7,086	—	—	7,086
Currency forwards	—	4,897	—	—	4,897
Total Derivative liabilities	—	118,215	—	—	118,215

Total liabilities at fair value	$—	$118,215	$—	$—	$118,215

a.    Separate account assets represent segregated funds that are invested for certain customers. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. Separate account assets classified as Level 3 consist primarily of real estate and real estate investment funds. Separate account liabilities are not included in the above table as they are reported at contract value and not fair value in the Company’s Statements of Admitted Assets, Liabilities and Capital and Surplus.

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2020, 2019 AND 2018

(3)    The tables below provide the following data as of 2020 and 2019:

a.    Summary of the changes in fair value of Level 3 assets and liabilities
b.    The portion of gains or losses included in income attributable to unrealized gains or losses related to those assets and liabilities still held at 2020 and 2019.

	12/31/2020
	(in thousands)
	Balance at 01/01/2020	Transfers into Level 3	Transfers out of Level 3	Total gains/ (losses) included in Net Income	Total gains/ (losses) included in Surplus	Purchases	Issues	Sales	Settlements	Balance at 12/31/2020
Bonds:
Industrial and Misc	$4,798	$13,677	($18,109)	$183	$1	$—	$—	$—	($183)	$367
Common Stock:
Industrial and Misc	—	—	—	—	—	—	—	—	—	—
Derivatives	185	—	—	—	(156)	—	—	—	—	29
Separate accounts assets (a)	964,642	5,522	(91,942)	(631)	20,438	188,546	—	(32,900)	(75,679)	977,996
Total Assets	$969,625	$19,199	($110,051)	($448)	$20,283	$188,546	$—	($32,900)	($75,862)	$978,392

b. Total Liabilities	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2020, 2019 AND 2018

a.     Separate account assets represent segregated funds that are invested for certain customers. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. Separate account liabilities are not included in the above table as they are reported at contract value and not fair value in the Company’s Statement of Admitted Assets, Liabilities, and Capital and Surplus.

	12/31/2019
	(in thousands)
	Balance at 01/01/2019	Transfers into Level 3	Transfers out of Level 3	Total gains/ (losses) included in Net Income	Total gains/ (losses) included in Surplus	Purchases	Issues	Sales	Settlements	Balance at 12/31/2019
Bonds:
Industrial and Misc	$18,972	$—	($2,976)	$7,523	($5,766)	$5	$—	$—	($12,960)	$4,798
Common Stock:
Industrial and Misc	652	—	—	(55)	197	—	—	(794)	—	—
Derivatives	369	—	—	—	452	—	—	(636)	—	185
Separate accounts assets (a)	858,900	189	(44,826)	(1,216)	34,566	224,303	—	(13,853)	(93,421)	964,642
Total Assets	$878,893	$189	($47,802)	$6,252	$29,449	$224,308	$—	($15,283)	($106,381)	$969,625

b. Total Liabilities	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—

a.    Separate account assets represent segregated funds that are invested for certain customers. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. Separate account liabilities are not included in the above table as they are reported at contract value and not fair value in the Company’s Statement of Admitted Assets, Liabilities, and Capital and Surplus.
Unrealized gains (losses) for the period relating to Level 3 assets that were still held by the Company for common stock were $0 thousand and $151 thousand as of December 31, 2020 and 2019, respectively.
Unrealized gains (losses) for the period relating to Level 3 assets that were still held by the Company for separate account assets were $6,328 thousand and $3,356 thousand as of December 31, 2020 and 2019, respectively.
Transfers resulted from further review of valuation methodologies for certain assets, which resulted in a change in classification.
For nonrecurring fair value measurements, certain financial assets are measured at fair value on a non-recurring basis, such as certain bonds and preferred stock valued at the lower of cost or fair value, or investments that are impaired during the reporting period and recorded at fair value on the statements of admitted assets, liabilities, and capital and surplus at December 31, 2020.

Transfers into or out of Level 3 are generally reported at the value as of the beginning of the quarter in which the transfer occurs. Transfers into Level 3 for the year ended December 31, 2020 were $13,677. Transfers out of level 3 for the year ended December 31, 2020 were $18,109 thousand.

Transfers into Level 3 for the year ended December 31, 2020 were $5,522 thousand for separate account assets. Transfers out of Level 3 for the year ended December 31, 2020 were ($91,942) thousand for separate account asset. This resulted from further review of valuation methodologies for certain assets, which resulted in a change in classification.

4.    The following tables present the carrying amounts and estimated fair values of the Company’s financial instruments as of December 31, 2020 and December 31, 2019:

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2020, 2019 AND 2018

	12/31/2020
	(in thousands)
Type of Financial Instrument	Aggregate Fair Value	Admitted Assets	Level 1	Level 2	Level 3	Net Asset Value (NAV)	Not Practicable (Carrying Value)
Assets:
Bonds	$22,057,434	$20,712,139	$56,198	$20,843,627	$1,157,609	$—	$—
Unaffiliated preferred Stock	10,083	9,648	—	10,083	—	—	—
Unaffiliated common Stock	5,812	5,812	—	5,812	—	—	—
Mortgage loans	5,944,789	5,820,056	—	—	5,944,789	—	—
Cash,Cash Equivalents, and Short-Term Investments	686,482	686,293	117,252	549,176	20,054	—	—
Derivative financial instruments	402,356	390,937	479	401,848	29	—	—
Other Invested Assets	122,812	116,001	—	122,812	—	—	—
Separate Accounts	60,622,812	60,576,877	39,452,069	19,212,626	996,053	962,064	—
Liabilities:
Deposit Type Contracts	$26,823,497	$25,316,049	$—	$—	$26,823,497	$—	$—
Cash collateral held for loaned securities	9,698	9,698	—	9,698	—	—	—
Derivative financial instruments	297,368	293,763	214	297,154	—	—	—
Separate account liabilities-investment contracts	60,627,255	60,575,778	—	57,255,640	3,371,615	—	—

	12/31/2019
	(in thousands)
Type of Financial Instrument	Aggregate Fair Value	Admitted Assets	Level 1	Level 2	Level 3	Net Asset Value (NAV)	Not Practicable (Carrying Value)
Assets:
Bonds	$20,269,095	$19,506,236	$—	$18,927,235	$1,341,860	$—	$—
Unaffiliated preferred Stock	71,648	70,800	—	71,648	—	—	—
Unaffiliated common Stock	5,602	5,602	—	5,602	—	—	—
Mortgage loans	5,477,281	5,374,559	—	—	5,477,281	—	—
Cash,Cash Equivalents, and Short-Term Investments	286,790	286,790	286,790	—	—	—	—
Derivative financial instruments	317,902	307,564	—	314,717	185	—	—
Other Invested Assets	119,767	116,000	—	119,767	—	—	—
Separate Accounts	54,884,953	54,853,502	34,117,503	18,791,343	988,317	987,791	—
Liabilities:
Deposit Type Contracts	$24,200,434	$23,328,657	$—	$—	$24,200,434	$—	$—
Cash collateral held for loaned securities	17,677	17,677	—	17,678	—	—	—
Derivative financial instruments	135,059	126,835	74,425	134,985	—	—	—
Separate account liabilities-investment contracts	51,711,773	51,691,277	—	48,585,491	3,126,282	—	—

5.    The Company did not have any assets and liabilities not practicable to value at fair value as of December 31, 2020.

Bonds: fixed maturities (excluding NAIC 6 rated Bonds) - The fair values of public fixed maturity securities are generally based on prices from third-party pricing services, which are reviewed for reasonableness; however, for certain public fixed maturity securities and

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2020, 2019 AND 2018

investments in private placement fixed maturity securities, this information is either not available or not reliable. For these public fixed maturity securities, the fair value is based on indicative broker quotes, if available, or determined using a discounted cash flow model or internally-developed models. For private fixed maturities, fair value is determined using a discounted cash flow model. In determining the fair value of certain fixed maturity securities, the discounted cash flow model may also use unobservable inputs, which reflect the Company’s own assumptions about the inputs market participants would use in pricing the security.

Mortgage Loans - The fair value of commercial mortgage loans is based upon the present value of the expected future cash flows discounted at the appropriate U.S. Treasury rate, plus an appropriate credit spread for loans of similar quality, average life and currency. The quality ratings for these loans, a primary determinant of the appropriate credit spread and a significant component of the pricing process, are based on internally-developed methodology. Certain commercial mortgage loans are valued incorporating other factors, including the terms of the loans, the principal exit strategies for the loans, prevailing interest rates and credit risk.

Cash and Short-Term Investments - The Company believes that due to the short-term nature of certain assets, the carrying value approximates fair value. These assets include cash, cash equivalent instruments and certain short-term investments, which are recorded at amortized cost and are not securities.

Other Invested Assets - The estimated fair value of other invested assets is determined using the methodologies as described above for bonds, mortgage loans or short-term investments, including affiliated assets based on the nature of the investment. Excluded from the disclosure are those other invested assets that are not considered to be financial instruments subject to this disclosure including investments carried on the equity method.
Deposit-Type Contracts & Separate Account Liabilities - Only the portion of deposit-type contracts and separate account liabilities related to products that are investment contracts (those without mortality and morbidity risk) are reflected in the table above. For fixed deferred annuities, single premium endowments, payout annuities and other similar contracts without life contingencies, fair values are generally derived using discounted projected cash flows based on interest rates that are representative of the Company’s financial strength ratings, and hence reflect the Company’s own NPR. For guaranteed investment contracts, funding agreements, structured settlements without life contingencies and other similar products, fair values are generally derived using discounted projected cash flows based on interest rates being offered for similar contracts with maturities consistent with those of the contracts being valued. For those balances that can be withdrawn by the customer at any time without prior notice or penalty, the fair value is the amount estimated to be payable to the customer as of the reporting date, which is generally the carrying value. For defined contribution and defined benefit contracts and certain other products, the fair value is the market value of the assets supporting the liabilities.

Securities Sold Under Agreements to Repurchase - The Company receives collateral for selling securities under agreements to repurchase. Repurchase agreements are also generally short-term in nature, and therefore, the carrying amounts of these instruments approximate fair value.

Cash Collateral for Loaned Securities - Cash collateral for loaned securities represents the collateral received or paid in connection with loaning or borrowing securities, similar to the securities sold under agreement to repurchase above. Due to the short-term nature of these transactions, the carrying value approximates fair value.
Separate Account Liabilities–Investment Contracts - Only the portion of separate account liabilities related to products that are investments contracts are reflected in the table above. Separate account liabilities are recorded at the amount credited to the contractholder, which reflects the change in fair value of the corresponding separate account assets including contractholder deposits less withdrawals and fees; therefore, carrying value approximates fair value.

Certain Separate Account investments are measured at fair value using the NAV per share (or its equivalent) practical expedient and have not been classified in the fair value hierarchy. Separate account assets using NAV as a practical expedient consist of joint venture and limited partnership interests in real estate, bond, hedge, insurance and other funds. All of these investments have individually varying investment strategies which also have a variety of redemption terms and conditions including certain fund interests that are restricted until maturity. The Company believes that using NAV as a practical expedient for these investments is a fair and close approximation of the investment’s liquidation value.

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2020, 2019 AND 2018

Level 3 Assets by Price Source—The table below presents the balances of Level 3 assets measured at fair value with their corresponding pricing sources.

	Twelve Months Ended December 31, 2020
	Internal (1)	External (2)	Total

	(in thousands)
Corporate securities	$367	$—	$367

	Twelve Months Ended December 31, 2019
	Internal (1)	External (2)	Total

	(in thousands)
Corporate securities	$4,797	$—	$4,797

(1) Represents valuations which could incorporate internally-derived and market inputs. See below for additional information related to internally-developed valuation for significant items in the above table.

(2) Represents unadjusted prices from independent pricing services and independent non-binding broker quotes where pricing inputs are not readily available.

Quantitative Information Regarding Internally-Priced Level 3 Assets – The table below represents quantitative information on significant internally-priced Level 3 assets.

	Twelve Months Ended December 31, 2020
Assets	Fair Value	Valuation	Unobservable Inputs	Range
		Techniques

Corporate Securities	$367	Discounted Cash Flow	Discount Rate	15% - 20%

	Twelve Months Ended December 31, 2019
Assets	Fair Value	Valuation	Unobservable Inputs	Range
		Techniques

Corporate Securities	$4,797	Discounted Cash Flow	Discount Rate	15% - 20%

19.    OTHER ITEMS
    Other Disclosures and Unusual Items

As a result of an agreement with the New York State Department of Financial Services ("NY DFS") regarding our reserving methodologies for certain variable annuity and life insurance products, the Company holds additional statutory reserves on a New York basis, which reduces its New York statutory surplus. The Company is not domiciled in New York, and these changes do not impact statutory reserves reported in the Company's state of domicile, or any states other than New York, therefore do not impact its RBC ratio; however, the agreed reserve methodologies may require the Company to hold additional New York statutory reserves in the future. If the Company were required to establish material additional reserves on a New York statutory accounting basis or post material amounts of additional collateral with respect to annuity or insurance products, its ability to deploy capital held within the Company for other purposes could be affected.

In October 2017, the NAIC adopted the Insurance Data Security Model Law. The model law requires that insurance companies establish a cybersecurity program and includes specific technical safeguards as well as requirements regarding governance, incident planning, data management, system testing, vendor oversight and regulator notification. New York implemented a similar law in March 2017 and other states have either implemented the Model Law or are anticipated to implement it in the near future.

The Company is monitoring regulatory guidance and rulemaking in this area, and may be subject to increased compliance costs and regulatory requirements. In order to respond to the threat of security breaches and cyber attacks, the Company developed a program overseen by the Chief Information Security Officer and the Information Security Office that is designed to protect and preserve the

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2020, 2019 AND 2018

confidentiality, integrity, and continued availability of all information owned by, or in the care of the Company. As part of this program, the Company also maintains an incident response plan. The program provides for the coordination of various corporate functions and governance groups, and serves as a framework for the execution of responsibilities across businesses and operational roles. The program establishes security standards for our technological resources, and includes training for employees, contractors and third parties. As part of the program, the Company conducts periodic exercises and a response readiness assessment with outside advisors to gain a third-party independent assessment of our technical program and our internal response preparedness. The Company regularly engages with the outside security community and monitors cyber threat information.

The Company had no cash deposits that were held in an escrow account and as such would not have been reported in the financial statements as of December 31, 2020 and December 31, 2019.

The Company elected to use rounding in reporting amounts in the pages, exhibits and schedules, except for a few schedules where truncation was used.
The Company engages in cost sharing agreements with its parent and affiliates. Amounts paid by the Company for such agreements are reported in the appropriate expense classification as if they were borne directly by the Company.

In the fourth quarter of 2019, the Company increased reserves for Group Annuity contracts. The increase of $21,206 thousand was recorded in the Statement of Operations and Changes in Capital and Surplus within “Other changes, net”.

Goodwill represents the excess of the amounts the Company paid to acquire subsidiaries and other businesses over the fair value of their net assets at the date of acquisition. When indication of impairment exists, management tests goodwill for the impairment based upon estimates of the fair value of the acquired entity to which the goodwill relates and compares the carrying value of the acquired entity, including the recorded goodwill, to its estimated fair value at that date. Goodwill is considered impaired when the fair value of the investment in the acquired entity is less than the carrying value of the investment, including the recorded goodwill and the decline is considered other-than-temporary. Given changes in facts and circumstances, this test could lead to reductions in goodwill that could have an adverse effect of the Company's financial condition. Below are charts detailing the goodwill held by the Company as of the dates indicated:

December 31, 2020
($ in thousands)
Purchased Entity	Acquisition Date	Cost of Acquired Entity	Original amount of Admitted goodwill	Admitted Goodwill as of the reporting date	Amount of goodwill amortized during the reporting period	Admitted Goodwill as a % of SCA BACV, gross of admitted goodwill
Ada Cogen Holdings, LP	12/10/2013	$17,455	$17,244	$—	$1,562	—%
Warwick Partners II LLC	2/21/2014	678	115	34	11	0.58%
Total		XXX	XXX	$34	$1,573	XXX

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2020, 2019 AND 2018

December 31, 2019
($ in thousands)
Purchased Entity	Acquisition Date	Cost of Acquired Entity	Original amount of Admitted goodwill	Admitted Goodwill as of the reporting date	Amount of goodwill amortized during the reporting period	Admitted Goodwill as a % of SCA BACV, gross of admitted goodwill
Ada Cogen Holdings, LP	12/10/2013	$17,455	$17,244	$6,179	$2,083	100.00%
Warwick Partners II LLC	2/21/2014	678	115	46	11	0.74%
AmeriMark Holdings, LLC - Series A Common Units - N1	5/31/2013	168	168	—	13	—%
AmeriMark Holdings, LLC - Series A Common Units (R)	5/31/2013	2,166	2,166	—	162	—%
AmeriMark Holdings, LLC - Series A Preferred Units (N)	5/31/2013	84	72	—	5	—%
AmeriMark Holdings, LLC - Series A Preferred Units (R)	5/31/2013	2,793	2,396	—	180	—%
Total		XXX	XXX	$6,225	$2,455	XXX

20.    RESERVES FOR LIFE CONTRACTS AND DEPOSIT-TYPE CONTRACTS
Life and Annuity Reserves

Reserves for annuities purchased under group contracts are equal to the present value of future payments, using prescribed mortality tables and interest rates. Reserves for other deposit funds reflect the contract deposit account or experience accumulation for the contract.

Reserves for the reinsurance contracts that reinsure a portion of a United Kingdom pension plan liability are calculated using a net level premium method (as the present value of future benefits minus a percentage of the present value of future premiums, where the percentage is calculated based on the ratio of the initial present value of benefits to the initial present value of premiums at issue). The present values reflect the statutory mortality tables and interest rates applicable at contract issue.

The reserve items above have been determined using accepted actuarial methods applied on a basis consistent with the appropriate Standards of Practice as promulgated by the Actuarial Standards Board and with accounting practices prescribed or permitted by the Department. These actuarial methods have been applied on a basis consistent with the prior year’s methods.

The Company has no policies that provide for waiver of the deduction of deferred fractional premiums upon death of the insured or for return of a portion of final premium for periods beyond the date of death. The Company does not promise surrender values in excess of the legally computed reserves.

The Company has no policies issued at or subsequently subject to a premium for extra mortality or otherwise issued on lives classed as substandard for the plan of contract issued or on special class lives.

The tabular interest and the tabular less actual reserve released have been determined from the basic data.

The tabular interest on deposit funds not involving life contingencies reflects investment experience of the underlying assets.

The Company has no policies in force for which Tabular Cost is applicable.

The Company’s actuarial reserves are also subject to asset adequacy testing analysis, in accordance with the Actuarial Opinion and Memorandum Regulation (“AOMR”), to assess asset adequacy reserve requirements for the Company based on the Appointed Actuary’s judgment. Asset adequacy reserves were $0 at December 31, 2020, the same as the prior year.

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2020, 2019 AND 2018

21.     ANALYSIS OF ANNUITY ACTUARIAL RESERVES AND DEPOSIT LIABILITIES BY WITHDRAWAL CHARACTERISTICS

	2020
	General Account	Separate Account with Guarantees		Separate Account Nonguaranteed	Total	% of Total
	($ in thousands)
INDIVIDUAL ANNUITIES:

Subject to discretionary withdrawal:
With market value adjustment	$—	$—		$—	$—	0.0%
At book value less current surrender charge of 5% or more (1)	—	—	—	—	—	0.0%
At fair value	—	5,260		—	5,260	100.0%
Total with market value adjustment or at fair value	—	5,260		—	5,260	100.0%
At book value without adjustment (minimal or no charge or adjustment) (2)	—	—		—	—	0.0%
Not subject to discretionary withdrawal	—	—		—	—	0.0%
Total (Gross: Direct + Assumed)	—	5,260		—	5,260	100.0%
Reinsurance ceded	—	—		—	—
Total (Net)	$—	$5,260		$—	$5,260
Amount included in (1) above that will move to (2) for the first time within the year after the statement date	$—	$—		$—	$—

	2020
	General Account	Separate Account with Guarantees		Separate Account Nonguaranteed	Total	% of Total
	($ in thousands)
GROUP ANNUITIES:

Subject to discretionary withdrawal:
With market value adjustment	$—	$—		$—	$—	0.0%
At book value less current surrender charge of 5% or more (1)	—	—	—	—	—	0.0%
At fair value	—	3,106,769		—	3,106,769	74.0%
Total with market value adjustment or at fair value	—	3,106,769		—	3,106,769	74.0%
At book value without adjustment (minimal or no charge or adjustment) (2)	—	—		—	—	0.0%
Not subject to discretionary withdrawal	905,297	184,566		—	1,089,863	26.0%
Total (Gross: Direct + Assumed)	905,297	3,291,335		—	4,196,632	100.0%
Reinsurance ceded	8	—		—	8
Total (Net)	$905,289	$3,291,335		$—	$4,196,624
Amount included in (1) above that will move to (2) for the first time within the year after the statement date	$—	$—		$—	$—

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2020, 2019 AND 2018

	2020
	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total	% of Total
	($ in thousands)
DEPOSIT-TYPE CONTRACTS (no life contingencies):

Subject to discretionary withdrawal:
With market value adjustment	$23,483,343	$—	$503,353	$23,986,696	29.4%
At book value less current surrender charge of 5% or more (1)	16,571	—	—	16,571	0.1%
At fair value	—	2,134,895	52,348,504	54,483,399	66.7%
Total with market value adjustment or at fair value	23,499,914	2,134,895	52,851,857	78,486,666	96.2%
At book value without adjustment (minimal or no charge or adjustment) (2)	1,518,409	1,351,601	—	2,870,010	3.4%
Not subject to discretionary withdrawal	297,726	37,100	—	334,826	0.4%
Total (Gross: Direct + Assumed)	25,316,049	3,523,596	52,851,857	81,691,502	100.0%
Reinsurance ceded	—	—	—	—
Total (Net)	$25,316,049	$3,523,596	$52,851,857	$81,691,502
Amount included in (1) above that will move to (2) for the first time within the year after the statement date	$—	$—	$—	$—

	2020
	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total
	(in thousands)
Reconciliation of total annuity actuarial reserves and deposit liabilities:
Life and Accident & Health Annual Statement	$26,221,338	$—	$—	$26,221,338
Separate Accounts Annual Statement	—	6,820,191	52,851,857	59,672,048
Total annuity actuarial reserves and deposit liabilities	$26,221,338	$6,820,191	$52,851,857	$85,893,386

The following table is an analysis of annuity actuarial reserves and deposit-type contract funds and other liabilities without life or disability contingencies by withdrawal characteristics as of December 31:

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2020, 2019 AND 2018

	2019
	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total	% of Total
	($ in thousands)
INDIVIDUAL ANNUITIES:

Subject to discretionary withdrawal:
With market value adjustment	$—	$—	$—	$—	0.0%
At book value less current surrender charge of 5% or more (1)	—	—	—	—	0.0%
At fair value	—	4,265	—	4,265	100.0%
Total with market value adjustment or at fair value	—	4,265	—	4,265	100.0%
At book value without adjustment (minimal or no charge or adjustment) (2)	—	—	—	—	0.0%
Not subject to discretionary withdrawal	—	—	—	—	0.0%
Total (Gross: Direct + Assumed)	—	4,265	—	4,265	100.0%
Reinsurance ceded	—	—	—	—
Total (Net)	$—	$4,265	$—	$4,265
Amount included in (1) above that will move to (2) for the first time within the year after the statement date	$—	$—	$—	$—

	2019
	General Account	Separate Account with Guarantees		Separate Account Nonguaranteed	Total	% of Total
	($ in thousands)
GROUP ANNUITIES:

Subject to discretionary withdrawal:
With market value adjustment	$—	$—		$—	$—	0.0%
At book value less current surrender charge of 5% or more (1)	—	—	—	—	—	0.0%
At fair value	—	2,674,016		—	2,674,016	72.3%
Total with market value adjustment or at fair value	—	2,674,016		—	2,674,016	72.3%
At book value without adjustment (minimal or no charge or adjustment) (2)	—	—		—	—	0.0%
Not subject to discretionary withdrawal	827,033	196,995		—	1,024,028	27.7%
Total (Gross: Direct + Assumed)	827,033	2,871,011		—	3,698,044	100.0%
Reinsurance ceded	8	—		—	8
Total (Net)	$827,025	$2,871,011		$—	$3,698,036
Amount included in (1) above that will move to (2) for the first time within the year after the statement date	$—	$—		$—	$—

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2020, 2019 AND 2018

	2019
	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total	% of Total
	($ in thousands)
DEPOSIT-TYPE CONTRACTS (no life contingencies):

Subject to discretionary withdrawal:
With market value adjustment	$21,594,810	$—	$418,155	$22,012,965	30.3%
At book value less current surrender charge of 5% or more (1)	16,016	—	—	16,016	0.1%
At fair value	—	2,151,884	45,464,653	47,616,537	65.6%
Total with market value adjustment or at fair value	21,610,826	2,151,884	45,882,808	69,645,518	96.0%
At book value without adjustment (minimal or no charge or adjustment) (2)	1,343,548	1,129,297	—	2,472,845	3.4%
Not subject to discretionary withdrawal	374,283	39,809	—	414,092	0.6%
Total (Gross: Direct + Assumed)	23,328,657	3,320,990	45,882,808	72,532,455	100.0%
Reinsurance ceded	—	—	—	—
Total (Net)	$23,328,657	$3,320,990	$45,882,808	$72,532,455
Amount included in (1) above that will move to (2) for the first time within the year after the statement date	$—	$—	$—	$—

	2019
	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total
	(in thousands)
Reconciliation of total annuity actuarial reserves and deposit liabilities:
Life and Accident & Health Annual Statement	$24,155,682	$—	$—	$24,155,682
Separate Accounts Annual Statement	—	6,196,266	45,882,808	52,079,074
Total annuity actuarial reserves and deposit liabilities	$24,155,682	$6,196,266	$45,882,808	$76,234,756

22.    SEPARATE ACCOUNTS

22A.
(1)    Separate account assets and liabilities are reported at estimated fair value and represent segregated funds, which are invested for certain policyholders, pension funds and other customers. The assets consist primarily of common stocks, long-term bonds, real estate, mortgages and short-term investments. The assets of each account are legally segregated and are not subject to claims that arise out of any other business of the Company. The liabilities include reserves established to meet withdrawal and future benefit payment contractual provisions. Investment risks associated with fair value changes are generally borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. Mortality, policy administration and surrender charges on the accounts are included in the "Other income (loss)."

(2)    In accordance with the products/transactions recorded within the Separate Accounts, some assets are considered legally insulated whereas others are not legally insulated from the General Account. As of December 31, 2020, the Company’s Separate Account statement included legally insulated assets of $60,575,778 thousand. The assets legally insulated from the General Account as of December 31, 2020 are attributed to the following products/transactions:

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2020, 2019 AND 2018

	(in thousands)
Product/Transaction	Legally Insulated Assets*	Separate Account Assets (Not Legally Insulated)
Individual Annuity Contracts - Not reclassed to the General Account	$5,260	$—
Group Annuity Contracts - Not reclassed to the General Account	59,216,121	—
Group Annuity Contracts - Reclassed to the General Account for GAAP	1,354,397	1,099
Total*	$60,575,778	$1,099

*In addition to assets supporting contract holder liabilities as reported on Lines 1 and 2 of the separate account liabilities page, the legally insulated asset column above includes assets supporting other liabilities as reported on Lines 3 through
16 on the separate account liabilities page. The majority of these other liabilities relate to payable for securities purchased and cash collateral held for loaned securities.

(3)    Some Separate Account liabilities are guaranteed by the General Account. As of December 31, 2020, the Company’s General Account had a maximum guarantee for Separate Account liabilities of $0. To compensate the General Account for the risk taken, the Separate Account, excluding those assessed as a component of an overall insurance charge (where it is impractical to bifurcate each underling charge), has paid risk charges of $995 thousand, $2,408 thousand and $3,437 thousand as of December 31, 2020, 2019 and 2018, respectively.

As of December 31, 2020, 2019 and 2018, the Company’s General Account has paid $13,989 thousand, $12,107 thousand and $10,794 thousand, respectively, towards Separate Account guarantees.

(4)    The Company engages in securities lending transactions within the Separate Account. In accordance with such transactions conducted from the Separate Account, the Company’s securities lending policies and procedures are not materially different from the General Account policies and procedures, except that certain collateral is not included in assets and cash collateral held for loaned securities. For the period ended December 31, 2020, and December 31, 2019 the amount of loaned securities within the Separate Accounts was $17,134 thousand and $4,335 thousand, respectively.

22B.    General Nature and Characteristics of Separate Accounts

Separate Accounts assets and liabilities represent segregated funds, which are administered for pension and other clients. The assets consist of common stocks, long-term bonds, real estate, mortgages and short-term investments. The liabilities consist of reserves established to meet withdrawal and future benefit payment contractual provisions. Investment risks associated with market value changes are generally borne by the clients, except to the extent of minimum guarantees made by the Company with respect to certain accounts.

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2020, 2019 AND 2018

	12/31/2020
	(1) Indexed	(2) Nonindexed Guarantee Less than/equal to 4%	(3) Nonindexed Guarantee more than 4%	(4) Nonguaranteed Separate Accounts	(5) Total
	(in thousands)
(1) Premiums, considerations or deposits for period ended 12/31/2020	$—	$6,585,111	($13,044)	$5,960,716	$12,532,783
(2) Reserves as of 12/31/2020 for accounts with assets at:
a. Market Value	—	6,598,526	—	52,348,504	58,947,030
b. Amortized Cost	—	—	221,665	503,353	725,018
c. Total Reserves	$—	$6,598,526	$221,665	$52,851,857	$59,672,048

(3) By withdrawal characteristics
a. Subject to discretionary withdrawal:
1. With MV adjustment	—	—	—	503,353	503,353
2. At book value without MV adjustment and with current surrender charge of 5% or more	—	—	—	—	—
3. At market value	—	5,246,925	—	52,348,504	57,595,429
4. At book value without MV adjustment and with current surrender charge of less than 5%	—	1,351,601	—	—	1,351,601
5. Subtotal	$—	$6,598,526	$—	$52,851,857	$59,450,383
b. Not subject to discretionary withdrawal:	—	—	221,665	—	221,665
c. Total	$—	$6,598,526	$221,665	$52,851,857	$59,672,048

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2020, 2019 AND 2018

Transfers as reported in the Summary of Operations of the Separate Accounts Statement:

	12/31/2019
	(1) Indexed	(2) Nonindexed Guarantee Less than/equal to 4%	(3) Nonindexed Guarantee more than 4%	(4) Nonguaranteed Separate Accounts	(5) Total
	(in thousands)
(1) Premiums, considerations or deposits for period ended 12/31/2019	$—	$5,320,981	($8,322)	$4,741,756	$10,054,415
(2) Reserves as of 12/31/2019 for accounts with assets at:
a. Market Value	—	5,959,463	—	45,464,652	51,424,115
b. Amortized Cost	—	—	236,803	418,155	654,958
c. Total Reserves	$—	$5,959,463	$236,803	$45,882,807	$52,079,073

(3) By withdrawal characteristics
a. Subject to discretionary withdrawal:
1. With MV adjustment	—	—	—	418,155	418,155
2. At book value without MV adjustment and with current surrender charge of 5% or more	—	—	—	—	—
3. At market value	—	4,830,166	—	45,464,653	50,294,819
4. At book value without MV adjustment and with current surrender charge of less than 5%	—	1,129,297	—	—	1,129,297
5. Subtotal	$—	$5,959,463	$—	$45,882,808	$51,842,271
b. Not subject to discretionary withdrawal:	—	—	236,803	—	236,803
c. Total	$—	$5,959,463	$236,803	$45,882,808	$52,079,074

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2020, 2019 AND 2018

	12/31/2018
	(1) Indexed	(2) Nonindexed Guarantee Less than/equal to 4%	(3) Nonindexed Guarantee more than 4%	(4) Nonguaranteed Separate Accounts	(5) Total
	(in thousands)
(1) Premiums, considerations or deposits for period ended 12/31/2018	$—	$375,106	$—	$7,291,893	$7,666,999
(2) Reserves as of 12/31/2018 for accounts with assets at:
a. Market Value	—	3,323,918	—	38,888,965	42,212,883
b. Amortized Cost	—	—	250,034	366,043	616,077
c. Total Reserves	$—	$3,323,918	$250,034	$39,255,008	$42,828,960

(3) By withdrawal characteristics
a. Subject to discretionary withdrawal:	$—	$—	$—	$—	$—
1. With MV adjustment	—	—	—	366,043	366,043
2. At book value without MV adjustment and with current surrender charge of 5% or more	—	—	—	—	—
3. At market value	—	2,254,435	—	38,888,965	41,143,400
4. At book value without MV adjustment and with current surrender charge of less than 5%	—	1,069,483	—	—	1,069,483
5. Subtotal	—	3,323,918	—	39,255,008	42,578,926
b. Not subject to discretionary withdrawal:	—	—	250,034		250,034
c. Total	$—	$3,323,918	$250,034	$39,255,008	$42,828,960

Transfers as reported in the Summary of Operations of the Separate Accounts Statement:

	2020	2019	2018

a. Transfers to Separate Accounts	$650,164	$563,097	$484,846
b. Transfers from Separate Accounts	629,103	533,864	468,860
c. Net transfers to or (From)Separate Accounts (a)–(b)	$21,061	$29,233	$15,986

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

ANNUAL STATEMENT SCHEDULE 1 - SELECTED FINANCIAL DATA
FOR THE YEAR ENDED DECEMBER 31, 2020

(in thousands)
Investment Income Earned:
U.S. Government Bonds	$1,558
Other bonds (unaffiliated)	674,826
Bonds of affiliates	2,618
Preferred stocks (unaffiliated)	2,809
Preferred stocks affiliated	—
Common stocks (unaffiliated)	262
Common stocks of affiliates	—
Mortgages loans	198,563
Real estate	—
Premium notes, policy loans and liens	—
Cash, cash equivalents and short-term investments	5,919
Derivative Instruments	60,523
Other Invested Assets	10,416
Aggregate write-ins for investment income	631
Gross investment income	$958,125

Real Estate Owned - Book Value less Encumbrances	$—

Mortgage Loans - Book Value:
Agriculture mortgages	$303,980
Residential mortgages	—
Commercial mortgages	5,516,076
Total mortgage loans	$5,820,056

Mortgage Loans by Standing - Book Value:
Good standing	$5,820,056
Good standing with restructured terms	—
Interest overdue more than three months, not in foreclosure	—
Foreclosure in process	—
Total mortgage loans	$5,820,056

Other Long Term Assets - Statement Value	$210,424

Bonds and Stocks of Parents, Subsidiaries and Affiliates - Book Value:
Bonds	$100,000
Preferred Stocks	$—
Common Stocks	$—

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

ANNUAL STATEMENT SCHEDULE 1 - SELECTED FINANCIAL DATA
FOR THE YEAR ENDED DECEMBER 31, 2020

(in thousands)
Bonds, Short - Term Investments, and Cash Equivalents by NAIC Designation and Maturity:
By Maturity - Statement Value
Due within one year or less	$2,645,783
Over 1 year through 5 years	11,145,618
Over 5 years through 10 years	6,197,600
Over 10 years through 20 years	665,188
Over 20 years	287,360
Total by Maturity	$20,941,549
By NAIC Designation - Statement Value
NAIC 1	$12,572,938
NAIC 2	7,162,820
NAIC 3	770,594
NAIC 4	329,051
NAIC 5	98,396
NAIC 6	7,750
Total by NAIC Designation	$20,941,549
Total Publicly Traded	$15,366,318
Total Privately Placed	$5,575,231

Preferred Stocks - Statement Value	$9,648
Common Stocks - Market Value	$5,812
Short Term Investments - Book Value	$173,916
Options, Caps & Floors Owned - Statement Value.	$—
Options, Caps & Floors Written and In Force - Statement Value.	$—
Collar, Swap & Forward Agreements Open - Statement Value	$95,705
Futures Contracts Open - Current value	$—
Cash on Deposit	$67,254

Annuities:
Ordinary
Immediate - Amount of Income Payable	$—
Deferred - Fully Paid Account Balance	$—
Deferred - Not Fully Paid Account Balance	$—

Group
Amount of Income Payable	$156,145
Fully Paid Account Balance	$15,929
Not Fully Paid Account Balance	$—

Deposit Funds and Dividend Accumulations:
Deposit Funds - Account Balance	$25,316,049
Dividend Accumulations - Account Balance	$—

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

SUPPLEMENTAL INVESTMENT RISKS INTERROGATORIES SCHEDULE
FOR THE YEAR ENDED DECEMBER 31, 2020

                                     (in thousands)
Total admitted assets as reported in the Company’s Annual Statement:              $28,331,755
The ten largest exposures, by investment category, to a single issue, borrower, or investment, excluding U.S. government, U.S. government agency securities and those U.S. government money market funds listed in the Appendix to the SVO Purposes and Procedures Manual as exempt, property occupied by the Company, and policy loans:

Investment Category	Book Value	Percentage of Total Admitted Assets
	($ in thousands)

Cash Equivalent - DRYDEN CORE FUND MM SER MMF	$389,628	1.4%
Long-term bonds - ING Bank N.V. Note	$245,000	0.9%
Long-term bonds - BAYERISCHE LANDESBANK NEW YORK	$216,368	0.8%
Long-term bonds - CITIGROUP COMMERCIAL MORTGAGE CMBS	$205,119	0.7%
Long-term bonds - FORD AUTO	$191,459	0.7%
Long-term bonds - WELLS FARGO COMMERCIAL MORTGAGE CMBS	$182,570	0.6%
Long-term bonds - APPLE COMPUTER INC	$160,475	0.6%
Long-term bonds - NESTLE HLDGS INC.	$153,192	0.5%
Long-term bonds - MORGAN STANLEY BAML TRUST MSBA	$152,155	0.5%
Long-term bonds -Visa Inc	$146,657	0.5%

Total admitted assets held in bonds and preferred stocks by NAIC rating:

Bonds	Book Value	Percentage of Total Admitted Assets	Preferred Stock	Book Value	Percentage of Total Admitted Assets
	($ in thousands)			($ in thousands)

NAIC-1	$12,572,938	44.4%	P/RP-1	$3,848	0.0%
NAIC-2	$7,162,820	25.3%	P/RP-2	$5,800	0.0%
NAIC-3	$770,594	2.7%	P/RP-3	$—	0.0%
NAIC-4	$329,051	1.2%	P/RP-4	$—	0.0%
NAIC-5	$98,396	0.3%	P/RP-5	$—	0.0%
NAIC-6	$7,750	0.0%	P/RP-6	$—	0.0%

Assets held in foreign investments:

Total admitted assets held in foreign investments	$6,067,634	21.4%
Foreign-currency-denominated investments	$1,587,578	5.6%
Insurance liabilities denominated in that same foreign currency	$—	0.0%

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

SUPPLEMENTAL INVESTMENT RISKS INTERROGATORIES SCHEDULE
FOR THE YEAR ENDED DECEMBER 31, 2020

	Book Value	Percentage of Total Admitted Assets
	($ in thousands)

Aggregate foreign investment exposure categorized by NAIC sovereign designation:

Countries designated NAIC-1	$5,757,055	20.3%
Countries designated NAIC-2	$262,126	0.9%
Countries designated NAIC-3 or below	$48,453	0.2%

Two largest foreign investment exposure to a single country, categorized by NAIC sovereign designation:
Countries designated NAIC-1:
Country: United Kingdom	$1,148,266	4.1%
Country: Cayman Islands	$1,427,541	5.0%

Countries designated NAIC-2:
Country: Mexico	$53,909	0.2%
Country: Italy	$101,793	0.4%

Countries designated NAIC-3 or below:
Country: British Virgin Islands	$21,376	0.1%
Country: Ghana	$19,205	0.1%

Aggregate unhedged foreign currency exposure:	$39,708	0.1%

Aggregate unhedged foreign currency exposure categorized by
NAIC sovereign rating:
Countries rated NAIC-1	$39,708	0.1%
Countries rated NAIC-2	$—	0.0%
Countries rated NAIC-3 or below	$—	0.0%

Largest unhedged foreign currency exposure by country,
categorized by the Country's NAIC sovereign designation:

Countries rated NAIC-1:
Country : United Kingdom	$26,858	0.1%
Country: Germany	$8,262	0.0%

The ten largest non-sovereign (i.e., non-governmental) foreign issues:
NAIC-1- ING Bank N.V. Note	$245,000	0.9%
NAIC-1- BAYERISCHE LANDESBANK NEW YORK	$216,368	0.8%
NAIC-1- Commonwealth Bank of Australia Note	$130,000	0.5%

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

SUPPLEMENTAL INVESTMENT RISKS INTERROGATORIES SCHEDULE
FOR THE YEAR ENDED DECEMBER 31, 2020

NAIC-1- Natixis SA Senior Note	$125,000	0.4%
NAIC-1- Siemens Financieringsmaatschap Corp Foreign	$116,018	0.4%
NAIC-1- CATHEDRAL LAKE LTD CLO	$114,375	0.4%
NAIC-2- Ferrero International S.A.	$94,809	0.3%
NAIC-2- ENEL FINANCE INTERNATIONAL NV	$91,364	0.3%
NAIC-1- KVK CLO LTD	$89,102	0.3%
NAIC-2- Spirax-Sarco Engineering Plc	$76,057	0.3%

The ten largest fund managers of nonaffiliated, privately placed equities:

	Total Invested	Diversified	Nondiversified
	(in thousands)

Prudential Capital Partners V, L.P. - PRIAC	$6,155	$6,155	$—
Federal Home Ln Bank of Boston Class B Common Shares	$5,812	$—	$5,812
Clearbridge MLP/Midstm Fnd Inc Mandatory Redeemable Preferred	$5,800	$5,800	$—
Littlejohn Fund V, LP PRIAC	$4,767	$4,767	$—
Blackstone Property Partners L.P.-PRIAC	$4,702	$4,702	$—
Harbert European Real Estate Fund V, L.P. - PRIAC	$4,459	$4,459	$—
Tortoise MLP Fund, Inc. Mandatory Redeemable Preferred	$3,848	$3,848	$—
ASF VIII B L.P. - PRIAC	$3,637	$3,637	$—
Prudential Capital Partners II, L.P. PRIAC	$2,620	$2,620	$—
Metropolitan Real Estate Partners Secondaries Fund II, LP - PRIAC	$2,311	$2,311	$—

The ten largest aggregate mortgage interests. The aggregate mortgage interest represents the combined value of all mortgages secured by the same property or same group of properties:

Commercial- R.D. Merrill Company	$193,903	0.7%
Commercial- AXA Real Estate Investment Managers	$182,003	0.6%
Commercial- Global Logistic Properties	$162,627	0.6%
Commercial-The Blackstone Group	$150,591	0.5%
Commercial- Morgan Stanley	$115,507	0.4%
Commercial- DRA Advisors, Inc.	$107,968	0.4%
Commercial- Centuria Capital Group	$101,858	0.4%
Commercial- Stockbridge Capital Group, LLC	$98,446	0.3%
Commercial- Brookfield Asset Management (US)	$93,235	0.3%
Commercial- B.F. Saul Company	$93,000	0.3%

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

SUPPLEMENTAL INVESTMENT RISKS INTERROGATORIES SCHEDULE
FOR THE YEAR ENDED DECEMBER 31, 2020

Aggregate mortgage loans having the following loan-to-value ratios as determined from the most current appraisal as of the annual statement date

	Residential		Commercial		Agricultural
Loan-to-Value	Book Value	Percentage	Book Value	Percentage	Book Value	Percentage
	($ in thousands)		($ in thousands)		($ in thousands)

Above 95%	$—	0.0%	$—	0.0%	$—	0.0%
91% to 95%	$—	0.0%	$1,417	0.0%	$—	0.0%
81% to 90%	$—	0.0%	$—	0.0%	$—	0.0%
71% to 80%	$—	0.0%	$1,568,294	5.5%	$—	0.0%
Below 70%	$—	0.0%	$3,946,365	13.9%	$303,980	1.1%

			Book Value	Percentage
			($ in thousands)

Construction loans			$—	0.0%
Mortgage loans over 90 days past due			$—	0.0%
Mortgage loans in the process of foreclosure			$—	0.0%
Mortgage loans foreclosed			$—	0.0%
Restructured mortgage loans			$—	0.0%

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

SUPPLEMENTAL INVESTMENT RISKS INTERROGATORIES SCHEDULE
FOR THE YEAR ENDED DECEMBER 31, 2020

The amounts and percentage of the Company’s total admitted assets subject to the following types of agreements:

			(UNAUDITED)
	At Year-end		At End of Each Quarter

	Book Value	Percentage	1st Quarter Book Value	2nd Quarter Book Value	3rd Quarter Book Value
	($ in thousands)		($ in thousands)

Securities lending (do not include assets held as collateral for such transactions)	$9,698	0.0%	$21,021	$15,838	$12,278
Repurchase agreements	$—	0.0%	$—	$—	$—
Reverse repurchase agreements	$—	0.0%	$80,000	$100,000	$—
Dollar repurchase agreements	$—	0.0%	$—	$—	$—
Dollar reverse agreements	$—	0.0%	$—	$—	$—

The amounts and percentages of the Company's total admitted assets for warrants not attached to the other financial instruments, opinions, caps, and floors:

	Owned		Written

	Book Value	Percentage	Book Value	Percentage
	($ in thousands)		($ in thousands)

Hedging	$22,109	0.1%	$—	0.0%
Income Generations	$—	0.0%	$—	0.0%
Other	$—	0.0%	$—	0.0%

The amounts and percentages of the Company’s total admitted assets of the potential exposure (defined as the amount determined in accordance with the NAIC Annual Statement Instructions) for collars, swaps and forwards:

			(UNAUDITED)
	At Year-end		At End of Each Quarter

	Book Value	Percentage	1st Quarter Book Value	2nd Quarter Book Value	3rd Quarter Book Value
	($ in thousands)		($ in thousands)

Hedging	$73,593	0.3%	$73,430	$74,086	$73,649
Income Generation	$—	0.0%	$—	$—	$—
Replication	$—	0.0%	$10,295	$—	$—
Other	$—	0.0%	$—	$—	$—

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

SUPPLEMENTAL INVESTMENT RISKS INTERROGATORIES SCHEDULE
FOR THE YEAR ENDED DECEMBER 31, 2020

The amounts and percentages of the Company’s total admitted assets of the potential exposure (defined as the amount determined in accordance with the NAIC Annual Statement Instructions) for future contracts:

			(UNAUDITED)
	At Year-end		At End of Each Quarter

	Book Value	Percentage	1st Quarter Book Value	2nd Quarter Book Value	3rd Quarter Book Value
	($ in thousands)		($ in thousands)

Hedging	$8,040	0.0%	$20,107	$10,766	$13,526
Income Generation	$—	0.0%	$—	$—	$—
Replication	$—	0.0%	$—	$—	$—
Other	$—	0.0%	$—	$—	$—

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

SUMMARY INVESTMENT SCHEDULE
FOR THE YEAR ENDED DECEMBER 31, 2020

By Investment Category	Gross Investment Holdings of the Company		Admitted Assets as Reported by the Company
	Book Value	Percentage	Book Value	Percentage

	($ in thousands)		($ in thousands)
Long-Term Bonds:
U.S. governments	$51,747	0.2%	$51,747	0.2%
All other governments	345,306	1.2%	345,306	1.2%
U.S. states, territories, and possessions, etc. guaranteed	25,162	0.1%	25,162	0.1%
U.S. political subdivisions of states, territories, and possessions, guaranteed	8,252	0.0%	8,252	0.0%
U.S. special revenue and special assessment obligations, etc. non-guaranteed	1,035,924	3.7%	1,035,924	3.7%
Industrial and miscellaneous	18,923,601	67.8%	18,923,601	67.8%
Hybrid securities	28,533	0.1%	28,533	0.1%
Parent, subsidiaries, and affiliates	100,000	0.4%	100,000	0.4%
SVO identified funds	—	0.0%	—	0.0%
Unaffiliated bank loans	193,614	0.7%	193,614	0.7%
Total long-term bonds	$20,712,139	74.2%	$20,712,139	74.2%

Preferred stocks:
Industrial and miscellaneous (unaffiliated)	$9,648	0.0%	$9,648	0.0%
Parent, subsidiaries and affiliates	—	0.0%	—	0.0%
Total preferred stocks	$9,648	0.0%	$9,648	0.0%

Common stocks:
Industrial and miscellaneous publicly traded (unaffiliated)	$5,812	0.0%	$5,812	0.0%
Industrial and miscellaneous other (unaffiliated)	—	0.0%	—	0.0%
Parent, subsidiaries and affiliates publicly traded	—	0.0%	—	0.0%

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

SUMMARY INVESTMENT SCHEDULE
FOR THE YEAR ENDED DECEMBER 31, 2020

By Investment Category	Gross Investment Holdings of the Company		Admitted Assets as Reported by the Company
	Book Value	Percentage	Book Value	Percentage

	($ in thousands)		($ in thousands)

Parent, subsidiaries and affiliates Other	—	0.0%	—	0.0%
Mutual funds	—	0.0%	—	0.0%
Unit investment trusts	—	0.0%	—	0.0%
Closed-end funds	—	0.0%	—	0.0%
Total common stocks	$5,812	0.0%	$5,812	0.0%

Mortgage loans:
Agricultural	$303,980	1.1%	$303,980	1.1%
residential properties	—	0.0%	—	0.0%
Commercial loans	5,516,076	19.8%	5,516,076	19.8%
Mezzanine real estate loans	—	0.0%	—	0.0%
Total mortgage loans	$5,820,056	20.9%	$5,820,056	20.9%

Real Estate Investments:
Property occupied by company	$—	0.0%	$—	0.0%
Property held for production of income	—	0.0%	—	0.0%
Property held for sale	—	0.0%	—	0.0%
Total real estate	$0	0.0%	$—	0.0%

Cash, cash equivalents and short-term investments:
Cash	$67,254	0.2%	$67,254	0.2%
Cash equivalents	445,123	1.6%	445,123	1.6%
Short-term investments	173,916	0.6%	173,916	0.6%
Total cash, cash equivalents and short-term investments	$686,293	2.4%	$686,293	2.4%

Policy Loans	$—	0.0%	$—	0.0%
Other invested assets	210,424	0.8%	210,424	0.8%
Derivatives	390,937	1.4%	390,937	1.4%
Receivables for securities	53,443	0.2%	53,443	0.2%
Write-in for invested assets	17,776	0.1%	17,776	0.1%
Total Invested Assets	$27,906,528	100.0%	$27,906,528	100.0%

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

SUPPLEMENTAL SCHEDULE OF REINSURANCE DISCLOSURES
FOR THE YEAR ENDED DECEMBER 31, 2020

The following information regarding reinsurance contracts is presented to satisfy the disclosure requirements in SSAP No. 61R which apply to reinsurance contracts entered into, renewed or amended on or after January 1, 1996.

1.Has the Company reinsured any risk with any other entity under a reinsurance contract (or multiple contracts with the same reinsurer or its affiliates) that is subject to Appendix A-791, Life and Health Reinsurance Agreements, and includes a provision that limits the reinsurer’s assumption of significant risks identified in Appendix A-791?

Yes	No	x

2.Has the Company reinsured any risk with any other entity under a reinsurance contract (or multiple contracts with the same reinsurer or its affiliates) that is not subject to Appendix A-791, for which reinsurance accounting was applied and includes a provision that limits the reinsurer’s assumption of risk?

Yes	No	x

3.Does the Company have any reinsurance contracts (other than reinsurance contracts with a federal or state facility) that contain one or more of the following features which result in delays in payment in form or in fact:

a.Provisions that permit the reporting of losses to be made less frequently than quarterly;
b.Provisions that permit settlements to be made less frequently than quarterly;
c.Provisions that permit payments due from the reinsurer to not be made in cash within ninety days of the settlement date (unless there is no activity during the period); or
d.The existence of payment schedules, accumulating retentions from multiple years, or any features inherently designed to delay timing of the reimbursement to the ceding entity.

Yes	No	x

4.Has the Company reflected reinsurance accounting credit for any contracts that are not subject to Appendix A-791 and not yearly renewable term reinsurance, which meet the risk transfer requirements of SSAP No. 61R?

Assumption reinsurance – new for the reporting period (1)	Yes	No	x
Non-proportional reinsurance, which does not result in significant surplus relief	Yes	No	x

5.Has the Company ceded any risk in a reinsurance agreement that is not subject to Appendix A-791 and not yearly renewable term reinsurance, under any reinsurance contract (or multiple contracts with the same reinsurer or its affiliates) during the period covered by the financial statements, and either:

a.Accounted for that contract as reinsurance under SAP and as a deposit under GAAP

Yes	No	N/A	x

b.Accounted for that contract as reinsurance under GAAP and as a deposit under SAP?

Yes	No	N/A	x

(1) This disclosure relates to ceding companies with assumption reinsurance agreements (paragraph 60 of SSAP 61R) entered into during the current year for which indemnity reinsurance is being applied for policyholders who have not yet agreed to the transfer to the new insurer or for which the regulator has not yet approved the novation to the new insurer.